EXHIBIT 10.3
AMENDED AND RESTATED
AIRBUS A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of October 2, 2007
between
AIRBUS S.A.S.
Seller
and
US AIRWAYS, INC.
Buyer
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CONTENTS

0 - DEFINITIONS	8

1 - SALE AND PURCHASE	18

2 - SPECIFICATION	19

2.1 Specification Documents	19
2.2 Customization Milestones Chart	20
2.3 Propulsion Systems	20

3 - PRICE	24

3.1. Price of the A318 Aircraft	24
3.2. Price of the A319 Aircraft	24
3.3. Price of the A320 Aircraft	26
3.4. Price of the A321 Aircraft	28
3.5 Taxes, Duties and Imposts	30

4 - PRICE REVISION	32

4.1 Airframe Price Revision Formula	32
4.2 Propulsion System Price Revision	32

5 -PAYMENT TERMS	33

5.1 Payments	33
5.2 Predelivery Payments	33
5.3 Predelivery Payments and Initial Payments Received	34
5.4 Payment of Balance of the Final Contract Price	34
5.5 Application of Payments	35
5.6 Overdue Payments	35
5.7 Proprietary Interest	36
5.8 Payment in Full	36

6 -MANUFACTURE PROCEDURE — INSPECTION	37

6.1 Manufacture Procedures	37
6.2 Inspection Procedures	37
6.3 Representatives	38

7 -CERTIFICATION	39

7.1 Type Certification	39
7.2 Export Certificate of Airworthiness	39
7.3 Additional FAA Requirements	39
7.4 Additional EASA Requirements	40
7.5 Specification Changes After Delivery	40

8 - TECHNICAL ACCEPTANCE	41

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8.1 Technical Acceptance Process	41
8.2 Buyer’s Attendance	41
8.3 Certificate of Acceptance	42
8.4 Finality of Acceptance	42
8.5 Aircraft Utilization	42

9 - DELIVERY	43

9.1 Delivery Schedule	43
9.2 Delivery Process	45
9.3 Flyaway	45

10 - EXCUSABLE DELAY AND TOTAL LOSS	46

10.1 Scope of Excusable Delay	46
10.2 Consequences of Excusable Delay	47
10.3 Termination on Excusable Delay	47
10.4 Total Loss, Destruction or Damage	48
10.5 Remedies	48

11 - INEXCUSABLE DELAY	50

11.1 Liquidated Damages	50
11.2 Renegotiation	50
11.3 Termination	51
11.4 Setoff Payments	51
11.5 Remedies	51
12 - WARRANTIES AND SERVICE LIFE POLICY	52
12.1 Warranty	52
12.2 Seller Service Life Policy	64
12.3 Supplier Warranties and Service Life Policy	69
12.4 Interface Commitment	69
12.5 Exclusivity of Warranties	71
12.6 Duplicate Remedies	74
12.7 Negotiated Agreement	74
12.8 Survivability	74

13 - PATENT AND COPYRIGHT INDEMNITY	75

13.1 Indemnity	75
13.2 Administration of Patent and Copyright Indemnity Claims	76

14 - TECHNICAL DATA AND SOFTWARE SERVICES	78

14.1 Supply	78
14.2 Aircraft Identification for Technical Data	78
14.3 Integration of Equipment Data	78
14.4 Delivery	79
14.5 Revision Service	80

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14.6 Service Bulletins Incorporation	80
14.7 Future Developments	81
14.8 Technical Data Familiarization	81
14.9 Customer Originated Changes	81
14.10 Software Products	83
14.11 Warranties	85
14.12 Proprietary Rights	86

15 - SELLER REPRESENTATIVES	87

15.1 Seller Representatives	87
15.2 Resident Customer Support Representatives	87
15.3 Customer Support Director	87
15.4 Buyer’s Support	88
15.5 Temporary Assignment and Withdrawal of Resident Customer Support Representative	88
15.6 Representatives’ Status	88

16 - TRAINING AND TRAINING AIDS	89

16.1 General	89
16.2 Scope	89
16.3 Training Organization / Location	89
16.4 Training Courses	89
16.5 Prerequisites	90
16.6 Logistics	91
16.7 Training Aids for the Buyer’s Training Organization	93
16.8 Proprietary Rights	95
Appendix A to Clause 16	96
Appendix B to Clause 16	97

17 SUPPLIER PRODUCT SUPPORT	100

17.1 Equipment Supplier Product Support Agreements	100
17.2 Supplier Compliance	100
17.3 Supplier Part Repair Stations	101

18 BUYER FURNISHED EQUIPMENT	102

18.1 Administration	102
18.2 Requirements	103
18.3 Buyer’s Obligation and Seller’s Remedies	103
18.4 Title and Risk of Loss	104
18.5 Disposition of BFE Following Termination	104

19 INDEMNITIES AND INSURANCE	106

19.1 Seller’s Indemnities	106
19.2 Buyer’s Indemnities	106

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19.3 Notice and Defense of Claims	107
19.4 Insurance	107

20 - ASSIGNMENTS AND TRANSFERS	109

20.1 Assignments by Buyer	109
20.2 Assignments on Sale, Merger or Consolidation	109
20.3 Designations by Seller	109
20.4 Transfer Prior to Delivery	110
20.5 Post Delivery Resale or Lease	110

21. TERMINATION	110

21.1 Termination Events	110
21.2 Remedies In Event of Termination	112
21.3 Definitions	112
21.4 Notice of Termination Event	112
21.5 Adequate Assurance of Performance	112
21.6 Information Covenants	112

22 MISCELLANEOUS	116

22.1 Data Retrieval	116
22.2 Notices	116
22.3 Waiver	117
22.4 Interpretation and Law	117
22.5 Waiver of Jury Trial	119
22.6 No Representations outside of this Agreement	119
22.7 Confidentiality	119
22.8 Severability	120
22.9 Alterations to Contract	120
22.10 Scope of Agreement and Original Agreement	120
22.11 Inconsistencies	120
22.12 Language	121
22.13 Headings	121
22.14 Counterparts	121

23 CERTAIN REPRESENTATIONS OF THE PARTIES	122

23.1. Buyer’s Representations	122
23.2 Seller’s Representations	122

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C O N T E N T S

EXHIBITS

EXHIBIT A-1	A318-100 STANDARD SPECIFICATION

EXHIBIT A-2	A319-100 STANDARD SPECIFICATION

EXHIBIT A-3	A320-200 STANDARD SPECIFICATION

EXHIBIT A-4	A321-200 STANDARD SPECIFICATION

EXHIBIT B-1A	FORM OF SPECIFICATION CHANGE NOTICE

EXHIBIT B-1B	FORM OF MANUFACTURER SPECIFICATION CHANGE NOTICE

EXHIBIT B-2	A318 SPECIFICATION CHANGE NOTICES

EXHIBIT B-3	A319 SPECIFICATION CHANGE NOTICES

EXHIBIT B-4	A320 SPECIFICATION CHANGE NOTICES

EXHIBIT B-5	A321 SPECIFICATION CHANGE NOTICES

EXHIBIT C	SELLER SERVICE LIFE POLICY – ITEMS COVERED

EXHIBIT D	FORM OF CERTIFICATE OF ACCEPTANCE

EXHIBIT E	FORM OF BILL OF SALE

EXHIBIT F	TECHNICAL DATA INDEX

EXHIBIT G-1	AIRFRAME PRICE REVISION FORMULA

EXHIBIT G-2	INTERNATIONAL AERO ENGINES (IAE) PROPULSION SYSTEM PRICE REVISION FORMULA

EXHIBIT G-3	CFM PROPULSION SYSTEM PRICE REVISION FORMULA

EXHIBIT H	GENERAL CONDITIONS OF LICENSING OF SOFTWARE

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AMENDED AND RESTATED
AIRBUS A320 FAMILY
PURCHASE AGREEMENT
This Agreement is made this 2nd day of October, 2007.
between
AIRBUS S.A.S. organized and existing under the laws of the Republic of France, having its registered office located at
1, rond-point Maurice Bellonte
31700 BLAGNAC
FRANCE
(hereinafter referred to as the “Seller”)
and
US Airways, Inc., a corporation, organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 111 West Rio Salado Parkway, Tempe, Arizona 85281 (the “Buyer”).
WHEREAS the Buyer and the Seller have entered into an A319/A320 Purchase Agreement, dated as of September 12, 1997 as amended from time to time (the “Original Agreement”), relating to, inter alia, the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A318, A319, A320 and A321 model aircraft.
WHEREAS, the Buyer wishes to purchase and the Seller is willing to sell certain additional Airbus A319, A320 and A321 model aircraft.
WHEREAS, the Buyer and the Seller wish to amend and restate the Original Agreement to (a) incorporate relevant amendments to such Original Agreement into a single document and (b) make the Original Aircraft, the A318 Aircraft and the New Aircraft subject to the terms of such amended and restated Original Agreement to the extent set forth herein.

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NOW THEREFORE IT IS AGREED AS FOLLOWS:

0 — DEFINITIONS
For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:
A318 Aircraft – any or all of the Airbus A318-100 model aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A318 Propulsion System installed thereon.
A318 Propulsion System – the two Pratt and Whitney PW6124 powerplants to be installed on an A318 Aircraft or installed on an A318 Aircraft at delivery, each composed of the powerplant (but limited to the equipment, components, parts and accessories included in the powerplant), that have been sold to the Seller by Pratt & Whitney, butspecifically not including a nacelle and thrust reverser for each such powerplant.
A318 Specification – the A318-100 Standard Specification, as amended from time to time in accordance with this Agreement.
A318-100 Standard Specification — the A318-100 Standard Specification, Issue 2, dated January 2005, as may be modified from time to time, pursuant to the provisions of Clause 2 of the Agreement, which includes a maximum take-off weight (MTOW) of 66 metric tons, a maximum landing weight (MLW) of 57.5 metric tons and a maximum zero fuel weight (MZFW) of 54.5 metric tons, a copy of which is annexed as Exhibit A-1.
A319 Aircraft – any or all of the Original A319 Aircraft and the New A319 Aircraft.
A319 Airframe — any or all of the A319 Original Aircraft and A319 New Aircraft, excluding the A319 Propulsion System therefor.
A319 CFM Propulsion System – the two (2) CFM56-5B6 CFM International powerplants to be installed on an A319 Aircraft at delivery, each composed of the powerplant, (but limited to the equipment, components, parts and accessories included in the powerplant,), that have been sold to the Seller by CFM International, but specifically not including a nacelle and thrust reverser for each such powerplant.
A319 CFM56-5B6 Reference Price – as set forth in Clause 3.2.1.2.2
A319 IAE Propulsion System — the two (2) V2524-A5 powerplants to be installed on an A319 Aircraft at delivery, each composed of the powerplant (but limited to the equipment, components, parts and accessories included in the powerplant), that have been

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sold to the Seller by International Aero Engines AG, but specifically not including a nacelle and thrust reverser for each such powerplant.
A319 Propulsion System – one set of either (i) the A319 CFM Propulsion System or (ii) the A319 IAE Propulsion System. The applicable A319 Propulsion System will be determined as set forth in Clause 2.2.
A319 Specification – the A319-100 Standard Specification, as amended from time to time in accordance with this Agreement.
A319-100 Standard Specification — the A319-100 Standard Specification No. J.000.01000, Issue 5, dated January 31, 2005, which includes a maximum take-off weight (MTOW) of 75.5 metric tons, a maximum landing weight (MLW) of 62.5 metric tons and a maximum zero fuel weight (MZFW) of 58.5 metric tons, a copy of which is annexed as Exhibit A-2.
A319 V2524-A5 Reference Price – as set forth in Clause 3.2.1.2.1.
A320 Aircraft – any or all of the Original A320 Aircraft and the New A320 Aircraft.
A320 Airframe — any or all of the A320 Original Aircraft and A320 New Aircraft, excluding the A320 Propulsion System therefor.
A320 CFM Propulsion System — the two (2) CFM56-5B4 CFM International powerplants to be installed on an A320 Aircraft at delivery, each composed of the powerplant, (but limited to the equipment, components, parts and accessories included in the powerplant), that have been sold to the Seller by CFM International, but specifically not including a nacelle and thrust reverser for each such powerplant.
A320 CFM56-5B4 Reference Price – as set forth in Clause 3.3.1.2.2.
A320 IAE Propulsion System — the two (2) V2527-A5 powerplants to be installed on an A320 Aircraft at delivery, each composed of the powerplant (but limited to the equipment, components, parts and accessories included in the powerplant), that have been sold to the Seller by International Aero Engines AG, but specifically not including a nacelle and thrust reverser for each such powerplant.
A320 Propulsion System – one set of either (i) the A320 CFM Propulsion System or (ii) the A320 IAE Propulsion System. The applicable A320 Propulsion System will be determined as set forth in Clause 2.2.
A320 Specification – the A320-200 Standard Specification, as amended from time to time in accordance with this Agreement.

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A320-200Standard Specification — the A320-200 Standard Specification No. D.000.02000, Issue 6, dated January 31, 2005, which includes a maximum take-off weight (MTOW) of 77 metric tons, a maximum landing weight (MLW) of 66 metric tons and a maximum zero fuel weight (MZFW) of 58.5 metric tons, a copy of which is annexed as A-3.
A320 V2527 A5 Reference Price – as set forth in Clause 3.3.2.1.2.1
A321 Aircraft – any or all of the Original A321 Aircraft and the New A321 Aircraft.
A321 Airframe — any or all of the A321 Original Aircraft and A321 New Aircraft, excluding the A321 Propulsion System therefor.
A321 CFM Propulsion System – the two (2) CFM56-5B3 CFM International powerplants to be installed on an A321 Aircraft at delivery, each composed of the powerplant (but limited to the equipment, components, parts and accessories included in the powerplant), that have been sold to the Seller by CFM International, but specifically not including a nacelle and thrust reverser for each such powerplant.
A321 CFM56-5B3 Reference Price – as set forth in Clause 3.4.1.2.2.
A321 IAE Propulsion System – the two (2) V2533-A5 powerplants to be installed on an A321 Aircraft at delivery, each composed of the powerplant (but limited to the equipment, components, parts and accessories included in the powerplant), that have been sold to the Seller by International Aero Engines AG, but specifically not including a nacelle and thrust reverser for each such powerplant.
A321 Propulsion System – one set of either (i) the A321 CFM Propulsion System or (ii) the A321 IAE Propulsion System. The applicable A321 Propulsion System will be determined as set forth in Clause 2.2.
A321 Specification — the A321-200 Standard Specification, as amended from time to time in accordance with this Agreement.
A321-200 Standard Specification — the A321-200 Standard Specification No. E.000.02000, Issue 3, dated January 30, 2005, which includes a maximum take-off weight (MTOW) of 93 metric tons, a maximum landing weight (MLW) of 77.8 metric tons and a maximum zero fuel weight (MZFW) of 73.8 metric tons, a copy of which is annexed as Exhibit A-4.

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A321 V2533-A5 Reference Price – as set forth in Clause 3.4.1.2.1.
Affiliate — with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.
Agreement — this amended and restated Airbus A320 Family purchase agreement, including all exhibits and appendices attached hereto as the same may be amended or modified and in effect from time to time.
Aircraft — any or all of the A318 Aircraft, Original Aircraft and New Aircraft for which the delivery schedule is set forth in Clause 9.1.1 sold by the Seller and purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion System installed thereon upon delivery.
Aircraft Training Services — all on-aircraft training courses and training support provided to the Buyer pursuant to this Agreement, including flight training, line training, flight assistance, line assistance, and maintenance support.
Airframe Price Revision Formula — the price revision formula set forth in Exhibit G-1.
ANACS — Airbus North America Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, VA 20170, or any successor thereto.
ATA Specification — recommended specifications developed by the Air Transport Association of America reflecting consensus in the commercial aviation industry on accepted means of communicating information, conducting business, performing operations and adhering to accepted practices.
Aviation Authority — when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.
Balance of the Final Contract Price — means the amount payable by the Buyer to the Seller on the Delivery Date for an Aircraft after deducting from the Final Contract Price for such Aircraft the amount of all Predelivery Payments received by the Seller from the Buyer in respect of such Aircraft on or before the Delivery Date less any amounts supplied by the Seller in accordance with Clause 5.5 for such Aircraft.
Base Price — for any Aircraft, Airframe, SCNs or Propulsion Systems, as more completely described in Clause 3.1.

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BFE – see Buyer Furnished Equipment
Buyer Furnished Equipment or BFE — for any Aircraft, all the items of equipment that will be furnished by the Buyer and installed in the Aircraft by the Seller, pursuant to Clause 18, as listed in the Specification.
Certificate of Acceptance – as defined in Clause 8.3.
CFM Propulsion System Price Revision Formula – as set forth in Exhibit G-3.
CFM Propulsion System Reference Price – means the A319 CFM56-5B6 Reference Price or the A320 CFM56-5B4 Reference Price or the A321 CFM56-5B3 Reference Price according to each type of Aircraft.
Change in Law – as defined in Clause 7.4.1.
COC – See Customer Originated Changes.
Customer Originated Changes or COC – data originating from the Buyer that is introduced into Seller’s Technical Data and Documentation, as more completely set forth in Clause 14.9.
Delivery — the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.
Delivery Date — the date on which Delivery occurs.
Delivery Location — the facilities of the Seller at the location of final assembly of the Aircraft, which is currently at Airbus France S.A.S works in Toulouse, France, for the A320 model aircraft, and at Airbus Deutschland GmbH works in Hamburg, Germany, for the A318, A319 and A321 model aircraft or any other mutually agreed upon location.
Development Changes — as defined in Clause 2.1.4.
DGAC — the Direction Générale de l’Aviation Civile of France or any successor agency thereto.
EASA - European Aviation Safety Agency or any successor agency thereto.
Excusable Delay — as defined in Clause 10.1.
Export Certificate of Airworthiness — an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

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FAA — the U.S. Federal Aviation Administration or any successor agency thereto.
FCA – see Free Carrier.
Final Contract Price — as defined in Clause 3.1.2 for the A318 Aircraft, in Clause 3.2.2 for the A319 Aircraft, in Clause 3.3.2 for the A320 Aircraft and in Clause 3.4.2 for the A321 Aircraft.
Free Carrier or FCA – as defined in Incoterms 2000: ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce.
Goods and Services – means any goods, excluding Aircraft, and services that may be purchased by the Buyer from the Seller or its designee from the Airbus Customer Services Catalog.
IAE Propulsion System Reference Price – means the A319 V2524-A5 Reference Price or the A320 V2527-A5 Reference Price or the A321 V2533-A5 Reference Price according to each type of Aircraft.
International Aero Engines (IAE) Propulsion System Price Revision Formula – as set forth in Exhibit G-2.
Inexcusable Delay — as defined in Clause 11.1.
In-house Warranty Labor Rate — as defined in Clause 12.1.8(v)(b).
In-house Warranty Repair- as defined in Clause 12.1.8(i).
Interface Problem — as defined in Clause 12.4.1.
LBA — Luftfahrt-Bundesamt of Germany or any successor agency thereto.
LIBOR — the London Interbank Offered Rate determined on the basis of the offered rates for deposits in US dollars for a stated interest period (or for six-month deposits in US dollars, if no interest period is stated), which appears on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the second Working Day prior to the start of the relevant interest period. If at least two (2) such offered rates appear on the Reuters Screen LIBO Page, the rate for that interest period will be the arithmetic mean of such offered rates rounded to the nearest one-hundred thousandth of a basis point. If only one (1) offered rate appears, the rate for that interest period will be “LIBOR” as quoted by National Westminster Bank, plc or any successor thereto. “Reuters Screen LIBO Page” means the display designated as page “LIBO” on the Reuters Monitor Money Rates Service (or any successor to such page or service).

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Manufacturer Specification Change Notice (MSCN) -as defined in Clause 2.1.3.
MSCN – see Manufacturer Specification Change Notice.
New A319 Aircraft – any or all of the firmly ordered A319-100 aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, except Original A319 Aircraft, together with all components, equipment, parts and accessories installed in or on such aircraft and the A319 Propulsion System installed thereon.
New A320 Aircraft – any or all of the firmly ordered A320-200 aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, except Original A320 Aircraft, together with all components, equipment, parts and accessories installed in or on such aircraft and the A320 Propulsion System installed thereon.
New A321 Aircraft – any or all of the firmly ordered A321-100 aircraft sold by the Seller and purchased by the Buyer pursuant to this Agreement, except the Original A321 Aircraft, together with all components, equipment, parts and accessories installed in or on such aircraft and the A321 Propulsion System installed thereon.
New Aircraft – any or all of the New A319 Aircraft, any or all of the New A320 Aircraft and any or all of the New A321 Aircraft
Original A319 Aircraft – any or all of the Airbus A319-100 model aircraft originally to be sold by the Seller and purchased by the Buyer pursuant to the Original Agreement and as of the date hereof to be sold by the Seller and purchased by the Buyer pursuant to the Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A319 Propulsion System installed thereon.
Original A319 Airframe – any Original A319 Aircraft, excluding the A319 Propulsion System therefor, but including nacelles and thrust reversers.
Original A320 Aircraft – any or all of the Airbus A320-200 model aircraft originally to be sold by the Seller to the Buyer pursuant to the Original Agreement and as of the date hereof to be sold by the Seller and purchased by the Buyer pursuant to this Agreement together with all components, equipment, parts and accessories installed in or on such aircraft and the A320 Propulsion System installed thereon.
Original A320 Airframe - any Original A320 Aircraft, excluding the A320 Propulsion System therefor, but including nacelles and thrust reversers.
Original A321 Aircraft – any or all of the Airbus A321-200 model aircraft originally to be sold by the Seller and purchased by the Buyer pursuant to the Original Agreement and as of the date hereof, to be sold by the Seller and purchased by the Buyer pursuant to this

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Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A321 Propulsion System installed thereon.
Original A321 Airframe – any Original A321 Aircraft, excluding the A321 Propulsion System therefor, but including nacelles and thrust reversers.
Original Agreement – the A319/A320 Purchase Agreement, dated as of September 12, 1997 as amended from time to time, entered into by the Buyer and the Seller, relating to, inter alia, the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A318, A319, A320 and A321 model aircraft.
Original Aircraft – any or all of the Original A319 Aircraft, Original A320 Aircraft and the Original A321 Aircraft.
Predelivery Payment — any of the payments made in accordance with Clause 5.2.
Predelivery Payment Reference Price — as defined in Clause 5.2.2.
Propulsion System — as set forth in Clause 2.3.
Propulsion System Price Revision Formula – either the International Aero Engines (IAE) Propulsion System Price Revision Formula or the CFM Propulsion System Price Revision Formula set forth respectively in Exhibits G-2 and G-3 hereto.
Ready for Delivery – with respect to any Aircraft, the term applicable to such Aircraft when (i) the Technical Acceptance Process has been successfully completed for such Aircraft and (ii) the Export Certificate of Airworthiness has been issued therefor.
Resident Customer Support Representative – as set forth in Clause 15.2.1.
Scheduled Delivery Month — as defined in Clause 9.1.1.
SCN – see Specification Change Notice
SSBFE – see Seller Supplied Buyer Furnished Equipment.
Seller Supplied Buyer Furnished Equipment or SSBFE – BFE that will be purchased by the Seller at the commercial terms agreed between the Buyer and its BFE supplier(s).
Seller’s Representatives — the representatives of the Seller referred to in Clause 15.
Service Life Policy — as set forth in Clause 12.2.

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Specification — the applicable Standard Specification as amended by the SCNs set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, or Exhibit A-4, hereto, as applicable, as may be further amended or modified in accordance with this Agreement.
Specification Change Notice — as defined in Clause 2.1.2.
Standard Specification — collectively or individually, the A318-100 Standard Specification, the A319-100 Standard Specification, the A320-200 Standard Specification, and the A321-200 Standard Specification.
Supplier — any supplier of Supplier Parts.
Supplier Part — any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof, not including the Propulsion System or Buyer Furnished Equipment, for which there exists a Supplier Product Support Agreement.
Supplier Product Support Agreement — an agreement between the Seller and a Supplier containing, among other things, enforceable and transferable warranties (and in the case of landing gear suppliers, service life policies for selected structural landing gear elements).
Technical Data — technical data as provided by the Seller pursuant to Exhibit F.
Technical Acceptance Process – as defined in Clause 8.1.1
Termination Event — as defined in Clause 21.1.
Total Loss — as defined in Clause 10.4
Training Conference — as defined in Clause 16.4.1.
Training Course Catalog – as defined in Clause 16.4.1.
Type Certificate — as defined in Clause 7.1
Warranted Part — as defined in Clause 12.1.1.
Warranty Claim — as defined in Clause 12.1.7(v).
Working Day – with respect to any action to be taken hereunder, a day other than Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

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The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement, and not a particular Clause thereof. The definition of a singular in this Clause 0 will apply to plurals of the same words.
Except for the purposes of and as provided in Clause 22.10, references in this Agreement to an exhibit, schedule, article, section, subsection or clause refer to the appropriate exhibit or schedule to, or article, section, subsection or clause in this Agreement.
Except for the preceding sentence, each agreement defined in this Clause 0 will include all appendixes, exhibits and schedules to such agreement. If the prior written consent of any person is required hereunder for an amendment, restatement, supplement or other modification to any such agreement and the consent of each such person is obtained, references in this Agreement to such agreement will be to such agreement as so amended, restated, supplemented or modified.
References in this Agreement to any statute will be to such statute as amended or modified and in effect at the time any such reference is operative.
The term “including” when used in this Agreement means “including without limitation” except when used in the computation of time periods.
Technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the airline and/or aircraft manufacturing industries.

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1 - SALE AND PURCHASE
The Seller will manufacture, sell and deliver to the Buyer, and the Buyer will purchase and take delivery of the thirty-seven (37) Original Aircraft, fifteen (15) A318 Aircraft, ten (10) New A319 Aircraft, forty (40) New A320 Aircraft and ten (10) New A321 Aircraft from the Seller, subject to the terms and conditions in this Agreement.

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2 - SPECIFICATION
2.1	Specification Documents

2.1.1	The Aircraft will be manufactured in accordance with the applicable Specification.

2.1.2	Specification Change Notice

The Specification may be amended in writing by the Buyer and the Seller by a Specification Change Notice in substantially the form set out in Exhibit B-1 (each, an “SCN”). An SCN will set out the SCN’s effectivity and the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Scheduled Delivery Month of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and text of the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment, if any, will be specified in the SCN. SCNs will not be binding on either party until signed by persons duly authorized by the Buyer and the Seller, but upon being so signed, will constitute amendments to this Agreement.

2.1.3	Manufacturer Specification Change Notice

The Specification may also be amended in writing by the Seller by a Manufacturer’s Specification Change Notice. Each MSCN will be substantially in the form set out in Exhibit B-2 and will set out the MSCN’s effectivity and the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Scheduled Delivery Month of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and text of the Specification. MSCNs will be subject to the Buyer’s acceptance, except in the case of Development Changes (as defined below) or changes resulting from Airworthiness Directives, government-mandated regulations arising after the date of the Specification or equipment obsolescence.

2.1.4	Development Changes

As stated in Clause 2.1.3, changes may be made by the Seller without the Buyer’s consent when changes to the Aircraft do not adversely affect price, Scheduled Delivery Month, weight of the Aircraft affected thereby, ** interchangeability requirements or replaceability requirements of the Specifications of the Aircraft affected thereby are deemed by the Seller to be necessary to improve the Aircraft affected thereby, prevent delay or ensure compliance with this Agreement (“Development Changes”). Development Changes will be made by either an MSCN or a manufacturer’s information document prior to Delivery of the relevant Aircraft.

**	Confidential Treatment Requested.

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2.2	Customization Milestones Chart

Within a reasonable period after signature of this Agreement, the Seller will provide the Buyer with a chart called the “Customization Milestones Chart” defining the lead times before Delivery needed for agreeing on items requested by the Buyer from the Standard Specifications and Configuration Guides CD-ROM.

2.3	Propulsion Systems

2.3.1	New Aircraft Propulsion System

The Buyer shall select the Propulsion System to be installed on each New Airframe in accordance with this Clause 2 no later than **months before the first day of the Scheduled Delivery Month of the first New Aircraft for each type of New Aircraft.

2.3.1.1	A319 New Aircraft

The Buyer shall select either one set of CFM International 56-5B6/P propulsion system (the “A319 CFM Propulsion System”) or one set of International Aero Engines V2524-A5 Propulsion System (the “A319 IAE Propulsion System”).

2.3.1.2	A320 New Aircraft

The Buyer shall select either one set of CFM International 56-5B4/P propulsion system (the “A320 CFM Propulsion System”, or one set of International Aero Engines V2527-A5 propulsion system (the “A320 IAE Propulsion System”).

**	Confidential Treatment Requested.

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2.3.1.3	A321 New Aircraft

The Buyer shall select either one set of CFM International 56-5B3/P propulsion system (the “A321 CFM Propulsion System”), or one set of International Aero Engines V2533-A5 propulsion system (the “A321 IAE Propulsion System”).

2.3.2	Original Aircraft Propulsion System

The Buyer has selected the Propulsion System to be installed on each Original Aircraft as set out below:

2.3.2.1	Original A319 Aircraft

	Month of
Aircraft	Delivery	Year	Propulsion Systems
Original A319 Aircraft	**	2009	A319 CFM Propulsion System
Original A319 Aircraft	**	2009	A319 IAE Propulsion System
Original A319 Aircraft	**	2009	A319 CFM Propulsion System
Original A319 Aircraft	**	2010	A319 CFM Propulsion System
Original A319 Aircraft	**	2010	A319 CFM Propulsion System
Original A319 Aircraft	**	2010	A319 CFM Propulsion System
Original A319 Aircraft	**	2010	A319 CFM Propulsion System
Original A319 Aircraft	**	2010	A319 CFM Propulsion System
Original A319 Aircraft	**	2010	A319 CFM Propulsion System
Original A319 Aircraft	**	2010	A319 CFM Propulsion System
Original A319 Aircraft	**	2010	A319 CFM Propulsion System
Original A319 Aircraft	**	2010	A319 CFM Propulsion System
Original A319 Aircraft	**	2010	A319 CFM Propulsion System

**	Confidential Treatment Requested.

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2.3.2.2	Original A320 Aircraft

	Month of
Aircraft	Delivery	Year	Propulsion System
Original A320 Aircraft	**	2009	A320 IAE Propulsion System
Original A320 Aircraft	**	2009	A320 IAE Propulsion System
Original A320 Aircraft	**	2009	A320 IAE Propulsion System
Original A320 Aircraft	**	2009	A320 IAE Propulsion System
Original A320 Aircraft	**	2009	A320 IAE Propulsion System
Original A320 Aircraft	**	2009	A320 IAE Propulsion System
Original A320 Aircraft	**	2009	A320 IAE Propulsion System
Original A320 Aircraft	**	2010	A320 CFM Propulsion System
Original A320 Aircraft	**	2010	A320 CFM Propulsion System
2.3.2.3	Original A321 Aircraft

	Month of
Aircraft	Delivery	Year	Propulsion System
Original A321 Aircraft	**	2008	A321 CFM Propulsion System
Original A321 Aircraft	**	2008	A321 CFM Propulsion System
Original A321 Aircraft	**	2008	A321 CFM Propulsion System
Original A321 Aircraft	**	2008	TBC*
Original A321 Aircraft	**	2008	TBC*
Original A321 Aircraft	**	2009	TBC*
Original A321 Aircraft	**	2009	A321 IAE Propulsion System
Original A321 Aircraft	**	2009	A321 CFM Propulsion System
Original A321 Aircraft	**	2009	A321 IAE Propulsion System
Original A321 Aircraft	**	2009	A321 IAE Propulsion System
Original A321 Aircraft	**	2009	A321 CFM Propulsion System
Original A321 Aircraft	**	2009	TBC *
Original A321 Aircraft	**	2009	TBC *
Original A321 Aircraft	**	2009	TBC*
Original A321 Aircraft	**	2009	TBC*

*	Where there is no selection, that is, “TBC” is noted in the column of the above table specifying the Propulsion System, the Buyer will make an irrevocable decision with respect to selection of the Propulsion System by October 31, 2007.
2.3.2.4	For the Original A321 Aircraft with respect for which no Propulsion System has been selected at the date of execution of this Agreement, the Buyer will notify the Seller, in writing, at least **months prior to delivery of that Original A321 Aircraft of the propulsion system it selects to have installed on such Original A321 Aircraft. Such

**	Confidential Treatment Requested.

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selection will be made between the A321 IAE Propulsion System and the A321 CFM Propulsion System.

**	Confidential Treatment Requested.

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3 -	PRICE

3.1.	Price of the A318 Aircraft

3.1.1	Base Price of the A318 Aircraft

The Base Price of each A318 Aircraft as defined in the A318-100 Standard Specification including A318 Propulsion System, BFE and SCNs set forth in Exhibit B-2 at delivery conditions prevailing in **, is:

US $ **

(US dollars—**

3.1.2	Final Contract Price of the A318 Aircraft

The Final Contract Price of an A318 Aircraft will be the sum of:
(i)	the Base Price of the A318 Aircraft, as adjusted to the Delivery Date of such Aircraft in accordance with the Airframe Price Revision Formula;

(ii)	the Base Price (as of delivery conditions prevailing in **) of any SCNs constituting a part of such A318 Aircraft that are entered after the date of execution of this Amendment, as adjusted to the Delivery Date in accordance with the Airframe Price Revision Formula;

(ii)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A318 Aircraft.
3.2.	Price of the A319 Aircraft

3.2.1	Base Price of the A319 Aircraft

The Base Price of the A319 Aircraft is the sum of:
(i)	the Base Price of the A319 Airframe and

(ii)	the Base Price of the A319 Propulsion System.

**	Confidential Treatment Requested.

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3.2.1.1	Base Price of the A319 Airframe

The Base Price of the A319 Airframe, as defined in the A319-100 Standard Specification at delivery conditions prevailing in **,

US $**

(US Dollars – **.

3.2.1.2	Base Price of the A319 Propulsion System

3.2.1.2.1	Base Price of the A319 IAE Propulsion System

The Base Price of the A319 IAE Propulsion System, at delivery conditions prevailing in **, is:

US $**

(US Dollars—**).

Said Base Price has been calculated with reference to the V2524-A5 reference price for two (2) engines indicated by International Aero Engines of US $** in accordance with economic conditions prevailing in ** (the “A319 V2524-A5 Reference Price”).

3.2.1.2.2	Base Price of the A319 CFM Propulsion System

The Base Price of the A319 CFM Propulsion System, at delivery conditions prevailing in **, is:

US $**

(US Dollars—**).

Said Base Price has been calculated with reference to the CFM56-5B6 reference price for two (2) engines indicated by CFM International of US $** in accordance with delivery conditions prevailing in ** (the “A319 CFM56-5B6 Reference Price”).

**	Confidential Treatment Requested.

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3.2.2	Final Price of the A319 Aircraft

3.2.2.1	The Final Contract Price of the A319 Aircraft will be the sum of:
(i)	the Base Price of the A319 Airframe, as adjusted to the applicable Delivery Date of such A319 Aircraft in accordance with the Airframe Price Revision Formula;

(ii)	the Base Price of any SCNs for the A319 Airframe entered into after the date of signature of this Agreement, as adjusted to the Delivery Date in accordance with the Airframe Price Revision Formula;

(iii)	the A319 V2524-A5 Reference Price or the A319 CFM56-5B6 Reference Price according to which Propulsion System has been selected for each A319 Aircraft (the “A319 Propulsion System Reference Price”) as adjusted to the Delivery Date of in accordance with Clause 4.2;

(iv)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft.
3.3.	Price of the A320 Aircraft

3.3.1	Base Price of the A320 Aircraft

The Base Price of the A320 Aircraft is the sum of:
(i)	the Base Price of the A320 Airframe and

(ii)	the Base Price of the A320 Propulsion System.
3.3.1.1	Base Price of the A320 Airframe

The Base Price of the A320 Airframe, as defined in the A320-200 Standard Specification at delivery conditions prevailing in **, is:

US $**

(US Dollars – **).

**	Confidential Treatment Requested.

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3.3.1.2	Base Price of the A320 Propulsion System

3.3.1.2.1	Base Price of the A320 IAE Propulsion System

The Base Price of the A320 IAE Propulsion System, at delivery conditions prevailing in **, is:

US $**

(US Dollars—**).

Said Base Price has been calculated with reference to the V2527-A5 reference price for two (2) engines indicated by International Aero Engines of US $** in accordance with economic conditions prevailing in ** (the “A320 V2527-A5 Reference Price”).

3.3.1.2.2	Base Price of the A320 CFM Propulsion System

The Base Price of the A320 CFM Propulsion System, at delivery conditions prevailing in **, is:

US $**

(US Dollars—**).

Said Base Price has been calculated with reference to the CFM56-5B4 reference price indicated by CFM International of US $** in accordance with delivery conditions prevailing in ** (the “A320 CFM56-5B4 Reference Price”).

3.3.2	Final Price of the A320 Aircraft

3.3.2.1	The Final Contract Price of an A320 Aircraft will be the sum of:
(i)	the Base Price of the A320 Airframe, as adjusted to the applicable Delivery Date of such A320 Aircraft in accordance with the Airframe Price Revision Formula;

(ii)	the Base Price of any SCNs for the A320 Airframe entered into after the date of signature of this Agreement, as adjusted to the Delivery Date in accordance with the Airframe Price Revision Formula;

(iii)	the A320 V2527-A5 Reference Price or the A320 CFM56-5B4 Reference Price according to which Propulsion System has been selected for each

**	Confidential Treatment Requested.

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A320 Aircraft (the “A320 Propulsion System Reference Price”) as adjusted to the Delivery Date of in accordance with Clause 4.2;

(iv)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft.
3.4.	Price of the A321 Aircraft

3.4.1	Base Price of the A321 Aircraft

The Base Price of the A321 Aircraft is the sum of:
(i)	the Base Price of the A321 Airframe and

(ii)	the Base Price of the A321 Propulsion System.
3.4.1.1	Base Price of the A321 Airframe

The Base Price of the A321 Airframe as defined in the Standard Specification at delivery conditions prevailing in **,

US $**

(US Dollars – **).

3.4.1.2	Base Price of the A321 Propulsion System

3.4.1.2.1	Base Price of the A321 IAE Propulsion System

The Base Price of the A321 IAE Propulsion System, at delivery conditions prevailing in **, is:

US $**

(US Dollars—**).

Said Base Price has been calculated with reference to the V2533-A5 reference price for two (2) engines indicated by International Aero Engines (IAE) of US $** in accordance with delivery conditions prevailing in ** (the “A321 V2533-A5 Reference Price”).

3.4.1.1.2	Base Price of the A321 CFM Propulsion System

**	Confidential Treatment Requested.

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The Base Price of the A321 CFM Propulsion System, at delivery conditions prevailing in **, is:

US $**

(US Dollars—**).

Said Base Price has been calculated with reference to the CFM56-5B3 reference price for (2) engines indicated by CFM International of US $** in accordance with delivery conditions prevailing in ** (the “A321 CFM56-5B3 Reference Price”)

3.4.2	Final Price of the A321 Aircraft

The Final Contract Price of an A321 Aircraft will be the sum of:
(i)	the Base Price of the A321 Airframe, as adjusted to the applicable Delivery Date of such A321 Aircraft in accordance with the Airframe Price Revision Formula;

(ii)	the Base Price of any SCNs for the A321 Airframe entered into after the date of signature of this Agreement, as adjusted to the Delivery Date in accordance with the Airframe Price Revision Formula;

(iii)	the A321 V2533-A5 Reference Price or the A321 CFM56-5B3 Reference Price according to which Propulsion System has been selected for each A320 Aircraft (the “A321 Propulsion System Reference Price”) as adjusted to the Delivery Date of in accordance with Clause 4.2;

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(iv)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the Aircraft.
3.5	Taxes, Duties and Imposts

3.5.1	The Seller will pay any and all taxes, duties, imposts or similar charges of any nature whatsoever, except for taxes based on or measured by the income of the Buyer, or any taxes of a similar nature or charges levied against the Buyer or its Affiliates for the privilege of doing business in any jurisdiction, that are (i) imposed upon the Buyer, (ii) imposed upon the Seller with an obligation on the Buyer to withhold or collect the amount thereof from the Seller or (iii) imposed upon the Buyer with an obligation on the Seller to withhold or collect such amount from the Buyer, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery, use of, or payment by it under this Agreement for, any Aircraft, component, accessory, equipment or part delivered or furnished by it hereunder, provided such taxes, duties, imposts or similar charges have been promulgated and are enforceable under the laws of any country, province, municipality or other jurisdiction or government entity thereof and are asserted with respect to events or circumstances occurring on or before Delivery of such Aircraft.

Notwithstanding anything to the contrary in this Clause 3.5.1, the Seller will not be required to bear or pay or to indemnify the Buyer for taxes, imposts, charges, or duties, (i) to the extent imposed as the result of the Buyer’s engaging in activities in the jurisdiction imposing such tax which activities are unrelated to the transactions contemplated by this Agreement or as the result of being incorporated or organized in such jurisdiction or maintaining an office or having a place of business or other presence therein, (ii) arising out of or caused by the willful misconduct or gross negligence of the Buyer, (iii) that are interest, penalties, fines or additions to tax that would not have been imposed but for any failure by the Buyer to file any tax return or information return in a timely and proper manner, (iv) that are being contested by the Seller in good faith by appropriate proceedings during the pendency of such contest, or (v) that are imposed on or payable by a transferee of all or any part of the interest of the Buyer in the Aircraft or any of its rights or obligations under this Agreement to the extent in excess of the taxes that would have been imposed on or payable by the Buyer in the absence of any such transfer.

3.5.2	The Buyer will pay any and all taxes, duties, imposts or similar charges of any nature whatsoever, except for taxes based on or measured by the income of the Seller or any taxes of a similar nature or charges levied against the Seller or its Affiliates for the privilege of doing business in any jurisdiction, that are (i) imposed upon the Seller, (ii)

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imposed upon the Buyer with an obligation on the Seller to collect the amount thereof for the Buyer or (iii) imposed upon the Seller with an obligation on the Buyer to withhold such amount from the Seller, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery or use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished by it hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected under laws promulgated and enforceable under the laws of any country, province, municipality or other jurisdiction or government entity thereof and are asserted with respect to events or circumstances occurring after Delivery of such Aircraft.

Notwithstanding anything to the contrary in this Clause 3.5.2, the Buyer will not be required to bear or pay or to indemnify the Seller for taxes, imposts, charges, or duties, (i) to the extent imposed as the result of Seller’s engaging in activities in the jurisdiction imposing such tax which activities are unrelated to the transactions contemplated by this Agreement or as the result of being incorporated or organized in such jurisdiction or maintaining an office or having a place of business or other presence therein, (ii) arising out of or caused by the willful misconduct or gross negligence of the Seller, (iii) that are interest, penalties, fines or additions to tax that would not have been imposed but for any failure by the Seller to file any tax return or information return in a timely and proper manner, (iv) that are being contested by the Buyer in good faith by appropriate proceedings during the pendency of such contest, or (v) that are imposed on or payable by a transferee of all or any part of the interest of the Seller in the Aircraft or any of its rights or obligations under this Agreement to the extent in excess of the taxes that would have been imposed on or payable by the Seller in the absence of any such transfer.

3.5.3	The Seller will arrange for the exportation of the Aircraft from the country of the Delivery Location and will pay any customs duties, taxes and fees required to be paid with respect to such exportation of the Aircraft.

3.5.4	The Buyer will arrange for the importation of the Aircraft into any country or jurisdiction and will pay any customs duties, taxes and fees required to be paid with respect to such importation of the Aircraft.

**	Confidential Treatment Requested.

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4 -	PRICE REVISION

4.1	Airframe Price Revision Formula

The Base Price of the A318 Aircraft, the Base Price of the A319 Airframe, the Base Price of the A320 Airframe and the Base Price of the A321 Airframe and of SCNs are quoted in delivery conditions prevailing in ** and are subject to revision up to and including the Delivery Date in accordance with the Airframe Price Revision Formula set forth in Exhibit G-1 to this Agreement

4.2	Propulsion System Price Revision

4.2.1	The IAE Propulsion System Reference Price is subject to revision up to and including the Delivery Date in accordance with the International Aero Engines (IAE) Propulsion System Price Revision Formula as set out in Exhibit G-2.

4.2.2	The CFM Propulsion System Reference Price is subject to revision up to and including the Delivery Date in accordance with the CFM Propulsion System Price Revision Formula as set out in Exhibit G-3.

4.2.3	Modification of Propulsion System Reference Price and Propulsion System Price Revision Formula

The Reference Price of the Propulsion System, the prices of the related equipment and the Propulsion System Price Revision Formula are based on information received from the Propulsions System manufacturer and are subject to amendment by the Propulsion System manufacturer at any time prior to Delivery. If the Propulsion System manufacturer makes any such amendment, the amendment will be deemed to be incorporated into this Agreement and the Reference Price of the Propulsion System, the prices of the related equipment and the Propulsion System Price Revision Formula will be adjusted accordingly. The Seller agrees to notify the Buyer as soon as the Seller receives notice of any such amendment from the Propulsion System manufacturer.

**	Confidential Treatment Requested.

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5 -	PAYMENT TERMS

5.1	Payments

5.1.1	The Buyer will pay the Predelivery Payments, the Balance of the Final Contract Price and any other amount due hereunder in immediately available funds in United States dollars to the Seller’s account with **, or to such other account within the United States as may be designated by the Seller.

5.1.2	Payments with payment due dates that fall on Saturday, Sunday or a bank holiday will be due on the first Working Day following such payment due date.

5.2	Predelivery Payments

5.2.1	**

5.2.2	**

5.2.3	Predelivery Payments will be paid according to the following schedule.

**

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5.2.4	**

5.2.5	SCN Predelivery Payment

In addition to Predelivery Payments payable under Clause 5.2.3, the Seller will be entitled to request Predelivery Payments for each SCN executed after signature of this Agreement to the extent that the aggregate price of all SCNs selected by the Buyer exceeds US$** (US dollars – **).
(i)	For each such SCN executed **

(ii)	For each such SCN executed **
5.3	Predelivery Payments and Initial Payments Received

5.3.1	The Seller acknowledges that it has received from the Buyer certain amounts which represent Predelivery Payments for the Original Aircraft. Such amounts will be credited without interest against the Predelivery Payments for the relevant Original Aircraft.

5.3.2	The Seller acknowledges that it has received from the Buyer a certain amount which represents a non-refundable initial payment on account of each New Aircraft. The initial payment paid with respect to each New Aircraft will be credited without interest against the first Predelivery Payment for such New Aircraft.

5.4	Payment of Balance of the Final Contract Price

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Concurrent with each Delivery, the Buyer will pay to the Seller the Balance of the Final Contract Price for the applicable Aircraft. The Seller’s receipt of the full amount of all Predelivery Payments and of the Balance of the Final Contract Price, including any amounts due under Clause 5.6, are a condition precedent to the Seller’s obligation to deliver such Aircraft to the Buyer.

5.5	Application of Payments

Notwithstanding any other rights the Seller may have at contract or at law, the Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates and whether at the stated maturity of such amount, by acceleration or otherwise) become due and payable by the Buyer or its Affiliates, and not be paid in full in immediately available funds on the date due, then the Seller will have the right to debit and apply, in whole or in part, the Predelivery Payments paid to the Seller by the Buyer hereunder against such unpaid amount. The Seller will promptly notify the Buyer in writing after such debiting and application, and the Buyer will immediately pay to the Seller the amount owed to comply with Clause 5.2.3.

5.6	Overdue Payments

**

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5.7	Proprietary Interest

Notwithstanding any provision of law to the contrary, the Buyer will not, by virtue of anything contained in this Agreement (including, without limitation, the making of any Commitment Fee or Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.8	Payment in Full

The Buyer’s obligation to make payments to the Seller hereunder will not be affected by and will be determined without regard to any setoff, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller or any other person and all such payments will be made without deduction or withholding of any kind. The Buyer will ensure that the sums received by the Seller under this Agreement will be equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, duties or charges of whatever nature, except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts to the Seller as may be necessary so that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received in the absence of such deduction or withholding.

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6	- MANUFACTURE PROCEDURE — INSPECTION

6.1	Manufacture Procedures

The Airframe will be manufactured in accordance with the requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection Procedures

6.2.1	All work to be carried out on the Aircraft and all materials and parts thereof will be at all reasonable times open to inspection during business hours by duly authorized representatives of the Buyer or its designee at the works of the relevant manufacture facility of the Seller or its Affiliates and, if possible, at the works of their respective subcontractors. These representatives will have access to such relevant technical data as are reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Seller, its Affiliates and relevant subcontractors, as the case may be, will be allowed a reasonable time to make the items available for inspection elsewhere). The actual detailed inspection of the Aircraft, materials and parts thereof will take place only in the presence of the respective inspection department personnel of the Seller, its Affiliates or relevant subcontractors. The procedures for such inspections will be agreed on with the Buyer before any inspection. The Seller will ensure that such personnel will be available at all reasonable times during business hours as described above.

6.2.2	All inspections, examinations and discussions with the Seller’s or its subcontractors’ engineering or other personnel by the Buyer and its representatives will be performed in such a manner as not to delay or hinder either the work to be carried out on the Aircraft or the proper performance of this Agreement. In no event will the Buyer or its representatives be permitted to inspect any aircraft other than the Aircraft. **

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6.3	Representatives

For the purposes of Clause 6.2, starting at a mutually agreed date and continuing until Delivery of the last Aircraft, the Seller will furnish free-of-charge secretarial assistance and suitable space, office equipment and facilities in or conveniently located with respect to the Delivery Location for the use of not more than ** representatives of the Buyer during the aforementioned period. The Seller will provide internet access, electronic mail, facsimile and a telephone at the Seller’s cost.

6.4	The Seller and its Affiliates will correct or otherwise resolve any deviations from the applicable Specification discovered during any inspection or examination conducted under this Clause 6.

**	Confidential Treatment Requested.

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7 -	CERTIFICATION

Except as set forth in this Clause 7, the Seller will not be required to obtain any certificate or approval with respect to the Aircraft.

7.1	Type Certification

The Aircraft have been type certificated under EASA procedures for joint certification in the transport category. The Seller will obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness.

7.2	Export Certificate of Airworthiness

Subject to the provisions of Clause 7.3, the Aircraft will be delivered to the Buyer with an Export Certificate of Airworthiness issued by the DGAC for the A320 Aircraft and the LBA for the A318 Aircraft, the A319 Aircraft and the A321 Aircraft or EASA, as applicable, and in a condition enabling the Buyer (or an eligible person under then applicable law) to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 ** of the US Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the U.S. Food and Drug Administration. However, the Seller will have no obligation to make and will not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for specific operation on the Buyer’s routes, except as may be provided for in this Agreement, whether before, at or after Delivery of any Aircraft.

7.3	Additional FAA Requirements

If the FAA requires additional or modified data before the issuance of a Standard Airworthiness Certificate for an Aircraft, the Seller will provide such data at the expense of the Buyer.

**	Confidential Treatment Requested.

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7.4	Additional EASA Requirements

7.4.1	If, ** is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued (a “Change in Law”) by the EASA **, that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness, the Seller will make the required modification and the parties will sign an SCN for such modification.

7.4.2	The Seller will as far as practicable, but at its sole discretion and without prejudice to the requirements of Clause 7.4.3, take into account the information available to it concerning any proposed law, rule or regulation or interpretation by the EASA ** that could ** become a Change in Law in order to minimize the costs of changes to the Specification if the same becomes such a Change in Law.

7.4.3	The cost of implementing any modifications referred to in Clause 7.4.1 will be shared equally by the Seller and the Buyer if a Change in Law by the EASA ** becomes effective after issuance of a Type Certificate by the EASA but before the Aircraft is Ready for Delivery; **

7.4.4	Notwithstanding the provisions of Clauses 7.4.3, if a Change in Law relates to an item of BFE or to the Propulsion System (including to engine accessories, quick engine change units or thrust reversers) the costs relating thereto will be borne in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the BFE or the Propulsion System, as applicable, and the Seller will have no obligation with respect thereto.

7.5	Specification Changes After Delivery

Nothing in Clause 7.4 will require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Clause 7.4. Any such changes or modifications made to an Aircraft after it is Ready for Delivery will be at the Buyer’s expense.

**	Confidential Treatment Requested.

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8 -	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery, the Aircraft will undergo a technical acceptance process developed by the Seller, ** (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process will demonstrate the satisfactory functioning of the Aircraft and will be deemed to demonstrate compliance with the applicable Specification. Should it be established that the Aircraft fails to complete the Technical Acceptance Process satisfactorily, the Seller will without hindrance from the Buyer be entitled to and will carry out any necessary changes to correct the reason for such failure and, as soon as practicable thereafter, resubmit the Aircraft in order to complete the Technical Acceptance Process.

8.1.2	The Technical Acceptance Process will
(i)	commence on a date notified by the Seller to the Buyer at least ** in advance,

(ii)	take place at the Delivery Location,

(iii)	be carried out by the personnel of the Seller, (iv) include a technical acceptance flight (the “Technical Acceptance Flight”)that will not exceed **, and

(iv)	conclude in **.
8.2	Buyer’s Attendance

8.2.1	The Buyer is entitled to attend and observe the Technical Acceptance Process.

8.2.2	If the Buyer attends the Technical Acceptance Process, the Buyer
(i)	will comply with the reasonable requirements of the Seller, with the intention of completing the Technical Acceptance Process within **, and

**	Confidential Treatment Requested.

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(ii)	may have a maximum of ** of its representatives (no more than ** of whom will have access to the cockpit at any one time) accompany the Seller’s representatives on the technical acceptance flight, during which the Buyer’s representatives will comply with the instructions of the Seller’s representatives.
8.2.3	If the Buyer does not attend or fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance Process in compliance with Clause 8.1 without the Buyer’s attendance, and the Buyer will be deemed to have accepted that the Aircraft is functioning satisfactorily and is in compliance with the Specification, in all respects.

8.3	Certificate of Acceptance

Upon successful completion of the Technical Acceptance Process, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”). Any discrepancies in the condition of the Aircraft, and any agreements between the Buyer and the Seller with respect thereto, will be documented in a separate agreement, but the same will not, unless otherwise agreed, affect the Buyer’s rights under Clause 12 with respect to such discrepancy.

8.4	Finality of Acceptance

The Buyer’s signature of the Certificate of Acceptance for the Aircraft will constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke acceptance of the Aircraft for any reason, whether known or unknown to the Buyer at the time of acceptance.

8.5	Aircraft Utilization

The Seller will, without payment or other liability, be entitled to use the Aircraft before Delivery to obtain the certificates required under Clause 7. Such use will not limit the Buyer’s obligation to accept Delivery hereunder.

**	Confidential Treatment Requested.

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The Seller will be authorized to use the Aircraft for up to a maximum of ** flight hours before Delivery for any other purpose without specific agreement of the Buyer. The Seller will provide the Buyer with a summary of the accumulated hours and cycles for each Aircraft together with the main reason for, and result of, each flight.
9 - DELIVERY
9.1 Delivery Schedule
9.1.1	Subject to any delay contemplated by Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months (each a “Scheduled Delivery Month”):

CAC ID	Aircraft	Delivery Month	Year	CAC ID	Aircraft	Delivery Month	Year
233146	Original A321 Aircraft	**	2008	TBC	New A320 Aircraft	**	2011
233147	Original A321 Aircraft	**	2008	TBC	New A320 Aircraft	**	2011
233148	Original A321 Aircraft	**	2008	TBC	New A320 Aircraft	**	2011
233149	Original A321 Aircraft	**	2008	TBC	New A320 Aircraft	**	2011
233150	Original A321 Aircraft	**	2008	TBC	New A321 Aircraft	**	2011
233066	Original A321 Aircraft	**	2009	TBC	New A319 Aircraft	**	2011
184158	Original A321 Aircraft	**	2009	TBC	New A320 Aircraft	**	2011
233067	Original A321 Aircraft	**	2009	TBC	New A321 Aircraft	**	2011
184159	Original A321 Aircraft	**	2009	TBC	New A319 Aircraft	**	2011
184197	Original A321 Aircraft	**	2009	TBC	New A320 Aircraft	**	2011
233068	Original A321 Aircraft	**	2009	TBC	New A320 Aircraft	**	2011
233069	Original A321 Aircraft	**	2009	TBC	New A319 Aircraft	**	2011
233070	Original A321 Aircraft	**	2009	TBC	New A320 Aircraft	**	2011
184161	Original A320 Aircraft	**	2009	TBC	New A321 Aircraft	**	2011
184167	Original A320 Aircraft	**	2009	TBC	New A320 Aircraft	**	2011
233151	Original A321 Aircraft	**	2009	TBC	New A320 Aircraft	**	2011
184162	Original A320 Aircraft	**	2009	TBC	New A321 Aircraft	**	2011
184163	Original A320 Aircraft	**	2009	TBC	New A320 Aircraft	**	2012
233152	Original A321 Aircraft	**	2009	TBC	New A320 Aircraft	**	2012
184164	Original A320 Aircraft	**	2009	TBC	New A319 Aircraft	**	2012
233074	Original A319 Aircraft	**	2009	TBC	New A320 Aircraft	**	2012
184165	Original A320 Aircraft	**	2009	TBC	New A320 Aircraft	**	2012
184160	Original A319 Aircraft	**	2009	TBC	New A320 Aircraft	**	2012
233075	Original A319 Aircraft	**	2009	TBC	New A320 Aircraft	**	2012
184166	Original A320 Aircraft	**	2009	TBC	New A320 Aircraft	**	2012
233071	Original A319 Aircraft	**	2010	TBC	New A320 Aircraft	**	2012

**	Confidential Treatment Requested.

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CAC ID	Aircraft	Delivery Month	Year	CAC ID	Aircraft	Delivery Month	Year
233072	Original A319 Aircraft	**	2010	TBC	New A320 Aircraft	**	2012
TBC	New A319 Aircraft	*	2010	TBC	New A320 Aircraft	**	2012
233073	Original A319 Aircraft	**	2010	TBC	New A321 Aircraft	**	2012
TBC	New A320 Aircraft	**	2010	TBC	New A320 Aircraft	**	2012
233076	Original A319 Aircraft	**	2010	TBC	New A320 Aircraft	**	2012
TBC	New A321 Aircraft	**	2010	TBC	New A320 Aircraft	**	2012
233077	Original A319 Aircraft	**	2010	TBC	New A320 Aircraft	**	2012
233078	Original A319 Aircraft	**	2010	TBC	New A320 Aircraft	**	2012
233083	Original A320 Aircraft	**	2010	TBC	New A319 Aircraft	**	2012
233084	Original A320 Aircraft	**	2010	TBC	New A320 Aircraft	**	2012
TBC	New A320 Aircraft	**	2010	TBC	New A321 Aircraft	**	2012
233079	Original A319 Aircraft	**	2010	TBC	New A320 Aircraft	**	2012
TBC	New A321 Aircraft	**	2010	TBC	New A320 Aircraft	**	2012
233080	Original A319 Aircraft	**	2010	TBC	New A320 Aircraft	**	2012
233081	Original A319 Aircraft	**	2010	TBC	New A320 Aircraft	**	2012
233082	Original A319 Aircraft	**	2010	53959	A318 Aircraft	**	2013
TBC	New A320 Aircraft	**	2010	53979	A318 Aircraft	**	2013
TBC	New A319 Aircraft	**	2011	53980	A318 Aircraft	**	2013
TBC	New A320 Aircraft	**	2011	53981	A318 Aircraft	**	2013
TBC	New A320 Aircraft	**	2011	53982	A318 Aircraft	**	2013
TBC	New A320 Aircraft	**	2011	53983	A318 Aircraft	**	2013
TBC	New A321 Aircraft	**	2011	53984	A318 Aircraft	**	2013
TBC	New A319 Aircraft	**	2011	53985	A318 Aircraft	**	2013
TBC	New A320 Aircraft	**	2011	53986	A318 Aircraft	**	2013
TBC	New A319 Aircraft	**	2011	53987	A318 Aircraft	**	2013
TBC	New A320 Aircraft	**	2011	53988	A318 Aircraft	**	2013
TBC	New A320 Aircraft	**	2011	53989	A318 Aircraft	**	2013
TBC	New A320 Aircraft	**	2011	53990	A318 Aircraft	**	2014
TBC	New A321 Aircraft	**	2011	53991	A318 Aircraft	**	2014
TBC	New A319 Aircraft	**	2011	53992	A318 Aircraft	**	2014
9.1.2	Delivery Notices

9.1.2.1	**

9.1.2.2	**

**	Confidential Treatment Requested.

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9.2	Delivery Process

9.2.1	The Buyer will send its representatives to the Delivery Location to take Delivery within ** after the date on which the Aircraft is Ready for Delivery.

9.2.2	The Seller will transfer title to the Aircraft to the Buyer free and clear of all encumbrances other than those arising by or through the Buyer, provided that the Balance of the Final Contract Price has been paid by the Buyer pursuant to Clause 5.4. and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller will provide the Buyer with a bill of sale in the form of Exhibit E and/or such other documentation confirming transfer of title and receipt of the Final Contract Price as may reasonably be requested by the Buyer. Property interest in and risk of loss of or damage to the Aircraft will pass to the Buyer contemporaneously with the delivery by the Seller to the Buyer of such bill of sale.

9.2.3	If the Buyer fails to (i) deliver the signed Certificate of Acceptance to the Seller on or before the Delivery Date, or (ii) pay the Balance of the Final Contract Price for the Aircraft to the Seller on the Delivery Date, then the Buyer will be deemed to have rejected Delivery wrongfully when the Aircraft was duly tendered pursuant to this Agreement. If such a deemed rejection arises, the Seller will retain title to the applicable Aircraft and the Buyer will indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from the Buyer’s rejection. These rights of the Seller will be in addition to the Seller’s other rights and remedies in this Agreement.

9.3	Flyaway

9.3.1	The Buyer and the Seller will cooperate to obtain any licenses that may be required by the relevant Aviation Authority for the purpose of exporting the Aircraft.

9.3.2	All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer. The Buyer will make direct arrangements with the supplying companies for the fuel and oil required for all delivery flights.

**	Confidential Treatment Requested.

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10 -	EXCUSABLE DELAY AND TOTAL LOSS

10.1	Scope of Excusable Delay

Neither the Seller nor any Affiliate of the Seller, will be responsible for or be deemed to be in default on account of delays in delivery or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes reasonably beyond the Seller’s, control or not occasioned by the Seller’s, fault or negligence (“Excusable Delay”), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; total or constructive total loss; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Union or the Commission of the European Union or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; **strikes or labor troubles causing cessation, slow down or interruption of work;; inability after due and timely diligence to procure materials, accessories, equipment or parts; or to cause a subcontractor or Supplier to furnish materials, components, accessories, equipment or parts; ** (iii) any delay caused directly or indirectly by the action or inaction of the Buyer and (iv) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to **BFE.

**	Confidential Treatment Requested.

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10.2	Consequences of Excusable Delay

10.2.1	If an Excusable Delay occurs the Seller will
(i)	notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iii)	not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iv)	subject to the provisions of Clause 10.3 below as soon as practicable after the removal of the cause of such Excusable Delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month; and **
10.3	Termination on Excusable Delay

10.3.1	If any Delivery is delayed as a result of an Excusable Delay for a period of more than ** after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft, by giving written notice to the other party within ** after the expiration of such **. However, the Buyer will not be entitled to terminate this Agreement pursuant to this Clause 10.3.1 if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer.

10.3.2	If the Seller advises the Buyer of a revised Scheduled Delivery Month pursuant to Clause 10.2.1(iv) that there will be a delay in Delivery of an Aircraft of more than ** after the last day of the Scheduled Delivery Month, then the Buyer may terminate this Agreement with respect to the affected Aircraft. Termination will be made by giving written notice to the other party within ** after the Buyer’s receipt of the notice of a revised Scheduled Delivery Month. However, the Buyer will not be entitled to terminate this Agreement pursuant to this Clause 10.3.2 if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer.

10.3.3	Any termination pursuant to Clause 10.3.1 or 10.3.2 with respect to an affected Aircraft will discharge the obligations and liabilities of the parties hereunder with respect to such Aircraft, **

**	Confidential Treatment Requested.

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10.3.4	If this Agreement is not terminated under the terms of Clause 10.3.1 or 10.3.2, then the Seller and the Buyer will mutually agree upon a new Scheduled Delivery Month after the ** period referred to in Clause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be deemed to be an amendment to an applicable Scheduled Delivery Month in Clause 9.1.1.

10.4	Total Loss, Destruction or Damage

If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer to this effect within ** of such occurrence. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft. However, if the Scheduled Delivery Month is extended to a month that is later than ** after the last day of the original Scheduled Delivery Month, then this Agreement will terminate with respect to said Aircraft unless:
(i)	the Buyer notifies the Seller within ** of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month.
Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft. Any termination pursuant to this Clause 10.4 as to a particular Aircraft will discharge the obligations and liabilities of the parties hereunder with respect to such Aircraft **

10.5	Remedies

THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING,

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WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED DIRECTLY OR INDIRECTLY BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

**	Confidential Treatment Requested.

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11 -	INEXCUSABLE DELAY

11.1	Liquidated Damages

Should an Aircraft not be Ready for Delivery within ** after the last day of the Scheduled Delivery Month (as such month may be changed pursuant to Clauses 2, 7 or 10) and such delay is not as a result of an Excusable Delay or Total Loss, then such delay will be termed an “Inexcusable Delay.” In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of US$**

In no event will the amount of liquidated damages exceed the total of US$** (US dollars-**) in respect of any one Aircraft.

The Buyer’s right to liquidated damages in respect of an Aircraft is conditioned on the Buyer’s submitting a written claim for liquidated damages to the Seller not later than ** after the last day of the Scheduled Delivery Month.

11.2	Renegotiation

If, as a result of an Inexcusable Delay, Delivery does not occur within ** after the last day of the Scheduled Delivery Month the Buyer will have the right, exercisable by written notice to the Seller given between **, to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice Buyer’s right to receive liquidated damages in accordance with Clause 11.1.

**	Confidential Treatment Requested.

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11.3	Termination

If, as a result of an Inexcusable Delay, Delivery does not occur within ** after the last day of the Scheduled Delivery Month and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, then both parties will have the right exercisable by written notice to the other party, given between ** , to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party will have any claim against the other, except that the Seller will pay to the Buyer any amounts due pursuant to Clause 11.1 and will pay the Buyer an amount equal to the Predelivery Payments received from the Buyer hereunder in respect of the Aircraft as to which this Agreement has been terminated.

11.4	Setoff Payments

Notwithstanding anything to the contrary contained herein, before being required to make any payments under Clauses 11.1 or 11.3 above, the Seller will have the right to apply any and all sums previously paid by the Buyer to the Seller with respect to an Aircraft as to which this Agreement has been terminated to the payment of any other amounts that any Buyer or any Affiliate of the Buyer owes to the Seller or any Affiliate thereof under any agreement between them.

11.5	Remedies

THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

**	Confidential Treatment Requested.

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12 -	WARRANTIES AND SERVICE LIFE POLICY

12.1	Warranty

12.1.1	Nature of Warranty

Subject to the limitations and conditions hereinafter provided, and except as provided in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will at the time of Delivery hereunder be free from defects:
(i)	in material,

(ii)	in workmanship, including, without limitation, processes of manufacture,

(iii)	in design (including, without limitation, selection of materials, parts and components) having regard to the state of the art at the date of such design, and

(iv)	arising from failure to conform to the Specification, except as to immaterial deviations from those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.

For the purposes of this Agreement, the term “Warranted Part” will mean any Seller proprietary component, equipment, accessory or part that (a) is installed on or incorporated into an Aircraft at Delivery, (b) is manufactured to the detail design of the Seller or a subcontractor of the Seller and (c) bears a part number of the Seller at the time of Delivery.
12.1.2	Exceptions

The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, Propulsion System, or to any component, accessory, equipment or part purchased by the Buyer or the Seller **that is not a Warranted Part, provided, however, that:

**	Confidential Treatment Requested.

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(i)	any defect in the Seller’s workmanship in respect of the installation of such items in or on the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(ii), and

(ii)	any defect inherent in the Seller’s design of the installation, considering the state of the art at the date of such design, that impairs the use or function of such items will constitute a defect in design for the purposes of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1(iii).
12.1.3	Warranty Periods

The warranties described in Clauses 12.1.1 and 12.1.2 will be limited to those defects that become apparent within ** after Delivery of the affected Aircraft (the “Warranty Period”).

12.1.4	Limitations of Warranty
(i)	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to any defective Warranted Part, as mutually agreed between and satisfactory to the Buyer and the Seller, ** However, the Seller may furnish a credit to the Buyer for the future purchase of Goods and Services (not including Aircraft) equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part.

**	Confidential Treatment Requested.

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(ii)	If the Seller corrects a defect covered by Clause 12.1.1(iii) that becomes apparent within the Warranty Period, on the written request of the Buyer the Seller will correct any such defect in any Aircraft that has not already been delivered to the Buyer. The Seller will not be responsible for, nor deemed to be in default on account of, any delay in Delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller’s undertaking to make such correction. In the alternative, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

(iii)	**
12.1.5	Cost of Inspection
(i)	In addition to the remedies set forth in Clauses 12.1.4(i) and 12.1.4(ii), the Seller will reimburse the direct labor costs spent by the Buyer in performing inspections of the Aircraft that are conducted:
(a)	to determine whether a defect exists in any Warranted Part within the Warranty Period; or

(b)	pending the Seller’s provision of a corrective technical solution.
(ii)	The Seller’s liability under Clause 12.1.5(i) is subject to the following conditions:
(a)	such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

(b)	the labor rate for the reimbursements will be the In-house Warranty Labor Rate, and

(c)	the hours used to determine such reimbursement will not exceed the Seller’s estimate of the labor hours required for such inspections. **
12.1.6	Warranty Claim Requirements

**	Confidential Treatment Requested.

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The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:
(i)	the existence of a defect covered by the provisions of this Clause 12.1,

(ii)	the defect becomes apparent within the Warranty Period, **

(iii)	the Buyer submits to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter covered under the provisions of this Clause 12. **, the Buyer will submit additional information as deemed necessary by the Seller to make a determination that such defect did not result from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.11 or from any act or omission of any third party,

(iv)	the Buyer returns as soon as practicable the Warranted Part claimed to be defective to the repair facilities designated by the Seller, unless the Buyer elect to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.8,

(v)	the Seller receives a “Warranty Claim” complying with the provisions of Clause 12.1.7(v).
12.1.7	Warranty Administration

The warranties set forth in Clause 12.1 will be administered as hereinafter provided:
(i)	Claim Determination. Determination as to whether any claimed defect in any Warranted Part entitles the Buyer to a remedy under this Clause 12.1 will be made by the Seller, in consultation with the Buyer, and will be based on claim details, reports from the Seller’s regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents and information.

(ii)	Transportation Costs. Transportation costs associated with (a) the sending of a defective Warranted Part as to which a remedy is available under this Clause 12 to the facilities designated by the Seller **

**	Confidential Treatment Requested.

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(iii)	On-Aircraft Work by the Seller. If either (a) the Seller determines that a defect subject to this Clause 12.1 requires the dispatch by the Seller of a working team to the facilities of the Buyer to repair or correct such defect, ** or (b) the Seller accepts the return of an Aircraft to perform or have performed a repair or correction, then, the labor costs for such on-Aircraft work will be borne by the Seller.

On-Aircraft work by the Seller will be undertaken only if, in the Seller’s opinion, the work requires the Seller’s technical expertise. In such case, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

(iv)	Return of an Aircraft. If the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer will notify the Seller of its intention to do so, and the Seller will, prior to such return, have the right to inspect such Aircraft, and without prejudice to the Seller’s rights hereunder, to repair such Aircraft either at the Buyer’s facilities or at another mutually acceptable location at the Seller’s expense. If the Seller agrees that the return or movement of the Aircraft to another facility is necessary to effect the repair or correction, the Aircraft will be transported to and from such facility at the Seller’s expense.

If the Seller does not agree that the return of an Aircraft is necessary for the handling of a Warranty Claim, then the return of such Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer’s facilities will be at the Buyer’s expense.

(v)	Warranty Claim Substantiation. For each claim under this Clause 12.1, the Buyer will give written notice to the Seller that contains at least the data listed below, **, with respect to an Aircraft or Warranted Part, as applicable (“Warranty Claim”). The Buyer will ** to provide to the Seller a Warranty Claim within ** but in no event later than ** of discovering each defect giving rise to a warranty claim under Clause 12.1.
(a)	Description of the defect and any action taken

(b)	Date of incident and/or removal

(c)	Description of the Warranted Part claimed to be defective

(d)	Part number

**	Confidential Treatment Requested.

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(e)	Serial number (if applicable)

(f)	Position on Aircraft, according to Catalog Sequence Number of the Illustrated Parts Catalog, **, Component Maintenance Manual or Structural Repair Manual, as applicable

(g)	Total flying hours or calendar times, as applicable, at the date of appearance of a defect **

(h)	Time since last shop visit at the date of appearance of defect **

(i)	Manufacturer’s serial number (MSN) of the Aircraft and/or its registration number

(j)	Aircraft total flying hours and/or number of landings at the date of appearance of defect

(k)	Claim number

(l)	Date of claim

(m)	Date of delivery of an Aircraft or Warranted Part to the Buyer

**	Confidential Treatment Requested.

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Warranty Claims are to be addressed as follows:

Airbus S.A.S. Customer Services Directorate Warranty Administration Rond-Point Maurice Bellonte B.P. 33 F-31707 Blagnac Cedex, France

(vi)	Replacements. ** Replaced components, equipment, accessories or parts will become the Seller’s property.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller will at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part will pass to the Seller on shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor or on the Seller’s issuance of a credit with respect thereto. Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such component, accessory, equipment or part will pass to the Buyer.

**	Confidential Treatment Requested.

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(vii)	Seller’s Acceptance and Rejection. ** The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim. The Buyer will pay the Seller (a) reasonable inspection and test charges incurred by the Seller in connection with the investigation and processing of a rejected Warranty Claim, **

(viii)	Inspection. The Seller will have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Clause 12.1 on reasonable prior written notice to the Buyer and such inspection will not unreasonably interfere with the Buyer’s operation and personnel.
12.1.8 In-house Warranty Repair
(i)	Authorization. The Buyer is hereby authorized to repair Warranted Parts, subject to the terms of this Clause 12.1.8 (“In-house Warranty Repair”). When the estimated labor cost of an In-house Warranty Repair exceeds US$** (US-**), the Buyer will notify the Resident Customer Support Representative if available of its decision to perform any In-house Warranty Repairs before such repairs are commenced. Such Buyer’s notice will include sufficient detail regarding the defect, estimated or actual labor hours and material, as applicable, to allow the Seller to ascertain the reasonableness of the estimate. **

(ii)	Conditions of Authorization. The Buyer will be entitled to the benefits under this Clause 12.1.8 for repair of Warranted Parts:
(a)	**

(b)	if adequate facilities and qualified personnel are available to the Buyer,

(c)	if repairs are to be performed in accordance with the Seller’s written instructions set forth in applicable Technical Data, **

**	Confidential Treatment Requested.

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(d)	only to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.11.
(iii)	Seller’s Rights. The Seller will have the right to require the delivery to it of any Warranted Part, or any part removed therefrom that is claimed to be defective, if, in the Seller’s judgment, the nature of the claimed defect requires technical investigation. Such delivery will be subject to the provisions of Clause 12.1.7(ii).

Subject to applicable safety rules, the Seller will have the right to have a representative present as an observer during the disassembly, inspection and testing of any Warranted Part claimed to be defective. Such representatives will not unreasonably interfere with the Buyer’s operation and personnel.

(iv)	In-house Warranty Claim Substantiation. Claims for In-house Warranty Repair credit will comply with the requirements in Warranty Claims under Clause 12.1.7(v) and in addition, to the extent ascertainable, will include:
(a)	A report of technical findings with respect to the defect, if applicable

(b)	For parts required to remedy the defect
▪	part numbers,

▪	serial numbers (if applicable),

▪	description of the parts,

▪	quantity of parts,

▪	unit price of parts,

▪	related Seller’s or third party’s invoices (if applicable),

▪	total price of parts
(c)	Detailed number of labor hours

(d)	In-house Warranty Labor Rate

(e)	Total claim amount

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(v)	Credit. The Buyer’s sole remedy, and the Seller’s sole obligation and liability, in respect of In-house Warranty Repair claims, will be a credit to the Buyer’s account. Such credit will be equal to the sum of the direct labor cost expended in performing such repair and the direct cost of materials incorporated in the repair. Such costs will be determined as set forth below.
(a)	To determine direct labor costs, only the labor hours spent on **, disassembly, inspection, repair, reassembly, and final inspection and test **of the Warranted Part alone will be counted. The hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part will not be included.

(b)	The labor hours counted as set forth above will be multiplied by the In-house Warranty Labor Rate. Such rate is deemed to represent the Buyer’s composite average hourly labor rate paid to the Buyer’s employees or to a third party that the Buyer has authorized to perform the repair, whose jobs, in both cases, are directly related to the performance of the repair. This labor rate is US$** (US dollars **) at economic conditions prevailing in ** (the “In-house Warranty Labor Rate”).

The In-house Warranty Labor Rate is subject to adjustment annually by multiplying the same by the ratio ECIn/ECIb. For the purposes of this Clause 12.1.8(v) only, ECIn is equal to the Labor Index defined in the Seller Price Revision Formula for January of the year in which the hours are spent and ECIb is equal to such Labor Index for **.

(c)	Direct material costs are determined by the prices at which the Buyer acquired such replacement material, excluding any parts and materials used for overhaul or repair furnished free of charge by the Seller.
(vi)	Limitation on Credit. The Buyer will in no event be credited for repair costs (including labor and material) for any Warranted Part to the extent that such repair costs exceed, the lower of, (x) ** of the Seller’s then current catalog price for a replacement of such Warranted Part **

The Seller will substantiate the costs referred to in Clause 12.1.8(vi)(y) in writing on reasonable request by the Buyer.

**	Confidential Treatment Requested.

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(vii)	(vii) Scrapped Material. The Buyer may, with the agreement of the Resident Customer Support Representative, scrap any defective Warranted Parts that are beyond economic repair and not required for technical evaluation. If the Buyer does not obtain the written agreement of the Resident Customer Support Representative to scrap a Warranted Part, then the Buyer will retain such Warranted Part and any defective part removed from a Warranted Part during repair for a period of either ** after the date of completion of repair or ** after submission of a claim for In-house Warranty Repair credit relating thereto, whichever is longer. Such parts will be returned to the Seller within ** of receipt of the Seller’s request therefor, at the Seller’s expense **

**	Confidential Treatment Requested.

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(viii)	DISCLAIMER OF SELLER LIABILITY FOR BUYER’S REPAIR

THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1.8, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER.
12.1.9 Warranty Transferability
The warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any operator other than the Buyer if the Warranted Part enters into the possession of such operator as a result of a pooling agreement between such operator and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.
12.1.10 Warranty for Corrected, Replacement or Repaired Warranted Parts
Whenever any Warranted Part that contains a defect for which the Seller is liable under this Clause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, will be the remaining portion of the original Warranty Period in respect of such corrected, repaired or replaced Warranted Part. If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

**	Confidential Treatment Requested.

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12.1.11 Standard Airline Operation — Normal Wear and Tear
The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with FAA regulations **
The Seller’s liability under this Clause 12.1 will not extend to normal wear and tear nor, to the extent caused by any of the following:
(i)	any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after Delivery in a manner inconsistent with the requirements of the applicable Aviation Authority or the aircraft repair manuals, as applicable;

(ii)	any component, equipment or accessory or part thereof that has been operated in a damaged state **

(iii)	any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.
The limitations of the Seller’s liability under this Clause 12.1.11 resulting from causes described in Clauses 12.1.11(i) and 12.1.11(ii) will apply only to the extent the Seller submits reasonable evidence that the defect arose from or was contributed to by such causes.
12.2 Seller Service Life Policy
12.2.1 Scope and Definitions
In addition to the warranties set forth in Clause 12.1, the Seller agrees that, should a Failure occur in any Item (as such terms are defined below), then, subject to the general conditions and limitations set forth in Clauses 12.2.3 and 12.2.4, the provisions of this Clause 12.2 will apply.

**	Confidential Treatment Requested.

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For the purposes of this Clause 12.2,
(i)	“Item” means any of the Seller components, equipment, accessories or parts listed in Exhibit C that are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Clause 12.2.2;

(ii)	“Failure” means any breakage of, or defect in, an Item that
(a)	materially impairs the utility or safety of the Item,

(b)	did not result from any breakage or defect in any other Aircraft part or component or from any other extrinsic force, and

(c)	has occurred or can reasonably be expected to occur, but does not necessarily occur, on a repetitive or fleetwide basis.
The Seller’s obligations under this Clause 12.2 are referred to as the "Service Life Policy”.
12.2.2 Periods and Seller’s Undertaking
Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item within ** after the Delivery of the Aircraft on which such Item is installed, the Seller will, at its discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation as hereinafter provided:
(i)	design and furnish to the Buyer a ** correction for such Item and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(ii)	replace such Item.
12.2.3 Seller’s Participation in the Cost
Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy will be furnished at the Seller’s current sales price therefor, less the Seller’s financial participation, which will be determined in accordance with the following formula:

**	Confidential Treatment Requested.

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P = C ( N — T ) / N
where
P:	financial participation of the Seller,

C:	the Seller’s then current sales price for the required Item or required Seller designed parts,

T:	total time in months since Delivery of the Aircraft in which the Item subject to a Failure was originally installed, and

N:	** months.
12.2.4 General Conditions and Limitations

12.2.4.1	Notwithstanding any provision of this Clause 12.2, during the Warranty Period, all Items will be covered by the provisions of Clause 12.1 and not by the provisions of this Clause 12.2.

12.2.4.2	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to compliance by the Buyer with the following conditions:
(i)	The Buyer will generate and maintain log books and other historical records as required by the FAA, and will retain the same for the duration of this Service Life Policy, with respect to each Item adequate to enable the determination as to whether the alleged Failure is covered by this Service Life Policy and, if so, to allocate the portion of the cost to be borne by the Seller in accordance with Clause 12.2.3.

(ii)	The Buyer will keep the Seller informed, by making available any relevant records **, of any significant incidents relating to an Aircraft, howsoever occurring or recorded.

(iii)	The conditions of Clause 12.1.11 will have been complied with.

**	Confidential Treatment Requested.

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(iv)	The Buyer will implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller and the Buyer. Such programs will be, to the extent possible, compatible with the Buyer’s operational requirements and will be carried out at the Buyer’s expense. Reports relating thereto will be regularly furnished to the Seller **

(v)	The Buyer will report in writing any breakage or defect that may be covered by the Service Life Policy to the Seller within ** after such breakage or defect becomes apparent, whether or not the same can reasonably be expected to occur in any other Aircraft, and the Buyer will inform the Seller in sufficient detail about such breakage or defect to enable the Seller to determine whether the same is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided in this Clause 12.2, any claim under this Service Life Policy will be administered as provided in, and will be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4	If the Seller has issued a service bulletin modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller will offer the necessary modification kit free of charge or under a pro rata formula established by the Seller. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the Seller’s commitment under this Clause 12.2 will be subject to the Buyer’s incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller’s instructions.

**	Confidential Treatment Requested.

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12.2.4.5	THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS CLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN **, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.
12.2.5 Transferability
The Buyer’s rights under this Clause 12.2 will not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.
Any unauthorized assignment, sale, transfer or other alienation of the Buyer’s rights under this Service Life Policy will, as to the Aircraft involved, immediately void this Service Life Policy in its entirety.

**	Confidential Treatment Requested.

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12.3	Supplier Warranties and Service Life Policy

12.3.1	Seller’s Support
Before Delivery of the first Aircraft, the Seller will provide the Buyer with the warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreements.
12.3.2	Supplier’s Default
12.3.2.1	If any Supplier under any warranty referred to in Clause 12.3.1 defaults in the performance of any material obligation under such warranty with respect to a Supplier Part, the Buyer has used its best efforts to enforce its rights under such warranty, and the Buyer submits reasonable evidence, within a reasonable time, that such default has occurred, then Clause 12.1 of this Agreement will apply to the extent it would have applied had such Supplier Part been a Warranted Part, to the extent the Seller can reasonably perform said Supplier’s obligations, except that the Supplier’s warranty period indicated in the applicable Supplier Product Support Agreement will apply.
12.3.2.2	If any Supplier under any service life policy referred to in Clause 12.3.1 defaults in the performance of any material obligation under such service life policy with respect to a Supplier Part, the Buyer has used best efforts to enforce its rights under such service life policy, and the Buyer submits within a reasonable time to the Seller reasonable evidence that such default has occurred, then Clause 12.2 will apply to the extent the same would have applied had such Supplier Part been listed in Exhibit C, to the extent that the Seller can reasonably perform said Supplier’s service life policy.
12.3.2.3	At the Seller’s request, the Buyer will assign to the Seller, and the Seller will be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to, and arising by reason of, such default and the Buyer will provide reasonable assistance to enable the Seller to enforce the rights so assigned.
12.4	Interface Commitment

12.4.1	Interface Problem
If the Buyer experiences any technical problem in the operation of an Aircraft or its systems, the cause of which, after due and reasonable investigation, is not

**	Confidential Treatment Requested.

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readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft and/or its systems (an “Interface Problem”), the Seller will, if requested by the Buyer, and without additional charge to the Buyer, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible, provided, however, that if the Seller determines, after such investigation, that the Interface Problem was due to or caused by any act or omission of the Buyer in its performance of its obligations hereunder, the Buyer will pay to the Seller all reasonable costs and expenses incurred by the Seller during such investigation. The Buyer will furnish to the Seller all data and information relevant to the Interface Problem in its possession and will reasonably cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required. At the conclusion of such investigation the Seller will promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.
12.4.2 Seller’s Responsibility
If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if requested by the Buyer, take prompt action to correct the design of such Warranted Part, pursuant to the terms and conditions of Clause 12.1.
12.4.3 Supplier’s Responsibility
If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will at the Buyer’s request, assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Supplier Part. **

**	Confidential Treatment Requested.

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12.4.4 Joint Responsibility
If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier(s) involved. The Seller will promptly advise the Buyer of any corrective action proposed by the Seller and any such Supplier(s). Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier(s) with respect to such Interface Problem, unless such corrective action does not resolve the Interface Problem.
12.4.5 General
12.4.5.1	All requests under this Clause 12.4 will be directed both to the Seller and the affected Suppliers.
12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause 12.4 will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.
12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.7.
12.5 Exclusivity of Warranties
THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

**	Confidential Treatment Requested.

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THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:
(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

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(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.
THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IF ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 WILL REMAIN IN FULL FORCE AND EFFECT.
FOR THE PURPOSE OF THIS CLAUSE 12.5, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUPPLIERS.
**

**	Confidential Treatment Requested.

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12.6 Duplicate Remedies
The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any defect for which remedies are provided under this Clause 12 provided, however, that the Buyer will not be entitled to elect a remedy under more than one part of this Clause 12 for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.
12.7 Negotiated Agreement
The Buyer specifically recognizes that:
(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as professional operators of, and maintenance providers with respect to, aircraft used in public transportation and as such is are professionals within the same industry as the Seller;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer;

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties set forth in Clause 12.5.
12.8 Survivability
In respect of all delivered Aircraft, the provisions of this Clause 12 will survive any termination of this Agreement, except any termination following a Termination Event referred to in Clause 21(1), (2), (3) or (4).

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13 — PATENT AND COPYRIGHT INDEMNITY
13.1 Indemnity
13.1.1	Subject to the provisions of Clause 13.2.3, the Seller will indemnify the Buyer from and against any damages, costs and expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe or any part or software installed therein at Delivery of
(i)	any British, French, German, Spanish or U.S. patent;

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that from the time of design of such Airframe or any part or software installed therein at Delivery and until infringement claims are resolved, the country of the patent and the flag country of the Aircraft are both parties to:
(a)	the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or,

(b)	the International Convention for the Protection of Industrial Property of March 20, 1883 ; and
(iii)	in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify will be limited to infringements in countries which, at the time of design are members of The Berne Union and recognize computer software as a “work” under the Berne Convention.
13.1.2 Clause 13.1.1 will not apply to
(i)	Buyer Furnished Equipment;

(ii)	the Propulsion Systems;

(iii)	Supplier Parts; or

(iv)	software not developed by the Seller.

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13.1.3	If the Buyer is, due to circumstances contemplated in Clause 13.1.1, prevented from using the Aircraft (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at among the claimant, the Seller and the Buyer), the Seller will at its expense either
(i)	procure for the Buyer the right to use the affected Airframe, part or software free of charge; or

(ii)	replace the infringing part or software as soon as possible with a non-infringing substitute.
13.2 Administration of Patent and Copyright Indemnity Claims
13.2.1	If the Buyer receives a written claim or a suit is threatened or begun against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer will
(i)	forthwith notify the Seller, giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment, or assuming any expenses, damages, costs or royalties, or otherwise acting in a manner prejudicial to the defense or denial of the suit or claim, it being agreed that nothing in this Clause 13.2.1(iii) will prevent the Buyer from paying the sums that may be required to obtain the release of the Aircraft, provided that payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully cooperate with, and render all assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim; and

(v)	act to mitigate damages and/or to reduce the amount of royalties that may be payable, and act to minimize costs and expenses.
13.2.2	The Seller will be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner that, in the Seller’s opinion, it deems proper.

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13.2.3	The Seller’s liability hereunder will be conditional on the strict and timely compliance by the Buyer with the terms of this Clause 13 and is in lieu of any other liability to the Buyer, whether express or implied, that the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.
THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT INFRINGEMENT OR THE LIKE BY ANY AIRFRAME, PART OR SOFTWARE INSTALLED THEREIN AT DELIVERY, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS CLAUSE WILL REMAIN IN FULL FORCE AND EFFECT. THIS INDEMNITY AGAINST PATENT AND COPYRIGHT INFRINGEMENTS WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

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14      TECHNICAL DATA AND SOFTWARE SERVICES
The Seller will make available or will cause the Seller’s designee ANACS to make available to the Buyer the Technical Data and certain additional services under the terms and conditions set forth in this Clause 14.
14.1 Supply
The Technical Data will be supplied in the English language using the aeronautical terminology in common use.
Range, form, type, format, Air Transport Association (“ATA”) compliance or non-compliance, quantity and delivery schedule of the Technical Data to be provided under this Agreement are covered in Exhibit F. **
The Buyer will not receive compensation or credits of any kind for return of unused or partially used Technical Data.
14.2 Aircraft Identification for Technical Data
14.2.1	For Technical Data customized to the Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“FSN(s)”) in the form of block of numbers selected in the range from 001 to 999.
14.2.2	The sequence will not be interrupted except if two (2) different Propulsion Systems or two (2) different Aircraft models are selected.
14.2.3	The Buyer will indicate to the Seller the FSNs allocated to each Aircraft corresponding to the Aircraft rank in the delivery schedule set forth in Clause 9.1.1 not later than ** prior to the Scheduled Delivery Month for the first Aircraft to be delivered hereunder. The allocation of such FSNs to such Aircraft will not constitute any proprietary, insurable or other interest of the Buyer in any Aircraft prior to its Delivery.
14.3 Integration of Equipment Data
14.3.1 Supplier Equipment
If necessary for the understanding of the affected systems, information relating to Supplier Equipment that is installed on the Aircraft by the Seller, will be introduced **into the first issue, subsequent to the installation of the Supplier equipment of the customized Technical Data supplied to the Buyer, provided Clause 14.3.2.2 is complied with (the “First Issue”).

**	Confidential Treatment Requested.

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14.3.2 Buyer Furnished Equipment
14.3.2.1	The Seller will introduce BFE data, for equipment installed on the Aircraft by the Seller, into the customized Technical Data at no additional charge to the Buyer for the First Issue, provided such data are provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.5.
14.3.2.2	The Buyer will ** supply the BFE data to the Seller at least ** before the scheduled delivery of the customized Technical Data and the full set of BFE data will be provided to the Seller at the latest ** before the scheduled delivery of the customized Technical Data. The BFE data supplied to the Buyer by the Seller will be in English.
14.3.2.3	The Buyer will use reasonable efforts to supply the BFE Data to the Seller, in English and in a format compliant with the applicable ATA specification and all applicable revisions.
14.3.2.4	The Buyer and the Seller will agree on the requirements for the provision to the Seller of BFE data for “on-aircraft maintenance.” These requirements include but are not limited to time frame, media and format, to facilitate the efficient, expedited and economic integration of BFE data into Technical Data.
14.3.2.5	The BFE data will be delivered in digital format and/or in Portable Document Format, as agreed between the Buyer and the Seller.

14.3.2.6	All costs related to the delivery to the Seller of BFE data will be borne by the Buyer.
14.3.2.7	Clause 14.3.2 will apply to the BFE data provided by the Seller under the terms of Clause 18.1.3.
14.4 Delivery
14.4.1 The Technical Data are delivered on-line and/or off-line, as set forth in Exhibit F.
14.4.2	For Technical Data delivered off-line, the Technical Data and corresponding revisions will be sent to one address only. The Buyer will specify such address.
14.4.3	Packing and shipment of the Technical Data and their revisions will be carried out by the quickest transportation methods. Shipment will be Delivery-Duty Unpaid (FCA) as defined in Incoterms 2000 published by the International Chamber of

**	Confidential Treatment Requested.

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Commerce, Toulouse, France, FCA Hamburg, Germany, and/or FCA Ashburn, VA, USA.
14.4.4	The delivery schedule of the First Issue will be phased as mutually agreed to correspond with Aircraft deliveries. The Buyer agrees to provide ** notice when requesting a change to the delivery schedule.
14.4.5	The Buyer will be responsible for coordinating with and satisfying the requirements of the FAA for Technical Data. ** FCA Toulouse, France, FCA Hamburg, Germany, and/or FCA Ashburn, VA, USA.
14.4.6 **
14.5 Revision Service
Unless otherwise specifically stated, revision service will be provided on a free-of-charge basis for a period of ** after Delivery of the last Aircraft (the “Revision Service Period”). Thereafter revision service will be provided at the standard conditions set forth in the then current Seller Customer Services Catalog.
14.6 Service Bulletins Incorporation
During the period of revision service and upon the Buyer’s request for incorporation, which will be made within ** after issuance of a Service Bulletin, Seller’s Service Bulletin information will be incorporated into the Technical Data for the Aircraft after formal notification by the Buyer of its intention to accomplish a Service Bulletin. The split effectivity for a Service Bulletin will remain in the Technical Data until notification from the Buyer that accomplishment has been completed on all the applicable Aircraft, except that for the Flight Manual, Configuration Deviation List, Weight and Balance Manual and the MMEL only the pre- or post-Service Bulletin status will be shown.

**	Confidential Treatment Requested.

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14.7 Future Developments
The Seller will continuously monitor technological developments and apply them to data and document production and methods of transmission where beneficial and economical. The Buyer agrees to give reasonable consideration to any new development proposed by the Seller for implementation.
14.8 Technical Data Familiarization
Upon request by the Buyer, the Seller will provide a ** Technical Data familiarization training at the Seller’s or at the facilities of one of the Buyer. If such familiarization is conducted at the Buyer’s facilities, the Buyer will **.
14.9 Customer Originated Changes
14.9.1	Data on Customer Originated Changes may be incorporated into the following Technical Data when customized to the Buyer’s
–	Aircraft Maintenance Manual

–	Illustrated Parts Catalog

–	Trouble Shooting Manual

–	Aircraft Wiring Manual

–	Aircraft Schematics Manual

–	Aircraft Wiring Lists

–	Flight Crew Operating Manual

–	Quick Reference Handbook
14.9.2	COC data will be developed by the Buyer according to the “Customer Guide for Customer Originated Changes” issued by the Seller. The Buyer will ensure that any such COC data is in compliance with the requirements of the FAA.
COC data will be incorporated by the Seller into all affected customized Technical Data unless the Buyer specifies in writing the documents into which the Buyer desires the COC to be incorporated. Following incorporation of the COC into the customized Technical Data, the relevant Technical Data will show only the aircraft configuration that reflects the COC data and not the configuration before such COC data are incorporated.

**	Confidential Treatment Requested.

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14.9.3.	(i)	The Buyer hereby acknowledges and accepts that the incorporation of any COC data into the Technical Data issued by the Seller will be at the Buyer’s sole risk, that the Seller will have no obligation to check the COC data for accuracy or validity, and that the Seller will have no liability whatsoever with respect to (a) the contents of any COC data (including omissions or inaccuracies therein) (b) any effect that the incorporation of such COC data may have on the Technical Data or (c) any costs of any nature that the COC data may add to subsequent Service Bulletins or modifications.

	(ii)	THE SELLER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OR LIABILITIES, EXPRESSED OR IMPLIED, ORAL OR WRITTEN, ARISING BY LAW, COURSE OF DEALING OR OTHERWISE, AND WITHOUT LIMITATION ALL WARRANTIES AS TO QUALITY, OPERATION, MERCHANTABILITY, FITNESS FOR ANY INTENDED PURPOSE, AND ALL OTHER CHARACTERISTICS WHATSOEVER, INCLUDING ANY OMISSIONS OR INACCURACIES THEREIN, OF ANY COC DATA INCORPORATED INTO THE TECHNICAL DATA ISSUED BY THE SELLER.

	(iii)	The Buyer will indemnify and hold the Seller harmless from and against any losses (including reasonable attorneys’ fees) arising from claims by any third party for injury, loss or damage incurred directly or indirectly as a result of the incorporation of any COC data into the Technical Data issued by the Seller.

	(iv)	If the Buyer sells, leases or otherwise transfers any Aircraft to which the COC data apply:
(a)	the Buyer will remain fully liable for the COC data and any and all effects of their incorporation, as set forth in this Clause 14.9;

(b)	the Seller may disclose the COC data to the subsequent owner(s) or operator(s) of the transferred Aircraft;

(c)	it will be the sole responsibility of the Buyer to notify, or cause notification to be made to, the subsequent owner(s) or operator(s) of the existence of the such COC data in the Technical Data applicable to the corresponding Aircraft.
The Seller hereby disclaims any and all liabilities whatsoever for the COC data in the event of transfer, sale or lease of any Aircraft to which COC data apply.

**	Confidential Treatment Requested.

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14.9.4	The incorporation of any COC will be performed under the conditions specified in the Seller’s then current Customer Services Catalog.
14.10 Software Products
Software Products are available to the Buyer exclusively from ANACS and may be licensed under the General Terms and Conditions of Licensing set forth in Exhibit H.
14.10.1 Performance Engineer’s Programs
(i)	In addition to the standard operational manuals, the Seller will provide to the Buyer software components and databases composing the Performance Engineer’s Programs (“PEP") for the Aircraft.

(ii)	The license to use the PEP will be granted ** for as long as the revisions of the PEP are free of charge in accordance with Clause 14.5. At the end of such period, license fees may be charged and yearly revision service for the PEP will be provided to the Buyer at the standard commercial conditions set forth in the then current ANACS Customer Services Catalog.
14.10.2 AirN@v and/or ADOC N@vigator Based Consultation
The affected Technical Data covered under an Advanced Consultation Tool based on ADOC N@vigator browser are:
-	Engineering Drawings Parts Usage

-	Engineering Drawings Parts List
The Technical Data listed below will be provided on DVD and include integrated software (the “AirN@v Services”):
AirN@v Planning
AirN@v Repair
AirN@v Workshop
AirN@v Associated Data
AirN@v Engineering
AirN@v Maintenance:
The applicable Technical Data pursuant to each of the above AirN@v Services is listed in Exhibit F.

**	Requested Treatment Requested.

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The licensing conditions for the use of AirN@v Services will be as set forth in Exhibit H. The license to use AirN@v and/or ADOC N@vigator based products for the Aircraft will be granted free of charge for as long as the revisions of such Technical Data are free of charge in accordance with Clause 14.5. At the end of such period, license fees may be charged and the yearly revision service for AirN@v and/or ADOC N@vigator will be provided to the Buyer at the standard commercial conditions set forth in the then current ANACS Customer Services Catalog.
14.10.3 AirbusWorld Customer Portal
14.10.3.1	The Buyer will be entitled to obtain access to a wide range of information and services, including Technical Data, available in the secure zone of the Seller’s Customer Portal AirbusWorld (“AirbusWorld”). Access will be free of charge for as long as the Buyer operates the Aircraft.
Access to the secure zone of AirbusWorld (the “Secure Zone”) is reserved to Airbus owners and operators and is subject to the prior signature by the Buyer of the “General Terms and Conditions of Access to and Use of Airbus Secure Area of Customer Portal”.
A description of the basic services available to the Buyer in the Secure Zone is set forth in the ANACS Customer Services Catalog.
14.10.3.2 On-Line Technical Data
(i)	The Technical Data specified in Exhibit F as being provided on-line will be made available to the Buyer through the Secure Zone at no cost as long as revision service for such Technical Data is free of charge in accordance with Clause 14.5.

(ii)	The list of the Technical Data available on-line may be amended from time to time.

For any Technical Data that are or become available on-line, the Seller will notify the Buyer thereof and the Seller reserves the right to discontinue other formats for such Technical Data. On-line and old formats of such Technical Data are to be available in parallel for a period of twelve (12) months or two (2) revision cycles, whichever is shorter.
14.10.3.3	Access to the Secure Zone will be granted free of charge for a reasonable number, to be agreed by the parties, of the Buyer’s users (including one Buyer administrator) for the Technical Data related to the Aircraft that will be operated by the Buyer.

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14.11 Warranties
14.11.1	The Seller warrants that the Technical Data (exclusive of COC) are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain any nonconformity or defect, the sole and exclusive liability of the Seller will be to take all reasonable and proper steps, at its option, to correct or replace such Technical Data.
14.11.2	THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, ITS SUPPLIERS AND/OR THEIR INSURERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN ANY TECHNICAL DATA DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:
(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS

(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER’S AND/OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND

(E)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR ANY TECHNICAL DATA DELIVERED HEREUNDER.
THE SELLER AND/OR ITS SUPPLIERS WILL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY TECHNICAL DATA DELIVERED UNDER THIS AGREEMENT.

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FOR THE PURPOSES OF THIS CLAUSE 14.11.2, “THE SELLER” WILL INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.
14.12 Proprietary Rights
All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data will remain with the Seller and/or its Affiliates as the case may be. All Technical Data are supplied for the sole use by the Buyer in maintaining and operating the Aircraft and the Buyer undertakes not to modify, copy the contents of, or use the Technical Data to manufacture any parts or components of the Aircraft, save as explicitly permitted herein or in the Technical Data, or as otherwise expressly authorized by the Seller. These proprietary rights will also apply to any translation of Technical Data into a language or languages or medium or media that may have been performed or caused to be performed by the Buyer.

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15 -	SELLER REPRESENTATIVES

15.1	Seller Representatives

The Seller will provide or cause to be provided ** to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.2	Resident Customer Support Representatives

15.2.1	The Seller will cause ANACS to provide representatives to act in an advisory capacity (“Resident Customer Support Representative”) at the Buyer’s main base or at such other locations as the Buyer and Seller may agree.
(i)	The Seller will provide ** dedicated Resident Customer Support Representative for a period beginning at ** .

(ii)	The Seller may provide additional man-months of Seller’s Representatives, as may be mutually agreed.
15.2.2	The Seller will provide to the Buyer an annual written account of the consumed months and any remaining balance of months.

15.2.3	Should the Buyer request additional services that exceed the amounts set forth in Clause 15.2.1(ii), the Seller may provide additional service subject to the terms and conditions agreed by the Buyer and the Seller at the time of such request.

15.2.4	The Seller will cause similar services to be provided by the representatives of the Propulsion System manufacturer and by representatives of the Suppliers when necessary and applicable.

15.3	Customer Support Director

The Seller will cause ANACS to assign the services of ** Customer Support Director based in Herndon, Virginia, to liaise between the Seller and the Buyer on product support matters after signature of this Agreement for as long as **.

**	Confidential Treatment Requested.

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15.4	Buyer’s Support

15.4.1	From the date of arrival of the first Resident Customer Support Representative and for the duration of the assignment, the Buyer will provide, **, suitable office space, office equipment and facilities for the sole use of the Resident Customer Support Representative in or conveniently near the maintenance facilities of the Buyer. **

15.4.2	**
(i)	**

(ii)	when said Resident Customer Support Representative is assigned away from the locations mentioned above in Clause 15.2.1 at the Buyer’s request, transportation on similar basis between the said locations and the place of assignment.
15.4.3	The parties will give each other all necessary reasonable assistance with general administrative functions specific to their respective countries and procurement of the documents necessary to live and work there.

15.5	Temporary Assignment and Withdrawal of Resident Customer Support Representative

The Seller will have the right upon written notice to and communication with the Buyer to transfer or recall any Resident Customer Support Representative on a temporary or permanent basis if, in the Seller’s opinion, conditions are dangerous to the Resident Customer Support Representative’s safety or health or prevent the fulfillment of such Resident Customer Support Representative’s contractual tasks. The Buyer will ** for the man-days during which any Resident Customer Support Representative is absent from the Buyer’s facility pursuant to this Clause 15.

15.6	Representatives’ Status

In providing the above technical service, the Seller’s employees, including all Resident Customer Support Representative(s) and the Customer Support Director, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting, either directly or indirectly, as the employees or agents of the Buyer.

**	Confidential Treatment Requested.

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16	TRAINING AND TRAINING AIDS

16.1	General

This Clause 16 covers the terms and conditions for the supply of training and training aids for the Buyer’s personnel to support the Aircraft operation.

16.2	Scope

16.2.1	The range and quantity of training and training aids to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16. The Seller will arrange availability of such training and training aids in relation to the delivery schedule for the Aircraft set forth in Clause 9.1.1.

16.2.2	The Maintenance Training and Flight Training courses described in Appendix A to this Clause 16 will be provided **

16.2.3	**, no compensation or credit of any sort will be provided for unused or partially used training or training aids offered pursuant to this Clause 16.

16.3	Training Organization / Location

16.3.1	The Seller will provide the training at the Airbus Training Center in Miami, Florida (the “Seller’s Training Center”), and/or at its affiliated training center in Blagnac, France (the “Affiliated Training Center”).

16.3.2	If unavailability of facilities or scheduling difficulties make training by the Seller impractical at the training centers listed in Clause 16.3.1, the Seller will ensure that the Buyer is provided such training at locations other than those named in Clause 16.3.1.

16.3.3	Upon the Buyer’s request, the Seller may also provide certain training at one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in Clause 16.6.2 will be borne by the Buyer.

16.4	Training Courses

16.4.1	Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer’s personnel, are defined in the applicable training course catalog (the “Training Course Catalog”) and will be scheduled as mutually agreed.

16.4.2	The following terms will apply when training is performed by the Seller:

**	Confidential Treatment Requested.

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(i)	Training courses will be the Seller’s standard courses as described in the Seller’s applicable Training Course Catalog valid at the time of execution of the course. The Seller will be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses.

(ii)	The training curricula and the training equipment may not be fully customized. However, they may be modified to include the most significant aspects of the Specification as known, at the latest, ** prior to the date of the first training course planned for the Buyer and will be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii)	Training data and documentation necessary for training detailed in Appendix A to this Clause 16 will **. Training data and documentation will be marked “FOR TRAINING ONLY” and as such will be supplied for the sole and express purpose of training.

(iv)	Upon the request of the Buyer **, the Seller will collect and pack for consolidated shipment to the facility of the Buyer, all training data and documentation of the Buyer’s trainees attending training at the Airbus Training Center in Miami, Florida or Blagnac, France, as applicable. This training data and documentation will be delivered FCA Miami International Airport. The Buyer will designate in writing one Buyer to receive title to such training data and documentation and title to and risk of loss of the training data and documentation will pass to the Buyer upon delivery.
16.4.3	If the Buyer decides to cancel or reschedule a training course, a minimum advance notice of ** will be required. Any later cancellation or change from the Buyer, when courses cannot be allocated to other customers, will be deducted from the training allowances defined herein or will be charged to the Buyer, as applicable.

16.4.4	The Seller will deliver, or will cause any third party training provider to deliver, to the trainees a certificate of completion at the end of any such training course. No such certificate will represent authority or qualification by any Aviation Authority but may be presented to such officials in order to obtain relevant formal qualification.

16.4.5	**

16.5	Prerequisites

**	Confidential Treatment Requested.

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16.5.1	Training will be conducted in English and all training aids are written in English using common aeronautical terminology. Trainees must have the prerequisite experience set forth in Appendix B to this Clause 16.

The Seller’s training courses are “Transition Training Courses” and not “Ab Initio Training Courses.”

The Buyer will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2	The Buyer will provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to verify the trainees’ proficiency and previous professional experience. The Seller will in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training services provided.

16.5.3	The Seller will provide to the Buyer an Airbus Pre-Training Survey, and/or the “Maintenance Training Survey,” as applicable, to obtain the trainee’s associated background. The Buyer will complete such survey(s) and return them to the Seller at least ** prior to the start of the training course.

16.5.4	If the Buyer makes a change to any trainee attendance list within the one (1) month period stated in Clause 16.5.3, the Buyer will immediately inform the Seller thereof and send the Seller an updated Airbus Pre-Training Survey and/or Maintenance Training Survey reflecting requested information for the replacement trainee(s).

16.6	Logistics

16.6.1	Trainees
(i)	When training is done at the Airbus Training Center in Miami, Florida, the Seller will provide ** for the duration of the training course on the basis of **

(ii)	When training is done at the Airbus Training Center in Blagnac, France, the Seller will **

(iii)	**.
16.6.2	Training at External Location

**	Confidential Treatment Requested.

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(i)	Seller’s Instructors

If at the Buyer’s request, training is provided by the Seller’s instructors at any location other than the Seller’s training centers, **.

(ii)	Living Expenses for the Seller’s Instructors

Such expenses, covering the entire period from day of secondment to day of return to the Seller’s base, will include but will not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. **.

(iii)	Air Travel

**.

**	Confidential Treatment Requested.

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(iv)	Training Material

The Buyer will reimburse the Seller for the reasonable cost of shipping the training material needed to conduct such courses.

(v)	Buyer’s Indemnity

The Buyer will be solely liable for any and all cancellation or delay in the performance of the training outside of the Seller’s training centers that is associated with the transportation provided under Clause 16.6.2(iii) **.

(vi)	Training Equipment Availability

Training equipment necessary for course performance at any course location other than the Seller’s training centers or the facilities of the training provider selected by the Seller will be provided by the Buyer in accordance with the Seller’s specifications.
16.7	Training Aids for the Buyer’s Training Organization

16.7.1	The Seller will provide to the Buyer Airbus computer based training (“Airbus CBT”), training aids, as used in the Seller’s Training Centers and the Virtual Aircraft (Walk Around and Component Location), free of charge as set forth in Appendix A to this Clause 16.

The Airbus CBT and training aids supplied to the Buyer will be similar to those used at the Airbus Training Centers for training. The Seller has no obligation to revise the Airbus CBT. The Airbus CBT in use at the Seller’s Training Center may be revised on a regular basis, and such revisions, if any, will be provided to the Buyer until the expiration of the period when training courses provided under this Clause 16 are performed for the Buyer, or up to three (3) years after delivery of the Airbus CBT or Virtual Aircraft to the Buyer, whichever occurs first.

**	Confidential Treatment Requested.

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16.7.2	Delivery
(i)	The Seller will deliver to the Buyer the Airbus CBT and training aids, at a date to be mutually agreed during the Training Conference, but no later than ** before the Delivery Date of the first Aircraft.

(ii)	Those items supplied to the Buyer pursuant to Clause 16.10.1 will be delivered FCA Toulouse, France, and/or FCA Hamburg, Germany. Title to and risk of loss of said items will pass to the Buyer pursuant to Clause 16.4.2(iv) upon delivery.
16.7.3	Installation of Airbus CBT System
(i)	Before the initial delivery of the Airbus CBT, the Seller will provide an “Airbus CBT Administrator Course” to up to ** trainees of the Buyer, at the facilities of the Buyer. To conduct the course, the workstations and/or servers, as applicable, will be ready for use and will comply with the latest “Airbus CBT Workstation Technical Specification” or “Airbus CBT Server Technical Specification”, as applicable.

(ii)	The Buyer will provide any and all the necessary hardware on which the Airbus CBT will be installed and Seller will not be responsible for any incompatibility of such hardware with the Airbus CBT.

(iii)	The Airbus CBT will be installed by the Buyer’s personnel who have completed the Airbus CBT training, and the Seller will be held harmless from any damage to person and/or to property caused by or in any way connected with the handling and/or installation of the Airbus CBT by the Buyer’s personnel.

(iv)	In accordance with Clause 16.6.2, **.
16.7.4	License
(i)	The Seller will grant the Buyer a license to use the Airbus CBT and the Virtual Aircraft that will incorporate Exhibit H, “Terms and Conditions for License for Use of Software.”

**	Confidential Treatment Requested.

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(ii)	Supply of additional sets of Virtual Aircraft. Software and courseware supports, as well as any extension to the license for such courseware, will be subject to terms and conditions to be mutually agreed.
16.7.5	The Seller will not be responsible for, and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyer of the Airbus CBT, the Virtual Aircraft and any other training aids at the Buyer’s facilities.

16.8	Proprietary Rights

The Seller’s training data and documentation, Airbus CBT and training aids are proprietary to the Seller and its suppliers. All such training materials are supplied for the sole use by the Buyer in training its personnel to maintain and operate the Aircraft. These proprietary rights will also apply to any translation of such Material into a language or languages or medium or media that may have been performed or caused to be performed by the Buyer.

**	Confidential Treatment Requested.

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Appendix A to Clause 16
1	TRAINING AIDS FOR BUYER’S TRAINING ORGANIZATION

1.1	Delivery

The Seller will provide to the Buyer free of charge:
–	** Airbus CBT (flight and/or maintenance) related to the Aircraft type(s) as covered by this Agreement (including ** of CBT Courseware and ** of CBT Software for flight and ** of CBT Courseware and ** of CBT Software for maintenance, as applicable). The detailed description of the Airbus CBT will be provided to the Buyer;

–	** Virtual Aircraft (Walk around and Component Location) related to the Aircraft type(s) as covered in this Agreement;

–	** set of training documentation on CD-ROM; and

–	** CD-ROM of cockpit panels for training.
1.2	Revision Service

The Airbus CBT and Virtual Aircraft in use at the Seller’s Training Center are revised on a regular basis and such revision will be provided to the Buyer during the period when training courses provided under this Clause 16 are performed for the Buyer or up to ** after initial delivery of the Airbus CBT or the Virtual Aircraft to the Buyer under this Agreement, whichever occurs first.

**	Confidential Treatment Requested.

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APPENDIX B TO CLAUSE 16
Appendix B to Clause 16
MINIMUM RECOMMENDED QUALIFICATION
IN RELATION TO TRAINING REQUIREMENTS
(Standard Transition Courses)
The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate Aviation Authority or the specific airline policy of the trainee demands greater or additional requirements, such requirements will be prerequisites.
     CAPTAIN prerequisites
•	Previously qualified on JAR/FAR/CS 25 aircraft and commercial operations

•	Valid and current Airlines Transport License (ATPLY)

•	Previous command experience

•	Fluency in English

•	Jet experience

•	** minimum flying experience as pilot

•	** experience on FAR/JAR 25/CS 25 aircraft

•	** experience as airline, corporate pilot or military transport pilot

•	Must have flown transport type aircraft, as flying pilot, within the last 12 months.
     FIRST OFFICER prerequisites
•	Previously qualified on JAR/FAR/CS 25 aircraft and commercial operations

•	Aircraft and commercial operations valid and current commercial pilot license with instrument rating

•	Fluency in English

•	Jet experience

•	** minimum flying experience as pilot of fixed wing aircraft

•	** experience on FAR/JAR/CS 25 aircraft

•	** flying experience as airline pilot or a corporate pilot or military transport pilot
For both CAPTAIN and FIRST OFFICER, if one or several of the above criteria are not met, the trainee must follow
(i)	an adapted course or

(ii)	an entry level training program before entering the regular or the adapted course.
     Such course(s), if required, will be at the Buyer’s expense.

**	Confidential Treatment Requested.

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APPENDIX B TO CLAUSE 16
          FIRST TYPE RATING COURSE
This course is designed for ab initio pilots who do not hold an aircraft type rating on their pilot licenses
          PILOT prerequisites
•	Valid and current commercial pilot license

•	Valid and current instrument rating on multi engine aircraft

•	Airlines Transport License (ATPLY) written examination

•	Fluency in English

•	Flight experience:
•	** as pilot

•	** as pilot in command

•	** on multi engine aircraft (up to ** can be completed in a simulator)
In addition to the above conditions and in accordance with the JAR Flight Crew Licensing and the Airbus Training Policy, a pilot applying for a first type rating must have followed either an approved JAR Multi Crew Cooperation (“MCC”) program or regulatory equivalent or the Airbus Entry Level Training program (combined MCC and jet familiarization course). Such course, if required, will be at the Buyer’s expense.
     CQ ADDITIONAL prerequisites
In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, both CAPTAIN and FIRST OFFICER must:
•	be qualified and current on the base aircraft type

•	have ** minimum and ** minimum of operations on the base aircraft type.
     TRI COURSE ADDITIONAL prerequisites
In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, it is the responsibility of the Buyer to:
–	select instructor candidate(s) with airmanship and behavior corresponding to the role and responsibility of an airline instructor, and

**	Confidential Treatment Requested.

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APPENDIX B TO CLAUSE 16
–	designate instructor candidate(s) that have met the Seller prerequisite that corresponds to the JAR requirements (ref JAR – FCL 1 – Requirements/ Subparts H – Instructor rating (Aeroplane) C.
     MAINTENANCE PERSONNEL prerequisites
(i)	For all maintenance courses:

Fluency in English Experience on first or second generation jet transport category aircraft

(ii)	Additional prerequisites for Aircraft Rigging Engine Run-Up and Maintenance Initial Operating Course:
Qualified as line or line and base mechanic on the relevant aircraft type (for Maintenance Initial Operating Experience Course).
(iii)	Additional prerequisites — Maintenance Initial Operating Experience

Be currently qualified as line or base mechanic on the base Aircraft

(iv)	Additional prerequisites
     MAINTENANCE TRAINING DIFFERENCE COURSE
Be current and operating on the base aircraft.

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17	SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller will, **, transfer to the Buyer the Supplier Product Support Agreements transferable to the Buyer from Suppliers of equipment listed as “Seller Furnished Equipment” in the Specification on Delivery. These agreements are based on the “World Airlines and Suppliers Guide” and include Supplier commitments contained in the Supplier Product Support Agreements, which include the following:
(i)	Technical data and manuals required to operate, maintain, service and overhaul the Supplier items will (a) be prepared in accordance with the provisions of the applicable ATA Specification in accordance with Clause 14, (b) include revision service, and (c) be published in the English language. The Seller will make reasonable efforts to ensure that software data, supplied in the form of an appendix to the Component Maintenance Manual, be provided in compliance with the applicable ATA Specification to protect Suppliers’ proprietary interests,

(ii)	Warranties and guarantees, including Suppliers’ standard warranties, and in the case of Suppliers of landing gear, service life policies for selected landing gear structures,

(iii)	Training to ensure efficient operation, maintenance and overhaul of the Suppliers’ items for the Buyer’s instructors, shop and line service personnel.

(iv)	Spares data in compliance with the applicable ATA Specification, initial provisioning recommendations, spares and logistics service, including routine and emergency deliveries, and

(v)	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier items as well as required tooling and spares provisioning.
17.2	Supplier Compliance

The Seller will monitor Supplier compliance with support commitments defined in the Supplier Product Support Agreements and will take action together with the Buyer, if necessary.

**

**	Confidential Treatment Requested.

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17.3	Supplier Part Repair Stations

The Seller has developed with the Suppliers a comprehensive network of repair stations in the United States of America and Canada for those Supplier Parts originating from outside these countries. **

**	Confidential Treatment Requested.

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18	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1	Without additional charge and in accordance with the Specification, the Seller will provide for the installation of the Buyer Furnished Equipment, provided that the BFE is referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at the time the BFE is ordered.

The Seller will advise the Buyer of the dates by and location to which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering description. This description will include the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer will furnish such detailed description and information by the dates specified. Thereafter, no information, dimensions or weights will be revised unless authorized by an SCN.

The Seller will also provide the Buyer in due time with a schedule of dates and shipping addresses for delivery of BFE and (when requested by the Seller) additional spare BFE in order permit installation of the BFE in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer will provide the BFE by such dates in a serviceable condition, to allow performance of any assembly, test, or acceptance process in accordance with the Seller’s industrial schedule.

The Buyer will also provide, when requested by the Seller, at Airbus France S.A.S. works and/or at Airbus Deutschland GmbH works, as applicable and needed, adequate field service, including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2	The BFE will be imported into France or into Germany by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonnée” or “Zollverschluss”) without application of any French or German tax or customs duty, and will be Delivered Duty Unpaid (DDU) (as defined in Incoterms 2000: ICC Official Rules for the Interpretation of Trade Terms, published by the International Chamber of Commerce), to
Airbus France S.A.S.
316 Route de Bayonne
31300 Toulouse, France
or

**	Confidential Treatment Requested.

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Airbus Deutchland GmbH
Division Hamburger Flugzeugbau
Kreetslag 10
21129 Hamburg
Federal Republic of Germany
as provided in Clause 18.1.1.

18.1.3	If the Buyer requests the Seller to supply directly certain items that are considered BFE according to the Specification, and if such request is notified to the Seller in due time in order not to affect the Delivery Date of the Aircraft, the Seller may agree to order such items subject to the execution of an SCN reflecting the effect on price, escalation adjustment, and any other customary conditions of the Agreement. In such a case the Seller will be entitled to the payment of a handling charge not to exceed ** and will bear no liability in respect of delay and product support commitments for such items.

18.2	Requirements

The Buyer is responsible for assuring and warranting, at its expense, that BFE will (i) be manufactured by a qualified supplier in accordance with the provisions of Clause 18.1.1, (ii) meet the requirements of the applicable Specification, (iii) comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and (iv) be approved by the applicable Aviation Authority delivering the Export Certificate of Airworthiness and by the FAA for installation and use on the Aircraft at the time of Delivery of such Aircraft. The Seller will be entitled to refuse any item of BFE that it considers incompatible with the Specification, the engineering description mentioned above in Clause 18.1.1 or the certification requirements.

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure in
(i)	furnishing the BFE in serviceable condition at the requested delivery date,

(ii)	complying with the warranty in Clause 18.2 or in providing the descriptive information or service representatives mentioned in Clause 18.1.1, or

(iii)	in obtaining any required approval for such equipment under the regulations of the above mentioned Aviation Authorities

**	Confidential Treatment Requested.

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may delay the performance of any act to be performed by the Seller, and cause the Final Contract Price of the Aircraft to be adjusted in accordance with the updated delivery schedule, including, in particular, the costs the Seller incurs that are attributable to the delay or failure described above, such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2	In addition to the consequences outlined in Clause 18.3.1, in the event of a delay or failure described in Clause 18.3.1,
(i)	the Seller may select, purchase and install equipment similar to the BFE at issue, in which event the Final Contract Price of the affected Aircraft will also be increased by the purchase price of such equipment, plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if required and not already provided for in the price of the Aircraft, for adjustment and calibration; or

(ii)	if the BFE is delayed more than ** beyond, or unapproved within ** of the date specified in Clause 18.1.1, then the Seller may deliver or the Buyer may elect to have the Aircraft delivered without the installation of such equipment, notwithstanding the terms of Clause 7.2 insofar as it may otherwise have applied, whereupon the Seller will be relieved of all obligations to install such equipment.
18.4	Title and Risk of Loss

Title to (subject to Clause 18.5(iv)) and risk of loss of BFE will at all times remain with the Buyer that is the owner thereof, except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) will be with the Seller for as long as the BFE is in the care, custody and control of the Seller.

18.5	Disposition of BFE Following Termination

If a termination of this Agreement pursuant to the provisions of Clause 21 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller will be entitled, but not required, to remove all items of BFE that can be removed without causing damage to the Aircraft or rendering any system in the Aircraft unusable and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce Seller’s damages resulting from the termination. In addition, the following terms will apply in the case of such a termination:
(i)	The Buyer will cooperate with the Seller in facilitating the sale of BFE pursuant to the first paragraph of this Clause 18.5 and will be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. **The

**	Confidential Treatment Requested.

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Buyer will reimburse the Seller for all such costs within ** of receiving documentation of such costs from the Seller.

(ii)	The Seller will notify the Buyer as to those items of BFE not sold by the Seller pursuant to the first paragraph of this Clause 18.5, and, at the Seller’s request, the Buyer will remove such items from the Seller’s facility within thirty (30) days of the date of such notice. The Buyer will have no claim against the Seller for damage or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

(iii)	The Buyer will have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being deinstalled from the Aircraft, provided that the Seller will use reasonable care in such deinstallation.

(iv)	The Buyer will grant title to the Seller for any BFE items that cannot be removed from the Aircraft.

**	Confidential Treatment Requested.

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19	INDEMNITIES AND INSURANCE

19.1	Seller’s Indemnities

The Seller will, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents, and employees, be solely liable for and will indemnify and will hold the Buyer and its respective directors, officers, agents and employees, Affiliates, the Buyer’s representatives, and the respective assignees, directors, officers, agents and employees of each of the foregoing harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from claims for
(i)	injuries to, or deaths of, the Seller’s directors, officers, agents or employees, or loss or damage to property of the Seller, or its employees or agents when such losses occur during or are incidental to (a) the exercise by the Buyer of its inspection rights under Clause 6, (b) the Technical Acceptance Process described in Clause 8, (c) the provision of Resident Customer Support Representative support pursuant to Clause 15 or (iv) the provision of training pursuant to Clause 16; and

(ii)	injuries to or deaths of third parties, or loss of property of third parties, occurring during, or incidental to (a) the exercise by the Buyer of its inspection rights pursuant to Clause 6 or (b) the Technical Acceptance Process described in Clause 8.
19.2	Buyer’s Indemnities

The Buyer will, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and employees, be solely liable for and will indemnify and will hold the Seller and its subcontractors and Affiliates, the Seller’s representatives, and the respective assignees, directors, officers, agents and employees of each of the foregoing, harmless against all Losses arising from:
(i)	injuries to or deaths of the Buyer’s directors, officers, agents or employees, or loss or damage to property of the Buyer or to its employees or agents, when such losses occur during or are incidental to (a) the exercise by the Buyer of its inspection rights under Clause 6; (b) the Technical Acceptance Process described in Clause 8, (c) the provision of Resident Customer Support Representative support pursuant to Clause 15, or (d) the provision of training pursuant to Clause 16; and

**	Confidential Treatment Requested.

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(ii)	claims for injuries to or deaths of third parties, or loss of property of third parties occurring during or incidental to (a) the provision of Resident Customer Support Representative support under Clause 15 or (b) arise out of the provision of training pursuant to Clause 16 and are not caused by a defect of the type specified in Clause 12.1.1 that is not excluded under Clause 12.1.2.
19.3	Notice and Defense of Claims
(i)	If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 19 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 19, (the “Indemnitor”), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such suit, as the Indemnitor will deem prudent. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request at the expense of the Indemnitor.

(ii)	If the Indemnitor fails or refuses to assume the defense of any claim or lawsuit notified to it under this Clause 19, the Indemnitee will have the right to proceed with the defense or settlement of the claim or lawsuit as it deems prudent and will have a claim over against the Indemnitor for any judgments, reasonable settlements, costs or expenses, including reasonable attorneys’ fees. Further, in such event, the Indemnitor will be deemed to have waived any objection or defense to the Indemnitee’s claim based on the reasonableness of any settlement.
19.4	Insurance

For all training periods on aircraft, the Buyer will cause the Seller and its Affiliates, as defined in this Clause 19.4 to be named as additional insured under its aviation legal liability insurance policies, including passenger legal liability, bodily injury liability, products liability (exclusive of manufacturer’s product liability insurance), property damage liability, contractual liability and war risks and allied perils liability, to the extent of the Buyer’s undertaking set forth in Clause 19.2. With respect to the Buyer’s hull all risks and hull war risks insurances and allied perils, the Buyer will cause its hull insurance underwriters to waive all rights of subrogation against the Seller, as defined in this Clause 19.4 to the extent of the Buyer’s undertaking set forth in Clause 19.2.

Any applicable deductible will be borne by the Buyer. With respect to the above policies, the Buyer will furnish to the Seller, not less than seven (7) Working Days prior to the start of any such training period, certificates of insurance, in English, evidencing the limit of liability cover and period of insurance in a form acceptable to the Seller from

**	Confidential Treatment Requested.

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its respective insurance broker(s) certifying that such policies have been endorsed as follows:
(i)	under the aviation legal liability insurances referred to above, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller;

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of war risks and allied perils) and ten (10) days in respect of cancellation for non-payment of premium) prior written notice thereof to the Seller; and

(iii)	under any such cover, all rights of subrogation against the Seller and its Affiliates have been waived to the extent of the Buyer’s undertaking and specially referring to Clause 19.2 and to this Clause 19.4.
For the purposes of this Clause 19, “the Seller and its Affiliates” includes but is not limited to the Seller, its shareholders, its Affiliates, ANACS, and Hua-Ou Airbus – CASC Aviation Training Center, the assignees of each of the foregoing, and their respective directors, agents and employees and Suppliers.

**	Confidential Treatment Requested.

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20 -	ASSIGNMENTS AND TRANSFERS

20.1	Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign or transfer its rights or obligations under this Agreement to any person without the prior written consent of the Seller.

20.2	Assignments on Sale, Merger or Consolidation

The Buyer will be entitled to assign its rights under this Agreement at any time due to a merger or consolidation involving the Buyer, provided the Buyer first obtains the written consent of the Seller. The Seller will provide its consent if:
(i)	the surviving or acquiring entity is organized and existing under the laws of the United States;

(ii)	the surviving or acquiring entity has executed an assumption agreement, in form and substance reasonably acceptable to the Seller, agreeing to assume all of the Buyer’s obligations under this Agreement;

(iii)	at the time, and immediately following the consummation, of the merger, consolidation or sale, no event of default exists or will have occurred and be continuing;

(iv)	there exists with respect to the surviving or acquiring entity no basis for a Termination Event within the meaning of Clause 21; and

(v)	the surviving or acquiring entity holds an air carrier operating certificate issued by the FAA at the time, and immediately following the consummation, of such sale, merger or consolidation.
20.3	Designations by Seller

The Seller may at any time by notice to the Buyer designate facilities or personnel of ANACS or any Affiliate of the Seller at which or by whom the services to be performed under this Agreement will be performed. The Seller may also designate any of its Affiliates as the party responsible on behalf of the Seller for providing to the Buyer all or any of the services to be performed under this Agreement. Notwithstanding such designation, the Seller will remain ultimately responsible for fulfillment of all obligations undertaken by the Seller in this Agreement.

**	Confidential Treatment Requested.

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20.4	**

20.5	**

21.	TERMINATION

21.1	Termination Events

Each of the following will constitute a “Termination Event”:
(1)	The Buyer commences in any jurisdiction any case, proceeding or other action with respect to the Buyer or its properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(2)	An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or for all or any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for **, or the Buyer makes a general assignment for the benefit of its creditors.

(3)	An action is commenced in any jurisdiction against the Buyer seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets, and such action remains unstayed, undismissed or undischarged for **.

(4)	The Buyer becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Clause 21.1(1), (2) or (3).

(5)	The Buyer is generally not, or is unable to, or admits in writing its inability to, pay its debts as they become due.

(6)	The Buyer commences negotiations with significant creditors, existing or potential, with the intention of restructuring all or substantially all of its outstanding obligations or in preparation for a bankruptcy filing under the U.S. Bankruptcy Code.

(7)	The Buyer or any of its respective Affiliates fails to make (i) payment of all or part of the Final Contract Price of any Aircraft required to be made under this Agreement on the due date therefore; when such payment is due, (ii) any Predelivery Payment required to be made under this Agreement within ** after the date on which such amount is due (iii) any other payment required to be made

**	Confidential Treatment Requested.

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under this Agreement or any other material agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates within ** , of such failure to pay which such payment is due.

**	Confidential Treatment Requested.

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(8)	The Buyer repudiates, cancels or terminates this Agreement in whole or in part.

(9)	The Buyer defaults in its obligation to take delivery of an Aircraft as provided in Clause 9.

(10)	The Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or its Affiliates on the other hand, provided that, if such breach or default is capable of being cured, such breach or default is not cured within any specified cure period, **

(11)	Any other event that the parties will have agreed in writing constitutes a Termination Event hereunder.
21.2	**
21.3	**
21.4	Notice of Termination Event

Promptly upon obtaining knowledge of the occurrence of a Termination Event by the Buyer, the Buyer will notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller will not prejudice the Seller’s rights or remedies hereunder.
21.5	**
21.6	Information Covenants

The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer will furnish or cause to be furnished to the Seller the following, it being understood that this covenant with respect to Clauses 21.6 (a), (b) and (c) will be deemed satisfied if the information requested in those clauses is filed, un-redacted, with the U.S. Securities and Exchange Commission and is publicly available on EDGAR (or any successor online resource):
(a)	Annual Financial Statements. As soon as available and in any event no later than the date that the Buyer furnish such annual statements to the Securities and Exchange Commission or successor thereto (the “SEC”) (i) a copy of the SEC

**	Confidential Treatment Requested.

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Form 10-K filed by the Buyer with the SEC for such fiscal year, or, if no such Form 10-K was filed by the Buyer for such fiscal year, ** following the close of such fiscal year of the Buyer, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders’ equity (deficit) (in the case of the Buyer and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by the Buyer and reasonably acceptable to the Seller, whose opinion will not be qualified as to the scope of audit or as to the status of the Buyer as a going concern, and (ii) a certificate of such accounting firm stating that its audit of the business of the Buyer was conducted in accordance with generally accepted auditing standards.

(b)	Quarterly Financial Statements. As soon as available and in any event no later than the date that the Buyer furnish such quarterly statements to the SEC, a copy of the SEC Form 10-Q filed by the Buyer, as a group, with the SEC for such quarterly period, or, if no such Form 10-Q was filed by the Buyer with respect to any such quarterly period, no later than the ** following the close of such quarterly period, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which will be certified by an Authorized Officer of the Buyer, subject to changes resulting from audit and normal year-end audit adjustments.

(c)	Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Buyer or any of its Affiliates, and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.
For the purposes of this Clause 21.6, (x) an “Authorized Officer” of the Buyer will mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above thereof who reports directly or indirectly to the Chief Financial Officer and (y) “Subsidiaries” will mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

21.7	Information Undertakings

**	Confidential Treatment Requested.

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The Buyer undertakes, from the date of this Agreement until no further Aircraft are to be delivered, to use best efforts to furnish or cause to be furnished to the Seller the following information:

**	Confidential Treatment Requested.

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(a)	Debt Rescheduling. (i) Promptly upon the commencement by the Buyer of negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

(b)	Acceleration of other indebtedness. Immediately upon knowledge by the Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of the Buyer or Affiliate thereof (“Other Indebtedness”) has demanded payment, given notice or exercised its right to a remedy having the effect of acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration is likely to have a material adverse effect on the Buyer’s ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action the Buyer is taking with respect thereto.

**	Confidential Treatment Requested.

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22	MISCELLANEOUS

22.1	Data Retrieval

On the Seller’s reasonable request, the Buyer will provide the Seller with all the necessary data, as customarily compiled by it and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2	Notices

All notices and requests required or authorized hereunder will be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested) or facsimile at the addresses and numbers set forth below. The date on which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail or facsimile the date on which it is given, will be deemed to be the effective date of such notice or request.

The Seller will be addressed at:
1, rond-point Maurice Bellonte
31700 Blagnac France
Attention: Director – Contracts
Telephone: 33 05 61 30 40 12
Telecopy: 33 05 61 30 40 11
          The Buyer will be addressed, in the case of any item to be delivered other than via courier or personal service or delivery, at:
4000 East Sky Harbor Blvd.
Phoenix, AZ 85034
Attention: Senior Vice President and Chief Financial Officer
Telephone: (480) 693-5710
Fax: (480) 693-2899
cc: General Counsel
Fax: (480) 693-5932

**	Confidential Treatment Requested.

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And, in the case of any item to be delivered via commercial courier or personal service or delivery,
111 West Rio Salado Parkway
Tempe, AZ 85281
Attention: Senior Vice President and Chief Financial Officer
From time to time, the party receiving the notice or request may designate another address or another person.

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof will in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of this Agreement will not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	Interpretation and Law

THIS AGREEMENT WILL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONSCONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.

REGARDING THE CAPE TOWN CONVENTION ON INTERNATIONAL INTERESTS IN MOBILE EQUIPMENT, THE BUYER AGREES THAT IT WILL NOT, AND IT WILL NOT PERMIT ANY LENDER OR FINANCIER FINANCING EITHER AIRCRAFT OR PREDELIVERY PAYMENTS TO, REGISTER ANY INTEREST IN AN UNDELIVERED AIRCRAFT OR IN ANY PROPULSION SYSTEM INSTALLED THEREON AT THE

**	Confidential Treatment Requested.

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INTERNATIONAL REGISTRY IN CONNECTION WITH SUCH FINANCING.

Each party (i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the courts of the state of New York in New York County and, to the extent permitted by applicable law, of the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, the defense of sovereign immunity, any claim that it is not personally subject to the jurisdiction of the above-named courts by reason of sovereign immunity or otherwise or that it or its property is exempt or immune from jurisdiction of such court or from legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or judgment, execution of judgment or otherwise) and to the extent permitted by applicable law, that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

22.4.1	Service of process in any suit, action or proceeding in respect of any matter as to which the Buyer has submitted to jurisdiction under Clause 22.4 may be made on the Buyer by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier, service prepaid to, CT Corporation, 111 Hudson St., New York, NY (or such other office in the City of New York as such agent will then be occupying), as agent for the Buyer, it being agreed that service upon CT Corporation will constitute valid service upon the Buyer or by any other method authorized by the laws of the State of New York.

22.4.2	Service of process in any suit, action or proceeding in respect of any matter as to which the Seller has submitted to jurisdiction under Clause 22.4 may be made on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier, service prepaid to, CT Corporation, 111 Hudson St., New York, NY (or such other office in the City of New York as such agent will then be occupying), as agent for the Seller, it being agreed that service upon CT Corporation will constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York.

**	Confidential Treatment Requested.

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22.5	Waiver of Jury Trial

EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM OR CROSS-CLAIM THEREIN.

22.6	No Representations outside of this Agreement

The parties declare that, prior to the execution of this Agreement, they, with the advice of their respective counsel, apprised themselves of sufficient relevant data in order that they might intelligently exercise their own judgments in deciding whether to execute this Agreement and in deciding on the contents of this Agreement. Each party further declares that its decision to execute this Agreement is not predicated on or influenced by any declarations or representations by any other person, party, or any predecessors in interest, successors, assigns, officers, directors, employees, agents or attorneys of any said person or party, except as set forth in this Agreement. This Agreement resulted from negotiation involving counsel for all of the parties hereto and no term herein will be construed or interpreted against any party under the contra proferentum or any related doctrine.

22.7	Confidentiality

Subject to any legal or governmental requirements of disclosure, or a request in a judicial proceeding (in which case, the party subject to the request will duly inform the other parties to the Agreement of such request so that such parties may seek appropriate protective order) the parties (which for this purpose will include their employees, agents and advisors) will maintain the terms and conditions of this Agreement and any reports or other data furnished hereunder (including, but not limited to, Clauses 14 and 16) strictly confidential. Without limiting the generality of the foregoing, the Buyer and the Seller will each use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing.

With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review said document. The Buyer and the Seller will consult with each other prior to the making of any public

**	Confidential Treatment Requested.

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disclosure or filing, permitted hereunder, of this Agreement or the terms and conditions thereof.

The provisions of this Clause 22.7 will survive any termination of this Agreement.

22.8	Severability

If any provision of this Agreement should for any reason be held to be without effect, the remainder of this Agreement will remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.9	Alterations to Contract

This Agreement, including its Exhibits and Appendices, together with other agreements between the parties executed as of the date hereof, contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written including that certain term sheet between the Seller and the Buyer, dated June 14, 2007. This Agreement will not be amended or modified except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.10	Scope of Agreement and Original Agreement

22.10.1	This Agreement contains the entire agreement between the parties with respect to the sale and purchase of the Original Aircraft, the A318 Aircraft and the New Aircraft and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written, including but not limited to the terms and conditions of the Original Agreement, with respect thereto.

22.10.2	The terms and conditions of the Original Agreement will apply to all Aircraft delivered under such Original Agreement prior to the date of this Agreement.

22.11	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit ** attached to this Agreement, in each such case the terms of such Specification, Exhibit ** will prevail over this Agreement. For the purpose of this Clause 22.11, the term Agreement will not include either Specification or any Exhibit **.

**	Confidential Treatment Requested.

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22.12	Language

All correspondence, documents and any other written matters in connection with this Agreement will be in English.

22.13	Headings

All headings in this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

22.14	Counterparts

This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

**	Confidential Treatment Requested.

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23	CERTAIN REPRESENTATIONS OF THE PARTIES

23.1.	Buyer’s Representations

The Buyer represents and warrants to the Seller:
(i)	it is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)	neither the execution and delivery by it of this Agreement, nor the consummation of any of the transactions by it contemplated hereby, nor the performance by it of the obligations hereunder, constitutes a breach of any agreement to which it is a party or by which its assets are bound; and

(iii)	this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
23.2	Seller’s Representations

The Seller represents and warrants to the Buyer:
(i)	the Seller is a societe à responsabilité limitée organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)	neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated hereby, nor the performance by the Seller of the obligations hereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound; and

(iii)	this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

**	Confidential Treatment Requested.

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir Title: Vice President and Treasurer	By:	/s/ John J. Leahy Title: Chief Operating Officer Customers

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EXHIBIT A-1
THE STANDARD SPECIFICATION FOR THE A318 AIRCRAFT IS CONTAINED IN A SEPARATE FOLDER.

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EXHIBIT A-2
THE STANDARD SPECIFICATION FOR THE A319 AIRCRAFT IS CONTAINED IN A SEPARATE FOLDER

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EXHIBIT A-3
THE STANDARD SPECIFICATION FOR THE A320 AIRCRAFT IS CONTAINED IN A SEPARATE FOLDER.

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EXHIBIT A-4
THE STANDARD SPECIFICATION FOR THE A321 AIRCRAFT IS CONTAINED IN A SEPARATE FOLDER.

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EXHIBIT B-1A

AIRBUS	SCN No.
SPECIFICATION CHANGE NOTICE	Issue
(SCN)	Dated
Page No.
TITLE
DESCRIPTION
EFFECT ON WEIGHT
Manufacturer’s Weight Empty Change:
Operational Weight Empty Change:
Allowable Payload Change:
REMARKS/REFERENCES
Response to RFC
SPECIFICATION CHANGED BY THIS SCN
THIS SCN REQUIRES PRIOR OR CONCURRENT ACCEPTANCE OF THE FOLLOWING SCN(s)
PRICE PER AIRCRAFT
US DOLLARS:
AT DELIVERY CONDITIONS
This change will be effective on                      Aircraft No.                      and subsequent
provided approval is received by                                         .

BUYER APPROVAL	SELLER APPROVAL

By:	By:

Title: (Authorized Finance Department Officer)	Date:

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EXHIBIT B-1A
By:
Title: (Authorized maintenance or flight operations officer)
Date:

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EXHIBIT B-1A

AIRBUS	SCN No.
SPECIFICATION CHANGE NOTICE	Issue
(SCN)	Dated
Page No.

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EXHIBIT B-1B

AIRBUS	Airline

MANUFACTURER’S SPECIFICATION	MSCN Number
CHANGE NOTICE	Issue
Dated
(MSCN)	Page 1 of 3
     Title:
     Description :
     Effect on weight
Manufacturer’s Weight Empty :
Change :
Operational Weight Empty Change:
Allowable Payload Change :
     Remarks / References
     Specification changed by this MSCN
Price per aircraft
     US DOLLARS
     AT DELIVERY CONDITIONS :
     This change will be effective on               AIRCRAFT N°               and subsequent.
     Provided MSCN is not rejected by

Buyer Approval	Seller Approval

By :	By :

Date :	Date :

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EXHIBIT B-1B

AIRBUS	Airline

MANUFACTURER’S SPECIFICATION	MSCN Number
CHANGE NOTICE	Issue
Dated
(MSCN)	Page 2 of 3
Specification repercussion:
After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:
Price per aircraft
US DOLLARS :
     AT DELIVERY CONDITIONS :
     This change will be effective on               AIRCRAFT N°               and subsequent.
     Provided MSCN is not rejected by

Buyer Approval	Seller Approval

By :	By :

Date :	Date :

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EXHIBIT B-1B

AIRBUS	Airline

MANUFACTURER’S SPECIFICATION	MSCN Number
CHANGE NOTICE	Issue
Dated
(MSCN)	Page 3 of 3
Scope of change (FOR INFORMATION ONLY)
Price per aircraft
     US DOLLARS :
     AT DELIVERY CONDITIONS :
     This change will be effective on                AIRCRAFT N°                and subsequent.
     Provided MSCN is not rejected by

Buyer Approval	Seller Approval

By :	By :

Date :	Date :

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EXHIBIT B-2
A318 TECHNICAL SCN LIST

A318 RFC
(TBD)	TITLE	ATA Chapter A319 RFC	COMMENTS
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**	Confidential Treatment Requested.

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EXHIBIT B-2
A318 TECHNICAL SCN LIST

A318 RFC
(TBD)	TITLE	ATA Chapter A319 RFC	COMMENTS
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**	Confidential Treatment Requested.

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EXHIBIT B-3
A319 TECHNICAL SCN LIST

A319
RFC NO	RFC TITLE
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**	Confidential Treatment Requested.

USA — Amended and Restated Airbus A320 Family Purchase Agreement EXECUTION	Exh B-3 — Page 1 of 4 PRIVILEGED AND CONFIDENTIAL

EXHIBIT B-3
A319 TECHNICAL SCN LIST

A319
RFC NO	RFC TITLE
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**	Confidential Treatment Requested.

USA — Amended and Restated Airbus A320 Family Purchase Agreement EXECUTION	Exh B-3 — Page 2 of 4 PRIVILEGED AND CONFIDENTIAL

EXHIBIT B-3
A319 TECHNICAL SCN LIST

A319
RFC NO	RFC TITLE
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**	Confidential Treatment Requested.

USA — Amended and Restated Airbus A320 Family Purchase Agreement EXECUTION	Exh B-3 — Page 3 of 4 PRIVILEGED AND CONFIDENTIAL

EXHIBIT B-3
A319 TECHNICAL SCN LIST

A319
RFC NO	RFC TITLE
**	**

**	Confidential Treatment Requested.

USA — Amended and Restated Airbus A320 Family Purchase Agreement EXECUTION	Exh B-3 — Page 4 of 4 PRIVILEGED AND CONFIDENTIAL

EXHIBIT B-4
A320 TECHNICAL SCN LIST

A320
RFC No	RFC TITLE
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**	Confidential Treatment Requested.

USA — Amended and Restated Airbus A320 Family Purchase Agreement EXECUTION	Exh B-4 — Page 1 of 3 PRIVILEGED AND CONFIDENTIAL

EXHIBIT B-4
A320 TECHNICAL SCN LIST

A320
RFC No	RFC TITLE
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**	Confidential Treatment Requested.

USA — Amended and Restated Airbus A320 Family Purchase Agreement EXECUTION	Exh B-4 — Page 2 of 3 PRIVILEGED AND CONFIDENTIAL

EXHIBIT B-4
A320 TECHNICAL SCN LIST

A320
RFC No	RFC TITLE
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**	Confidential Treatment Requested.

USA — Amended and Restated Airbus A320 Family Purchase Agreement EXECUTION	Exh B-4 — Page 3 of 3 PRIVILEGED AND CONFIDENTIAL

EXHIBIT B-5
US Airways
A321 Aircraft — Technical SCN List (See Notes)

RFC	TITLE	REMARKS
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**	Confidential Treatment Requested.

USA - Amended and Restated Airbus A320 Family Purchase Agreement EXECUTION	Exhibit B-5 — Page 1 of 4 PRIVILEGED AND CONFIDENTIAL

EXHIBIT B-5
US Airways
A321 Aircraft — Technical SCN List (See Notes)

RFC	TITLE	REMARKS
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**	Confidential Treatment Requested.

USA - Amended and Restated Airbus A320 Family Purchase Agreement EXECUTION	Exhibit B-5 — Page 2 of 4 PRIVILEGED AND CONFIDENTIAL

EXHIBIT B-5
US Airways
A321 Aircraft — Technical SCN List (See Notes)

RFC	TITLE	REMARKS
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Notes:

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**	Confidential Treatment Requested.

USA - Amended and Restated Airbus A320 Family Purchase Agreement EXECUTION	Exhibit B-5 — Page 3 of 4 PRIVILEGED AND CONFIDENTIAL

EXHIBIT C
SELLER SERVICE LIFE POLICY
1.	The items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller items of primary and auxiliary structure described hereunder.

2.	WINGS — CENTER AND OUTER WING BOX

2.1.1	**

2.1.2	**

2.1.3	**

2.2	Fittings

2.2.1	**

2.2.2	**

2.2.3	**

2.2.4	**

2.3	Auxiliary Support Structure

2.3.1	**

2.3.1.1	**

2.3.1.2	**

2.3.2	**

2.3.2.1	**

2.3.2.2	**

2.3.3	**

**	Confidential Treatment Requested.
Exh. C — 1 of 3

USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT C

2.3.3.1	**

2.3.3.2	**

2.4	Pylon

2.4.1	**

2.4.1.1	**

2.4.1.2	**

2.4.1.3	**

2.4.1.4	**

3.	FUSELAGE

3.1	Fuselage Structure

3.1.1	**

3.1.2	**

3.1.3	**

3.1.4	**

3.1.5	**

3.1.6	**

3.1.7	**

3.1.8	**

3.2	Fittings

3.2.1	**

3.2.2	**

3.2.3	**

4.	STABILIZERS

**	Confidential Treatment Requested.
Exh. C — 2 of 3

USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT C

4.1	**

4.1.1	**

4.1.2	**

4.1.3	**

4.1.4	**

4.1.5	**

4.1.5.1	**

4.1.5.2	**

4.2	Vertical Stabilizer Main Structural Box

4.2.1	**

4.2.2	**

4.2.3	**

4.2.4	**

4.2.5	**

4.2.5.1	**

4.2.5.2	**

5.	**

**	Confidential Treatment Requested.
Exh. C — 3 of 3

USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT D
Form of
CERTIFICATE OF ACCEPTANCE
for [A3 ] Aircraft
In accordance with the terms of that certain A320 Family Aircraft Purchase Agreement dated as of                     , between                     , (“Buyer”) and AIRBUS S.A.S. (“AIRBUS”) (the “Purchase Agreement”), the acceptance inspections relating to the Airbus A3[     ] aircraft, Manufacturer’s Serial Number:                     , U.S. Registration Number:                      with two (2) [Propulsion System manufacturer] [Propulsion System model] Propulsion System [Engines] installed thereon, serial nos.                      (position #1) and                      (position #2) (the “[A3___-___] Aircraft”), have taken place in [Blagnac/Hamburg] on the      day of                     , ___.
In view of said inspections having been carried out with satisfactory results, and with any remaining discrepancies note separately, Buyer hereby approves the [A3 ] Aircraft as being in conformity with the provisions of the Purchase Agreement.
This acceptance does not impair the rights of the Buyer that may be derived from the warranties relating to the [A3 ] Aircraft set forth in the Purchase Agreement.

RECEIPT AND ACCEPTANCE OF THE ABOVE- DESCRIBED [A3] AIRCRAFT ACKNOWLEDGED US AIRWAYS, INC.
By:

Its:

USA — Amended and Restated Airbus A320 Purchase Agreement	Exh. D — 1 of 1
EXECUTION	PRIVILEGED AND CONFIDENTIAL

EXHIBIT E
BILL OF SALE
for [A318/A319/A320/A321] Aircraft
Know all persons by these presents that AIRBUS S.A.S. (“AIRBUS”), organized and existing under the laws of the Republic of France, whose address is 1 rond-point Maurice Bellonte, 31700 Blagnac, FRANCE, is the owner of the full legal and beneficial title to the following airframe (the“Airframe”), the attached propulsion systems as specified (the “Propulsion System”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

MANUFACTURER OF AIRFRAME:		MANUFACTURER OF PROPULSION SYSTEM:

AIRBUS		[ ]

MODEL: [A3___]		MODEL: [ ]

MANUFACTURER’S		SERIAL NUMBERS:
SERIAL NUMBER:	[ ]	LH : [ ]
RH : [ ]

REGISTRATION NO:	[ ]
The Airframe, Propulsion System and Parts are hereafter together referred to as the aircraft (the “[A3___] Aircraft”).
AIRBUS does this ___day of                      sell, transfer and deliver all of its above described rights, title and interest to the [A3___] Aircraft to the following company forever, said “[A3___] Aircraft to be the property thereof:
US Airways, Inc. (the “Buyer”)
AIRBUS hereby warrants to the Buyer, its successors and assigns that it has on the date hereof good and lawful right to sell, deliver and transfer title to the “[A3___] Aircraft to the Buyer and that there is hereby conveyed to the Buyer on the date hereof good, legal and valid title to the “[A3___] Aircraft free and clear of all liens, claims, charges, encumbrances and rights of others, other than those arising by or through the Buyer and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

USA — Amended and Restated Airbus A320 Purchase Agreement	Exh. E — 1 of 2
EXECUTION	PRIVILEGED AND CONFIDENTIAL

EXHIBIT E
IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this                     day of [           ]
AIRBUS S.A.S.
By:
Title:
Signature:
Location:

USA — Amended and Restated Airbus A320 Purchase Agreement	Exh. E — 2 of 2
EXECUTION	PRIVILEGED AND CONFIDENTIAL

EXHIBIT F
EXHIBIT F
TECHNICAL DATA INDEX

**Confidential Treatment Requested.
Exh. F — 1 of 13
USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT F
TECHNICAL DATA INDEX
**

**Confidential Treatment Requested.
Exh. F — 2 of 13
USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

OPERATIONAL MANUALS AND DATA
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**Confidential Treatment Requested.
Exh. F — 3 of 13
USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

OPERATIONAL MANUALS AND DATA
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**Confidential Treatment Requested.
Exh. F — 4 of 13
USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

MAINTENANCE AND ASSOCIATED MANUALS
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**Confidential Treatment Requested.
Exh. F — 5 of 13
USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

MAINTENANCE AND ASSOCIATED MANUALS (Cont’d)
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**Confidential Treatment Requested.
Exh. F — 6 of 13
USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

MAINTENANCE AND ASSOCIATED MANUALS (Cont’d)
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**Confidential Treatment Requested.
Exh. F — 7 of 13
USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

MAINTENANCE AND ASSOCIATED MANUALS (Cont’d)
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**Confidential Treatment Requested.
Exh. F — 8 of 13
USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

STRUCTURAL MANUALS
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**Confidential Treatment Requested.
Exh. F — 9 of 13
USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

OVERHAUL DATA
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**Confidential Treatment Requested.
Exh. F — 10 of 13
USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

ENGINEERING DOCUMENTS
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**Confidential Treatment Requested.
Exh. F — 11 of 13
USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

MISCELLANEOUS PUBLICATIONS
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**Confidential Treatment Requested.
Exh. F — 12 of 13
USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT F

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments

MISCELLANEOUS PUBLICATIONS
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**Confidential Treatment Requested.
Exh. F — 13 of 13
USA — Amended and Restated Airbus A320 Family Purchase Agreement
EXECUTION	PRIVILEGED AND CONFIDENTIAL INFORMATION

EXHIBIT G-1
AIRFRAME PRICE REVISION FORMULA
1	BASE PRICE

The Base Price of the A318 Aircraft, the Airframe of the applicable New Aircraft and the Airframe of applicable Original Aircraft are as quoted in Clause 3 of the Agreement.

2	BASE PERIOD

The Base Price of the A318 Aircraft, the Airframe of the applicable New Aircraft and the Airframe of the applicable Original Aircraft have been established in accordance with the average economic conditions prevailing in ** and corresponding to a theoretical delivery in ** as defined by “ECIb” and “ICb” index values indicated in Paragraph 4 of this Exhibit G-1.

This Base Price is subject to adjustment for changes in economic conditions as measured by data obtained from **, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit G-1.

**

3	INDEXES

Labor Index: **

Material Index: **

4	**

**Confidential Treatment Requested.
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EXHIBIT G-1
AIRFRAME PRICE REVISION FORMULA
5	**

5.1	**
5.2	**

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EXHIBIT G-1
AIRFRAME PRICE REVISION FORMULA
5.3	**

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EXHIBIT G-2
INTERNATIONAL AERO ENGINES (IAE) PROPULSION SYSTEM
PRICE REVISION FORMULA
1	REFERENCE PRICE

The Reference Prices of the IAE propulsion systems are as quoted in Clauses 3.2.2.1, 3.3.2.1 and 3.4.2.1

These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from **, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit G-2.

2	REFERENCE PERIOD

The Reference Prices have been established in accordance with the average economic conditions prevailing in ** ), as defined, according to International Aero Engines by the ** values indicated in Paragraph 4 of this Exhibit H-1.

3	INDEXES

Labor Index: **

Material Index: **

4	**

**Confidential Treatment Requested.
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EXHIBIT G-2
INTERNATIONAL AERO ENGINES (IAE) PROPULSION SYSTEM
PRICE REVISION FORMULA
5.	**

5.1	**

5.2	**

5.3	**

5.4	**

**Confidential Treatment Requested.
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EXHIBIT G-3
CFM PROPULSION SYSTEM PRICE REVISION FORMULA
1	REFERENCE PRICE

The Reference Prices of the CFM Propulsion Systems are as quoted in the Clauses 3.2.2.2.2, 3.3.2.2 and 3.4.1.1.2 of the Agreement.

These CFM Propulsion Systems Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from ** and in accordance with the provisions of Paragraph 4 and 5 to this Exhibit G-3.

2	REFERENCE PERIOD

The above Reference Prices have been established in accordance with the economic conditions prevailing for a theoretical delivery in ** as defined by CFM International by the **.

3	INDEXES

Labor Index: **

Material Index: **

4	**

5	**

5.1	**

5.2	**

5.3	**

5.4	**

**Confidential Treatment Requested.
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EXHIBIT H
General Conditions of Licensing of Software
These General Conditions of Licensing of Software (the “General Conditions”) will provide the conditions for the supply of software developed by and proprietary to Airbus S.A.S (“Airbus”) and licensed to Airbus North America Customer Services, Inc. (”ANACS”) for supply and license to any user (such user, whether provided with the software on a chargeable or free of charge basis is referred to hereinafter as the “Buyer”). These General Conditions will be incorporated into any product-specific license agreement entered into between the Buyer and ANACS and will apply to any software license granted to the Buyer to the extent not in conflict with any such product-specific agreement that post-dates execution of these General Conditions.
**
10. MISCELLANEOUS
10.1 Severability
If a court holds any provision of these General Conditions or any part thereof to be illegal, invalid or unenforceable, the remaining provisions and remainder of the relevant provision will remain in full force and effect and the parties will amend these General Conditions to give effect to the remainder of the clause to the maximum extent possible.
10.2 Injunctive relief
The Buyer agrees that money damages would not be a sufficient remedy for any breach of these General Conditions by the Buyer or its representatives and that ANACS will be entitled to injunctive relief, specific performance and any other appropriate equitable remedies for any such breach, in addition to all other remedies available at law or equity.
10.3 No Waiver
The failure of either party to enforce at any time any obligations hereunder or to require performance of the same by the other party shall in no way be construed to be a present or future waiver of such obligation.
10.4 Notices
All notices and requests required or authorized hereunder shall be given in writing either by registered mail (return receipt requested) or by telefax. In the case of any such notice or request being given by registered mail, the date upon which the answerback is recorded by the addressee or, in case of a telefax, the date upon which it is sent a correct confirmation printout, shall be deemed to be the effective date of such notice or request.
10.5 Applicable Law
These General Conditions shall be governed by and construed in accordance with the laws of the State of New York, without application of conflict of laws principles, which could result in the
**Confidential Treatment Requested.

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EXHIBIT H
application of the law of any other jurisdiction. The United Nations Convention on the International Sale of Goods, 1988, shall not apply hereto.

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LETTER AGREEMENT NO. 1
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re: SPARE PARTS PROCUREMENT
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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CONTENTS
PARAGRAPHS

1 -	GENERAL

2 -	INITIAL PROVISIONING

3 -	STORES

4 -	DELIVERY

5 -	PRICE

6 -	PAYMENT PROCEDURES AND CONDITIONS

7 -	TITLE

8 -	PACKAGING

9 -	DATA RETRIEVAL

10 -	BUY-BACK

11 -	WARRANTIES

12 -	**

13 -	TERMINATION

14 -	ASSIGNMENT

15 -	COUNTERPARTS

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1.	GENERAL

1.1	Material

This Letter Agreement covers the terms and conditions for the services offered by the Seller to the Buyer in respect of the Aircraft spare parts and other equipment (“Material Support”) listed below in Paragraphs 1.1(a) through 1.1(f) (“Material”) and is intended by the parties to be and will constitute an agreement of sale of all Material furnished to the Buyer by the Seller pursuant hereto.

The Material will comprise:
(a)	Seller Parts (defined as industrial proprietary components, equipment, accessories or parts of the Seller manufactured to the detailed design of the Seller or a subcontractor of it and bearing official part numbers of the Seller or material for which the Seller has exclusive sales rights in the United States).

(b)	Supplier Parts classified as Repairable Line Maintenance Parts in accordance with the applicable ATA Specification.

(c)	Supplier Parts classified as Expendable Line Maintenance Parts in accordance with the applicable ATA Specification.

(d)	Ground Support Equipment (GSE) and Specific (To-Type) tools.

(e)	Hardware and standard material.

(f)	Consumables and raw material as a package.
It is expressly understood that Seller Parts will not include parts manufactured pursuant to a parts manufacturing authority.
Material covered under Paragraphs 1.1(e) and 1.1(f) is available only as a package when supplied as part of the Initial Provisioning defined in Paragraph 1.2.1.

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1.2	Scope of Material Support

1.2.1	The Material Support to be provided by the Seller hereunder covers all Material purchased by the Buyer from the Seller during the Initial Provisioning Period (defined below in Paragraph 2) (the “Initial Provisioning”) and all items in Paragraphs 1.1(a) through 1.1(d) for purchases additional to the Initial Provisioning.

1.2.2	Propulsion Systems, including associated parts and spare parts therefor, are not covered under this Letter Agreement and will be subject to direct negotiations between the Buyer and the Propulsion Systems manufacturer(s). **

1.2.3	During a period commencing on the date hereof and continuing as long as at least ** aircraft of the type of the Aircraft are operated in commercial air transport service of which, at least ** is operated by the Buyer (the “Term”), the Seller will maintain or cause to be maintained such stock of Seller Parts as the Seller deems reasonable and will furnish at reasonable prices Seller Parts adequate to meet the Buyer’s needs for maintenance of the Aircraft. Such Seller Parts will be sold and delivered in accordance with Paragraphs 4 and 5 of this Letter Agreement, upon receipt of the Buyer’s orders.

The Seller will use its reasonable efforts to obtain a similar service from all Suppliers of parts that are originally installed on the Aircraft and not manufactured by the Seller.

1.3	Purchase Source of Material

The Buyer agrees to purchase from the Seller, or another source in compliance with FAA requirements, the Seller Parts required for the Buyer’s own needs during the Term, and in addition, the Buyer may purchase Seller Parts of other airlines operating aircraft of the type of the Aircraft, or may purchase items equivalent to Seller Parts from airlines or from distributors or dealers, on the condition that the Seller Parts have been designed and manufactured by, or obtained from, the Seller, and the Buyer may also exercise its rights under Paragraph 1.4.

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1.4	Manufacture of Material by the Buyer

1.4.1	The provisions of Paragraph 1.3 of this Letter Agreement notwithstanding, the Buyer may manufacture or have manufactured Seller Parts for its own use or may purchase for its own use Seller Parts from any source other than those listed in Paragraph 1.3 in the following cases:
(a)	after expiration of the Term, provided that at such time the Seller is out of stock of a required Seller Part;

(b)	at any time, to the extent Seller Parts are needed to effect AOG repairs on any Aircraft and are not available from the Seller within a lead time shorter than or equal to the time in which the Buyer can procure said Seller Parts from another source, provided the Buyer will sell or lease such Seller Parts only if they are assembled in an Aircraft that is sold or leased;

(c)	at any time, if the Seller fails to fulfill its obligations with respect to any Seller Parts pursuant to Paragraph 1.2 above within a reasonable period after written notice thereof from the Buyer;

(d)	at any time, if with respect to certain Seller Parts, the Seller has granted, under the Illustrated Parts Catalog supplied in accordance with this Letter Agreement, the right of local manufacture of Seller Parts; and

(e)	after written approval by the Seller, such approval not to be unreasonably withheld.
1.4.2	The Buyer may manufacture the Seller’s proprietary tooling from drawings and other data supplied by the Seller or the manufacturer.

1.4.3	The rights granted to the Buyer in Paragraph 1.4.1 will not in any way be construed as a license, nor will they in any way obligate the Buyer to pay any license fee, royalty or obligation whatsoever, nor will they in any way be construed to affect the rights of third parties.

1.4.4	The Seller will provide the Buyer with all technical data reasonably necessary to manufacture Seller Parts and the Seller’s proprietary tooling, in the event the Buyer is entitled to do so pursuant to Paragraphs 1.4.1 and 1.4.2. The proprietary rights to such technical data will be subject to the terms of Clause14.12 of the Agreement.

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2.	INITIAL PROVISIONING

The period up to and including the ** after delivery of the last Aircraft will hereinafter be referred to as the Initial Provisioning Period.

2.1	Seller-Supplied Data

The Seller will prepare and supply to the Buyer the following data:

2.1.1	Initial Provisioning Data — Seller

The Seller will provide to the Buyer initial provisioning data provided for in the applicable ATA Specification (“Initial Provisioning Data”) in a form, format and within a time period to be mutually agreed upon.

A ** revision service will be effected every **, up to the end of the Initial Provisioning Period.

The Seller will ensure that Initial Provisioning Data is released to the Buyer in time to allow the necessary evaluation time by the Buyer and the on-time delivery of ordered Material.

2.1.2	Supplementary Data

The Seller will provide the Buyer with Local Manufacture Tables (X-File), as part of the Illustrated Parts Catalog (Additional Cross-Reference Tables), which will be a part of the Initial Provisioning Data package.

2.1.3	Data for Standard Hardware

The Initial Provisioning Data provided to the Buyer will include data for hardware and standard material.

2.2	Supplier-Supplied Data

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2.2.1	General

Suppliers will prepare and issue CMM parts and IPL parts (T-files) in the English language for those Supplier components for which the Buyer has elected to receive data and the Seller will make reasonable efforts to ensure that the Suppliers take such actions.

Said data (initial issue and revisions) will be transmitted to the Buyer through the Suppliers and/or the Seller. The Seller will **

The Seller will ensure the supply of Initial Provisioning Data to the Buyer in time to allow the necessary evaluations by the Buyer and on-time deliveries.

2.2.2	Initial Provisioning Data — Supplier

Initial Provisioning Data for Supplier products provided for in the applicable ATA Specification will be furnished as mutually agreed upon during a Preprovisioning Meeting (defined below), with free of charge revision service assured up to the end of the Initial Provisioning Period, or until it reflects the configuration of the delivered Aircraft.

2.3	Preprovisioning Meeting

2.3.1	The Seller will organize a meeting (i) at the Manufacturer’s spares center in Hamburg, Germany (“MSC”), (ii) at ANACS or (iii) at a place to be mutually agreed, in order to formulate an acceptable schedule and working procedure to accomplish the Initial Provisioning of Material (the “Preprovisioning Meeting”).

2.3.2	The date of the Preprovisioning Meeting will be mutually agreed upon, but it will take place no earlier than ** after the Agreement will have taken effect and no later than ** before delivery of the first Aircraft.

2.4	Initial Provisioning Training

The Seller will furnish, at the Buyer’s request and at no charge to the Buyer, training courses related to the Seller’s provisioning documents, purchase order administration and handling at MSC or at a mutually agreed location. The areas covered in these training courses are (i) familiarization of the Buyer with the provisioning; (ii) explanation of the technical function as well as the necessary technical and commercial Initial Provisioning Data; and (iii) familiarization with the Seller’s

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purchase order administration system.

2.5	Initial Provisioning Conference

The Seller will organize an Initial Provisioning conference at MSC, ANACS or a location to be mutually agreed upon that will include participation of major Suppliers, as agreed upon during the Pre-provisioning Meeting (the “Initial Provisioning Conference”).

Such Initial Provisioning Conference will take place no earlier than eight (8) weeks after Buyer Furnished Equipment (BFE) selection or Customer Definition Freeze (CDF), whichever last occurs.

2.6	Initial Provisioning Data Compliance

2.6.1	Initial Provisioning Data generated by the Seller and supplied to the Buyer will comply with the latest configuration of the Aircraft to which such data relate, as known ** before the data are issued. Said data will enable the Buyer to order Material conforming to its Aircraft as required for maintenance and overhaul.

This provision will not cover Buyer modifications unknown to the Seller, or modifications not agreed to or designed by the Seller.

2.7	Delivery of Initial Provisioning Material

2.7.1	During the Initial Provisioning Period, Material will conform with the latest configuration standard of the affected Aircraft and with the Initial Provisioning Data transmitted by the Seller. The Seller, in addition, will use its reasonable efforts to cause Suppliers to provide a similar service for their items. Should the Seller default in this obligation, it will immediately replace such Seller parts and/or authorize return shipment at no transportation cost to the Buyer. The Buyer will make reasonable efforts to minimize such cost.

2.7.2	The Seller will use its reasonable efforts to deliver Initial Provisioning Material in Paragraph 1.1(a) of this Letter Agreement against the Buyer’s orders from the Seller and according to the following schedule, provided the orders are received by the Seller in accordance with published leadtime.

Initial Provisioning Material will be delivered as provided below:

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(a)	At least ** of the ordered quantity of each Line Replacement or Line Maintenance item: ** (for items identified as line station items, ** before delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material defined above in Paragraph 1.1(a).

(b)	**

(c)	** of the ordered quantity of each item, including line station items: ** after delivery of the first Aircraft of each block of Aircraft for which the Buyer has placed Initial Provisioning orders for Material, as defined above in Paragraph 1.1(a). If said ** cannot be accomplished, the Seller will endeavor to have such items available at its facilities for immediate supply, in case of an AOG.
The size of each block of Aircraft referred to in the schedule above will be defined at the Pre-Provisioning Conference and the Material will be delivered in sequence.

2.7.3	**

2.7.4	The Buyer may cancel or modify Initial Provisioning orders placed with the Seller with no cancellation charge as follows:
(a)	“Long Lead-Time Material” (lead time exceeding **, not later than ** before scheduled delivery of said Material.

(b)	Normal lead time Material, not later than ** before scheduled delivery of said Material, provided however, that for Material that has a lead time of ** or less, the published lead time for the Buyer’s right to cancel or modify orders will be equal to the published lead time for such Material plus **.

(c)	Buyer-specific Material and Material described in Paragraphs 1.1(b) through 1.1(f), not later than the quoted lead time before scheduled delivery of said Material.
2.7.5	Should the Buyer cancel or modify any orders for Material outside the time limits defined above in Paragraph 2.7.4, the Seller will have no liability for the cancellation or modification, and the Buyer will reimburse the Seller for any direct cost incurred in connection therewith.

2.7.6	Except as otherwise set forth herein, all transportation costs for the return of Material

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under this Paragraph 2, including any insurance and customs duties applicable or other related expenditures, will be borne by the Buyer.

3.	STORES

3.1	ANACS Spares Center

The Seller has established and will maintain or cause to be maintained, as long as at least ** aircraft of the type of the Aircraft are ** in commercial air transport service of which at least ** is operated by the Buyer (the “US Term”), a US store in North America known as the ANACS Spares Center (“ANACS Spares Center”). The ANACS Spares Center will be operated ** for the handling of AOG and critical orders for Seller Parts. **

3.2	Material Support Center, Germany

The Manufacturer has established and will maintain or cause to be maintained during the Term a store of Seller Parts at MSC. MSC will be operated **

3.3	Other Points of Shipment

The Seller reserves the right to effect deliveries from distribution centers other than the ANACS Spares Center or MSC and from any of the production facilities of the Associated Contractors.

4.	DELIVERY

4.1	General

The Buyer’s purchase orders will be administered in accordance with **.

The provisions of Paragraph 4.2 of this Letter Agreement do not apply to Initial Provisioning Data or Material as described in Paragraph 2 of this Letter Agreement.

4.2	Lead Times

4.2.1	In general, the lead times are (and, unless otherwise agreed, will at all times be) in accordance with the definition in the “World Airline and Suppliers Guide” (latest edition).

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4.2.2	Material will be dispatched within the lead times quoted in the published Seller’s price catalog for Material described in Paragraph 1.1(a), and within the Supplier’s or supplier’s lead time augmented by the Seller’s own order and delivery processing time (such in-house processing time not to exceed **) for Material described in Paragraphs 1.1(b) through 1.1(d). The Seller will endeavor to improve its lead times and neither the Seller, the Manufacturer nor any of their Affiliates will discriminate against the Buyer in delivery processing time.

4.2.3	Expedite Service

The Seller operates a ** expedite service to supply the relevant Seller Parts available in the Seller’s stock, workshops and assembly line, including high-cost/long-lead-time items, to the international airport nearest the location of such items (the “Expedite Service”).

The Expedite Service is operated in accordance with the “World Airlines and Suppliers Guide.” Accordingly, the Seller will notify the Buyer of the action taken to effect the Expedite Service as follows:
(a)	** after receipt of an AOG order,

(b)	** after receipt of a critical order (imminent AOG or work stoppage),

(c)	** after receipt of an expedite order from the Buyer (nil stock at the Buyer’s for no-go items).
The Seller and its subcontractors will deliver Seller Parts requested on expedite basis against normal orders previously placed by the Buyer or upon requests by telephone or facsimile by the Buyer’s representatives, such requests to be confirmed by the Buyer’s subsequent order for such Seller Parts within a reasonable time.

4.3	Delivery Status

The Seller agrees to report to the Buyer the status of supplies against orders on a monthly basis or on a mutually agreed timeframe.

4.4	Excusable Delay

Clause 10.1 of the Agreement will apply to the Material support as defined in Paragraph 1 of this Letter Agreement.

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4.5	Shortages, Overshipments, Nonconformance in Orders

4.5.1	Within ** after receipt of Material delivered pursuant to a purchase order, the Buyer will advise the Seller of any alleged shortages or overshipments with respect to such purchase order and of all claimed nonconformance to specification of parts in such order.

In the event that the Buyer has not reported such alleged shortages, overshipments or nonconformance within such period, the Buyer will be deemed to have accepted the deliveries unless, in the case of shortages, the Buyer can prove within a reasonable period of time that it did not receive the Material.

4.5.2	In the event that the Buyer reports over-shipments or nonconformance to the specifications within the period specified in Paragraph 4.5.1, the Seller will, if such report is accepted, either replace the Material concerned or credit the Buyer for Material paid for but returned to the Seller. In such case, transportation charges will be borne by the Seller.

The Buyer will endeavor to minimize such costs.

4.6	**

4.7	**

4.8	Cessation of Deliveries

The Seller reserves the right to stop or otherwise suspend deliveries if the Buyer fails to meet its obligations under Paragraph 6.

5.	PRICE

5.1	The Material prices will be:

5.1.1	**

5.1.2	**

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5.2	Validity of Prices

5.2.1	The Material prices are the Seller’s published prices in effect on the date of receipt of the purchase order (subject to reasonable quantities and delivery time) and will be expressed in US dollars. Payment will be made by the Buyer to the Seller in US dollars as set forth below in Paragraph 6.1.

5.2.2	Prices of Seller Parts will be in accordance with the then current Airbus Spare Parts Catalog and Repair Guide. Prices will be firm for each calendar year, except that the Seller reserves the right to revise the prices of Seller Parts during the course of the calendar year in the following cases:
•	significant revision in manufacturing costs,

•	significant revision in Manufacturer’s purchase price of materials (including significant variation of exchange rates),

•	significant error in estimation of expression of any price.
**

5.2.3	**

5.2.4	The Seller warrants that, should the Buyer purchase from the Seller ** of the recommended Initial Provisioning of Material identified in Paragraphs 1.1(b) through 1.1(d), above, the average handling charge on the total package will not exceed **. This average handling charge will be increased to ** on any orders placed less than ** prior to delivery of the first Aircraft, provided, however, that the handling charge on any individual item will not exceed ** (**).

6.	PAYMENT PROCEDURES AND CONDITIONS

6.1	Currency

Payment will be made in US dollars.

6.2	Time and Means of Payment

6.2.1	Payment will be made by transfer of immediately available funds from the Buyer to the Seller within ** from the date of invoice. **

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6.2.2	All invoices from Seller to Buyer pursuant to this Letter Agreement, (the “Invoices”) will be paid within the terms hereof except in the case of any disputed charges. The Buyer will provide notice of any such disputed charges to the Seller promptly following identification thereof, and in all cases prior to the initial due date of the Invoice. Each such notice of dispute shall be in writing and set forth the disputed amount(s), the invoice number(s) a reasonably detailed description of such disputed amount(s), and in reasonable detail, the basis of the dispute. The Buyer will pay all undisputed amount(s) on or prior to the due date therefor in accordance with the terms of the Invoice. The Buyer and Seller agree to negotiate in good faith any disputed charges, and any balance due either party at conclusion of those negotiations will be netted against other amounts, if any, due from such party hereunder or, if there are no such other amounts, within ** of resolution, or the original due date, whichever is later.

6.3	Bank Accounts

The Buyer will make all payments hereunder in full without setoff, counterclaim, deduction or withholding of any kind to the accounts listed below, unless otherwise directed by the Seller:
(a)	For wire transfer, in favor of Airbus North America Customer Services, Inc.:

**

(b)	For direct deposit (lockbox), in favor of Airbus North America Customer Services, Inc.:

**
6.4	Taxes

All payments due the Seller hereunder will be made in full without setoff or counterclaim and without deduction or withholding of any kind. Consequently, the Buyer will assure that the sums received by the Seller under this Letter Agreement are equal to the full amounts expressed to be due the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer will pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding will equal the amounts that would have been received

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in the absence of such deduction or withholding.

6.5	If any payment due the Seller is not received in accordance with the time period provided in Paragraph 6.2, the Seller will have the right to claim from the Buyer and the Buyer will promptly pay to the Seller interest on the unpaid amount at an annual rate equal to LIBOR for ** deposits of a similar amount plus ** per year to be calculated from (and including) the due date to (but excluding) the date payment is received by the Seller, on the basis of a ** year and actual number of days elapsed. The Seller’s claim to such interest will not prejudice any other rights the Seller may have under this Letter Agreement or applicable law.

7.	TITLE

Title to any Material purchased under this Letter Agreement will remain with the Seller until full payment of the invoices therefore and any interest thereon has been received by the Seller.

The Buyer will undertake that Material to which title has not passed to the Buyer will be kept free from any lien, security interest mortgage or other charge or claim in favor of any third party.

8.	PACKAGING

All Material will be packaged in accordance with the applicable ATA Specification, Category III for consumable/expendable Material and Category II for rotables. Category I containers will be used if requested by the Buyer and the difference between Category I and Category II packaging costs will be paid by the Buyer together with payment for the respective Material.

9.	DATA RETRIEVAL

The Buyer undertakes to provide periodically to the Seller, as the Seller may reasonably request, during the Term, a quantitative list of the parts used for maintenance and overhaul of the Aircraft. The range and contents of this list will be established by mutual agreement between the Seller and the Buyer.

10.	BUY-BACK

10.1	Buy-Back of Obsolete Material

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The Seller agrees to buy back unused Seller Parts that may become obsolete for the Buyer’s fleet ** as a result of mandatory modifications required by the Buyer’s or Seller’s Aviation Authorities, subject to the following:
(a)	the Seller Parts involved will be those which the Seller directs the Buyer, or the Aviation Authority determines are unusable, to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard;

(b)	the Seller will grant the Buyer a credit equal to the purchase price paid by the Buyer for any such obsolete parts, such credit will not exceed the value of the provisioning quantities recommended by the Seller in the Initial Provisioning recommendation as mutually agreed upon at the Initial Provisioning Conference;

(c)	the Seller will use its reasonable efforts to obtain for the Buyer the same protection from Suppliers and will promptly assist the Buyer if so requested by the Buyer.
10.2	Buy-Back of Surplus Material

10.2.1	The Seller agrees that at any time after ** and within ** after delivery of the first Aircraft to the Buyer, the Buyer will have the right to return to the Seller, **, unused and undamaged Material described in Paragraphs 1.1(a) and 1.1(b) originally purchased from the Seller under the terms hereof, provided (i) that the selected protection level does not exceed ** with a turnaround time of **, (ii) that said Material does not exceed the provisioning quantities recommended by the Seller in the Initial Provisioning recommendations, does not have a limited shelf life nor contain any shelf-life limited components with less than ** of their shelf life remaining when returned to the Seller, and (iii) that the Material is returned with the Seller’s original documentation and any such documentation (including tags, certificates) required to identify, substantiate the condition of and enable the resale of such Material.

10.2.2	The Seller’s agreement in writing is necessary before any Material in excess of the Seller’s recommendation may be considered for buy-back.

10.2.3	It is expressly understood and agreed that the rights granted to the Buyer under this Paragraph 10.2 will not apply to Material that may become obsolete at any time or for any reason other than as set forth in Paragraph 10.1.

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10.2.4	**

10.3	Except as otherwise set forth herein, all transportation costs for the return of surplus Material under this Paragraph 10, including any applicable insurance and customs duties or other related expenditures, will be borne by the Seller.

10.4	The Seller’s obligation to repurchase surplus and obsolete Material depends upon the Buyer’s demonstration, by the Buyer’s compliance with the requirements set forth in Paragraph 9 of this Letter Agreement, that such Material exceeds the Initial Provisioning requirements.

11	WARRANTIES

11.1	WARRANTIES ON SELLER PARTS

11.1.1	Nature of Warranty

Subject to the limitations and conditions hereinafter provided, and except as provided in Paragraph 11.1.2, the Seller warrants to the Buyer that each Seller Part will at the time of Delivery to the Buyer be free from defects:
(i)	in material,

(ii)	in workmanship, including, without limitation, processes of manufacture,

(iii)	in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

(iv)	arising from failure to conform to the Specification, except as to those portions of the Specification that are expressly stated in the Specification to be estimates or approximations or design aims.
11.1.2	**

11.1.3	Exceptions

The warranties set forth in Paragraph 11.1.1 will not apply to Buyer Furnished Equipment, Propulsion Systems, or to any component, accessory, equipment or part purchased by the Buyer that is not a Seller Part, provided, however, that any defect inherent in the Seller’s design of the installation, considering the state of the art at the

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date of such design, that impairs the use of such items will constitute a defect in design for the purposes of this Paragraph 11.1 and be covered by the warranty set forth in Paragraph 11.1.1(iii).

11.1.4	Warranty Period

The warranties described in Paragraphs 11.1.1 will be limited to those defects that become apparent within ** after delivery of the Seller Part (the “Seller Part Warranty Period”).

11.1.5	Buyer’s Remedy and Seller’s Obligation

The Buyer’s remedy and the Seller’s obligation and liability under Paragraph 11.1 are limited to, at the Seller’s expense, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to any defective Seller Part, **.

The provisions of Clauses 12.1.6, 12.1.7, 12.1.8 and 12.1.9 of the Agreement will, as applicable, also apply to this Paragraph 11.

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11.2	EXCLUSIVITY OF WARRANTIES

THIS PARAGRAPH 11 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS LETTER AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS PARAGRAPH 11 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE SELLER PARTS SUPPLIED UNDER THIS LETTER AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART DELIVERED BY THE SELLER UNDER THIS LETTER AGREEMENT, INCLUDING BUT NOT LIMITED TO:
(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)	ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

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(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:
(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, OR PART PROVIDED UNDER THE AGREEMENT DUE TO A DEFECT, NONCONFORMITY OR OTHER PROBLEM IN ANY SELLER PART;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART DUE TO A DEFECT, NONCONFORMITY OR OTHER PROBLEM IN ANY SELLER PART;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.
THE WARRANTIES PROVIDED BY THIS LETTER AGREEMENT WILL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS PARAGRAPH 11 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS PARAGRAPH 11 WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF THIS PARAGRAPH 11.2, “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES, SUPPLIERS AND ASSOCIATED CONTRACTORS.

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THE FOREGOING DOES NOT APPLY TO CLAIMS BY THE BUYER AGAINST THE SELLER FOR CONTRIBUTION TOWARD THIRD PARTY CLAIMS FOR BODILY INJURY OR PROPERTY DAMAGE TO THE EXTENT SUCH CLAIMS RESULT IN AN ORDER OF A COURT OF COMPETENT JURISDICTION NOT SUBJECT TO APPEAL FINDING LIABILITY ON THE PART OF THE SELLER WITH RESPECT TO SUCH CLAIM.

11.3	DUPLICATE REMEDIES

The remedies provided to the Buyer under Paragraph 11 are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Paragraph 11 for any such particular defect for which remedies are provided under this Paragraph 11, provided, however, that the Buyer will not be entitled to elect a remedy under more than one part of this Paragraph 11 for the same defect. **

11.4	NEGOTIATED AGREEMENT

The Buyer and Seller agree that this Paragraph 11 has been the subject of discussion and negotiation and is fully understood by the parties, and that the price of the Aircraft and the other mutual agreements of the parties set forth in the Agreement were arrived at in consideration of, inter alia, the Exclusivity of Warranties and General Limitations of Liability provisions and Duplicate Remedies provisions set forth in this Paragraph 11.

12.	**

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13.	TERMINATION

Any termination under Paragraph 10, 11 or 21 of the Agreement or under the Letter Agreements thereto will discharge all obligations and liabilities of the parties hereunder with respect to undelivered Material, services, data or other items to be purchased hereunder that are applicable to those Aircraft as to which the Agreement has been terminated, provided that the Seller will nevertheless repurchase new and unused Material in excess of the Buyer’s requirements due to an Aircraft cancellation pursuant to Paragraph 10 or 11 of the Agreement, as provided in Paragraph 10.2. In the case of any termination of this Letter Agreement in connection with a termination under Clause 21 of the Agreement, the Seller will not have any obligation to repurchase Material delivered in respect of any undelivered Aircraft and the Seller’s rights to payment for services or spare parts actually delivered to the Buyer or, in the case of spare parts, the return thereof in new and unused condition, in their original packaging with all applicable documentation will not be limited by the liquidated damages provision included in Clause 21 of the Agreement.

14.	MISCELLANEOUS

**

15.	NEGOTIATED AGREEMENT

THE BUYER AND THE SELLER AGREE THAT THIS LETTER AGREEMENT HAS BEEN THE SUBJECT OF DISCUSSIONS AND NEGOTIATION BY THE PARTIES AND THAT THE AGREEMENTS OF THE PARTIES SET FORTH IN THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF, INTER ALIA, THE PROVISIONS OF THIS LETTER AGREEMENT.

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16.	ASSIGNMENT

Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this paragraph will be void and of no force or effect.

17.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy

	Name: Thomas T. Weir		Name: John J. Leahy
	Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

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APPENDIX A TO LETTER AGREEMENT NO. 1
AILERONS
AUXILIARY POWER UNIT (APU) DOORS
CARGO DOORS
PASSENGER DOORS
ELEVATORS
FLAPS
LANDING GEAR DOORS
RUDDER
TAIL CONE
WING SLATS
SPOILERS
AIRBRAKES
WING TIPS
RADOMES (If such part is a Seller Part in respect of the Aircraft)

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LETTER AGREEMENT NO. 2
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281

Re:	PREDELIVERY PAYMENTS
Ladies and Gentlemen:
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	PREDELIVERY PAYMENTS

1.1	Predelivery Payment Schedule

1.1.1	**

QUOTE
**
UNQUOTE

2.	**

QUOTE
5.3	**
UNQUOTE

2.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or effect.

3.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy

	Name: Thomas T. Weir		Name: John J. Leahy
	Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

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USA Amended and Restated Airbus A320 Family Purchase Agreement
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LETTER AGREEMENT NO. 3
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281

Re:	**
Ladies and Gentlemen:
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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**
13.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 13 will be void and of no force or effect.

14.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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     If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy

	Name: Thomas T. Weir		Name: John J. Leahy
	Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

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LETTER AGREEMENT NO. 4
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re: **
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Aircraft Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

**	Confidential Treatment Requested.

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**
2.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

**	Confidential Treatment Requested.

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If the foregoing correctly sets forth your understanding, please execute the original and two (2) copy hereof in the space provided below and return a copy to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir Name: Thomas T. Weir	By:	/s/ John J. Leahy Name: John J. Leahy
	Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

**	Confidential Treatment Requested.

USA — Amended and Restated Airbus A320 Family Purchase Agreement	LA 4
EXECUTION	Privileged and Confidential

LETTER AGREEMENT NO. 5
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re: **
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

**	Confidential Treatment Requested.

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**
7.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.
8.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

**	Confidential Treatment Requested.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir Name: Thomas T. Weir	By:	/s/ John J. Leahy Name: John J. Leahy
	Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

**	Confidential Treatment Requested.

USA Amended and Restated Airbus A320 Family Purchase Agreement	LA 5
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LETTER AGREEMENT NO. 6
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re: SPECIFICATION MATTERS
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

**	Confidential Treatment Requested.

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**
3.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.
4.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

USA — Amended and Restated Airbus A320 Family Purchase Agreement	LA 6 — 2 of 3
EXECUTION	PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir Name: Thomas T. Weir	By:	/s/ John J. Leahy Name: John J. Leahy
	Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

USA — Amended and Restated Airbus A320 Family Purchase Agreement	LA 6
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LETTER AGREEMENT NO. 7
As of October 2, 2007
U.S. Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re: PRODUCT SUPPORT
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Purchase Agreement dated as even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

**	Confidential Treatment Requested.

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1-	ORIGINAL AIRCRAFT
**

2.2	TECHNICAL DATA AND SOFTWARE SERVICES The Seller will provide to the Buyer the following software tools during the ** period preceding the first day of the Scheduled Delivery Month of the first New Aircraft:
(i)	**

(ii)	**
(collectively, the “Software Tools”).
The Buyer will be granted a license for the use of the Software Tools, or any successor product thereto. Such license will be subject to the provisions of Exhibit H, except that if any provision of this Letter Agreement conflicts with any provision of Exhibit H, this Letter Agreement will govern to the extent of such inconsistency.
**
The license to use Software Tools will be granted **following Delivery of the last New Aircraftand will be subject to termination by the Seller during such period (a) immediately, in the event of a breach by the Buyer of Paragraph 2.2 of Exhibit H and (b) in the event of any other material breach by the Buyer of the terms of such license, following notice to the Buyer and the Buyer’s failure to cure such other material breach **the date of such Seller’s notice. **
Notwithstanding the provisions of Paragraph 2.3 of Exhibit H herein, the Buyer may install Software Tools on its computer network, provided that the Buyer takes adequate measures satisfactory to the Seller to preclude any unauthorized access to Software Tools, which measures include but are not limited to (i) control of access to Software (with respect to Software Tools) strictly by the head of information systems and his/her designee (ii) control of access to the Product (with respect to Software Tools) only by Authorized Users of the Buyer, the aggregate of which Authorized Users shall not exceed the number agreed by the Seller and (iii) any other reasonable measures deemed appropriate by the Seller.
Provided that the Seller gives the Buyer **prior notice, the Buyer will permit the Seller to review the network installation to assure it meets the Seller’s security requirements. In the event that the Seller deems the Buyer’s network installation to be inadequate, at the Seller’s request the Buyer will remove Software Tools from the Buyer’s network. Failure to do shall be a cause for termination of the Buyer’s license for Software Tools.
2.3	Performance Engineering Program

The Seller will provide to the Buyer the Performance Engineering Program for the New Aircraft under the same terms and conditions as set forth in Paragraph 2.2 above, **from

**	Confidential Treatment Requested.

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the Delivery of the first New Aircraft for **
**
3-	ORIGINAL AIRCRAFT AND NEW AIRCRAFT

3.1	Warranty and Service Life Policy

The provisions in Clauses 12.1.3 and 12.1.4 of the Agreement are deleted in their entirety and replaced with the following text between the QUOTE and UNQUOTE:

QUOTE
12.1.3	Warranty Periods
**
12.1.4	Limitations of Warranty
**
(ii)	If the Seller corrects a defect covered by Clause 12.1.1(iii) that becomes apparent within the Warranty Period, on the written request of the Buyer the Seller will correct any such defect in any Aircraft that has not already been delivered to the Buyer. Subject to the provisions of Clause 8 to the Agreement, the Seller will not be responsible for, nor deemed to be in default on account of, any delay in Delivery of any Aircraft or otherwise, in respect of performance of this Agreement, due to the Seller’s undertaking to make such correction. In the alternative, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft. **

(iii)	If a defect that would otherwise be covered under this Clause 12 becomes apparent and the Buyer has complied with the requirements of Clause 12, and the Seller has no then available correction for the defect and the Seller believes the defect can reasonably be expected to affect all or a substantial portion of the Aircraft, then the Buyer will be deemed to have given notice of such defect for all Aircraft that thereafter experience such defect.

**	Confidential Treatment Requested.

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UNQUOTE
3.2	SERVICE LIFE POLICY
3.2.1	The provisions in Clause 12.2.2 of the Agreement are deleted in their entirety and replaced with the following text between the QUOTE and UNQUOTE:
QUOTE
**
**
**
6-	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.
7-	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir Name: Thomas T. Weir	By:	/s/ John J. Leahy Name: John J. Leahy
	Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

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LETTER AGREEMENT NO. 8A-1
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re:      A318-100 PERFORMANCE GUARANTEE (PW/66 METRIC TONS)
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Aircraft Purchase Agreement dated as of the date hereof, (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain A318 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8A-1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A318 Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

**	Confidential Treatment Requested.

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PREAMBLE

The guarantees defined below (the “Guarantees”) are applicable to the A318 Aircraft as described in the A318-100 Standard Specification ** for:
(i)	the fitting of Pratt and Whitney PW6124 Propulsion Systems,

(ii)	**
and without taking into account any further changes thereto as provided in the Agreement as amended by the Amendment. The Guarantees are contingent upon the signature by the Buyer and the Seller **
1	GUARANTEED PERFORMANCE
1.1	Speed

Level flight speed at an A318 Aircraft gross weight of ** at a pressure altitude of ** using a thrust not exceeding maximum cruise thrust will not be less than a guaranteed true Mach number of **.
1.2	Specific Range

1.2.1	The nautical miles per pound of fuel at an A318 Aircraft gross weight of ** at a pressure altitude of ** conditions at a true Mach number of ** will be not less than a guaranteed value of **.

1.2.2	The nautical miles per pound of fuel at an A318 Aircraft gross weight of ** at a pressure altitude of ** conditions at a true Mach number of ** will be not less than a guaranteed value of **.

1.3	Take-off

1.3.1	FAR take-off field length at an A318 Aircraft gross weight of ** at the start of ground run at sea level pressure altitude ** conditions will be not more than a guaranteed value of **

1.3.2	FAR take-off field length at an A318 Aircraft gross weight of ** at the start of ground run at sea level pressure altitude at an ambient temperature of ** will be not more than a guaranteed value of **

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1.3.3	When operated under the following conditions **:

Pressure altitude:	*	*
Ambient temperature:	*	*
Take-off run available (“TOR”):	*	*
Take-off distance available:	*	*
Accelerate-stop distance available:	*	*
Slope:	*	*
Wind:	*	*
Obstacles (height and distance	*	*
from end of TOR)	*	*
	*	*
the maximum permissible weight at the start of ground run will **
1.4	Second Segment Climb

The A318 Aircraft will **

1.5	Altitude Capability
At an A318 Aircraft gross weight of ** conditions, the A318 Aircraft will be capable of maintaining:
—	a rate of climb of **,

—	a rate of climb of **,

—	a maneuver of **
at a guaranteed pressure altitude of not less than **
1.6	En-route One Engine Inoperative

The A318 Aircraft will **

1.7	Approach Climb

The A318 Aircraft will **

1.8	Landing Climb

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FAR minimum landing climb gradient requirements using the landing flap configuration required to show compliance with Paragraph 1.9.1 will **
1.9	Landing Field Length

1.9.1	FAR certified dry landing field length at an A318 Aircraft gross weight of ** at sea level pressure altitude will not be more than a guaranteed value of **

1.9.2	When operated according to FAR regulations and under the following conditions **:

Pressure altitude:	*	*
Ambient temperature:	*	*
Landing distance available:	*	*
Wind:	*	*
the maximum permissible landing weight will be **
2	MISSION GUARANTEES

2.1	The A318 Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.1.1	The departure airport conditions are as defined in Paragraph 1.3.3.

**

2.1.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **.

2.1.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at a pressure altitude of ** above the destination airport are conducted in **. Climb and descent profiles are respectively **Mach number and **.

2.1.4	An allowance of ** of fuel is included for approach and land at the destination airport.

2.1.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 2.1.3 above.

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**

2.1.6	At the end of approach and land ** of fuel will remain in the tanks.

2.2	In carrying a fixed payload of ** over a still air stage distance of **the guaranteed trip fuel will be not more than ** when operated under the conditions defined in Paragraph 2.1 above.

2.3	The A318 Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.3.1	The departure airport conditions are as follows:

Pressure altitude:	**
Ambient temperature:	**
Take-off run available (“TOR”):	**
Take-off distance available:	**
Accelerate-stop distance available:	**
Slope:	**
Wind:	**
Obstacles (height and distance	**
from end of TOR):	**
**
**
	**	**	**
	**	**
The destination airport conditions are such as to allow the required landing weight to be used without restriction. **
2.3.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **.

2.3.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at a pressure altitude of ** above the destination airport are conducted in **. Climb and descent profiles are respectively **Mach number and **.

2.3.4	An allowance of ** of fuel is included for approach and land at the destination airport.

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2.3.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 2.3.3 above.

**

2.3.6	At the end of approach and land ** of fuel will remain in the tanks.

2.4	In carrying a fixed payload of ** over a still air stage distance of ** the guaranteed trip fuel will be not more than ** when operated under the conditions defined in Paragraph 2.3 above.

2.5	The mission guarantees are based on a fixed Operating Weight Empty of ** (For information only a Weight Breakdown is provided in Appendix A hereto.)

3	MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weight Empty of **

This is the Manufacturer’s Weight Empty as defined in Section **, as amended as defined in the Preamble to this Letter Agreement and is subject to adjustment as defined in Paragraph 7.2.

4	NOISE

The A318 Aircraft will be certified in accordance with the requirements of **, which is equivalent to **. This is applicable for approach at maximum brake release gross weight of ** and at maximum landing gross weight of **

**

5	GUARANTEE CONDITIONS

5.1	The performance certification requirements for the A318 Aircraft, except where otherwise noted, will be as stated in Section **.

5.2	For the determination of FAR take-off performance a hard dry level runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to **, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results **

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5.2.1	When establishing take-off and second segment performance **

5.3	When establishing the approach and landing climb performance cabin **

5.4	The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in ** and an average ventilation rate not less than the amount defined in the **, but no air will be bled from the engines for anti-icing. All performance data are based on normal air conditioning mode.

5.5	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section **. Cabin air conditioning management during performance demonstration as described in Paragraph 6.3 below may be such as to optimize the A318 Aircraft performance while meeting **. Unless otherwise stated **.

5.6	The engines will be operated using not more than **

5.7	Where applicable the Guarantees assume the use of an approved fuel having a density of **.

**	Confidential Treatment Requested.

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6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying airworthiness authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off, second segment, approach climb, en-route one engine inoperative climb, landing and external noise elements of the Guarantees will be demonstrated with reference to the approved flight manual.

6.3	Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying airworthiness authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A318 aircraft of the same aerodynamic configuration as the A318 Aircraft and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the A318 Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty guarantee defined in Paragraph 3 will be demonstrated with reference to a weight compliance report.

6.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

6.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at the Delivery of each of the A318 Aircraft.

6.8	Notwithstanding the provisions of the Agreement, the warranties contained in this Letter Agreement will apply with respect to defects resulting from non-compliance with the Guarantees, and be limited to those defects which become apparent within one (1) year after Delivery of the affected A318 Aircraft excepting those defects which are caused by engine deterioration. In the event such defects are discovered within one (1) year after Delivery of an A318 Aircraft the Seller and the Buyer will agree on the procedure and location for new performance tests to be carried out with respect to such A318 Aircraft to determine whether such defects in fact exist.

**	Confidential Treatment Requested.

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7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Amendment and such Rule Change affects the A318 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change on the weight or performance of the A318 Aircraft.

7.2	The Guarantees apply to the A318 Aircraft as described in the Preamble to this Letter Agreement and will be further adjusted in the event of:
i)	Any further configuration change which is the subject of a SCN;

ii)	Variation in actual weights of items defined in Section 13-10 of the A318 Standard Specification;
The adjustment mechanism will be reviewed between the Buyer and the Seller and (i) reflect the weight and payload repercussions (if any) set forth in each individual SCN signed between the parties pursuant to the adjustment contemplated in this Paragraph 7 and (ii) use the same methodology and tolerances as used to compute the numbers set forth herein.
8	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the A318 Standard Specification or any other document.
9	**
10	NEGOTIATED AGREEMENT

The Buyer and the Seller agree that this Letter Agreement has been the subject of discussion and negotiation by the parties and that other mutual agreements of the parties set forth in the Agreement and this Letter Agreement were arrived at in consideration of, inter alia, the provisions of this Letter Agreement specifically including Paragraphs 8 and 9 of this Letter Agreement.
11	ASSIGNMENT

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Notwithstanding the provisions of Clause 20 or any other provision of the Agreement, the Buyer’s rights under this Guarantee are not transferable and shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise. Any assignment, sale, transfer or other alienation of the Buyer’s rights under this Guarantee with respect to any A318 Aircraft will, as to the A318 Aircraft involved, immediately void this Guarantee in its entirety.
12	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

**	Confidential Treatment Requested.

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IN WITNESS WHEREOF, the parties have caused this Letter Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir Name: Thomas T. Weir	By:	/s/ John J. Leahy Name: John J. Leahy
	Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

**	Confidential Treatment Requested.

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APPENDIX A TO LETTER AGREEMENT NO. 8A-1
**

**	Confidential Treatment Requested.

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LETTER AGREEMENT NO. 8A-2
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re:      A318-100 PERFORMANCE GUARANTEE (CFM/66 METRIC TONS)
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Aircraft Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain A318 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8A-2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A318 Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

**	Confidential Treatment Requested.

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PREAMBLE

The guarantees defined below (the “Guarantees”) are applicable to the A318 Aircraft as described in the A318-100 Standard Specification ** for:
(i)	the fitting of CFM56-5B9/P Propulsion Systems,

**
and without taking into account any further changes thereto as provided in the Agreement as amended by the Amendment. The Guarantees are contingent upon the signature by the Buyer and the Seller **.
1	GUARANTEED PERFORMANCE

1.1	Speed

Level flight speed at an A318 Aircraft gross weight of ** at a pressure altitude of ** using a thrust not exceeding maximum cruise thrust will not be less than a guaranteed true Mach number of **.

1.2	Specific Range

1.2.1	The nautical miles per pound of fuel at an A318 Aircraft gross weight of ** at a pressure altitude of ** conditions at a true Mach number of ** will be not less than a guaranteed value of **.

1.2.2	The nautical miles per pound of fuel at an A318 Aircraft gross weight of ** at a pressure altitude of ** conditions at a true Mach number of ** will be not less than a guaranteed value of **.

**	Confidential Treatment Requested.

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1.3	Take-off

1.3.1	FAR take-off field length at an A318 Aircraft gross weight of ** at the start of ground run at sea level pressure altitude in ** will be not more than a guaranteed value of **.

1.3.2	FAR take-off field length at an A318 Aircraft gross weight of ** at the start of ground run at sea level pressure altitude at an ambient temperature of ** will be not more than a guaranteed value of **.
1.3.3	When operated under the following conditions (**):

Pressure altitude:	*	*
Ambient temperature:	*	*
Take-off run available (“TOR”):	*	*
Take-off distance available:	*	*
Accelerate-stop distance available:	*	*
Slope:	*	*
Wind:	*	*
Obstacles (height and distance	*	*
from end of TOR)	*	*
	*	*
the maximum permissible weight at the start of ground run will **.
1.4	Second Segment Climb

The A318 Aircraft will **.

1.5	Altitude Capability
At an A318 Aircraft gross weight of ** conditions, the A318 Aircraft will be capable of maintaining:
—	a rate of climb of **

—	a rate of climb of **

—	a maneuver of **
at a guaranteed pressure altitude of not less than **
1.6	En-route One Engine Inoperative

**	Confidential Treatment Requested.

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The A318 Aircraft will **.

1.7	Approach Climb

The A318 Aircraft will **.

1.8	Landing Climb
FAR minimum landing climb gradient requirements using the landing flap configuration required to show compliance with Paragraph 1.9.1 will **.
1.9	Landing Field Length

1.9.1	FAR certified dry landing field length at an A318 Aircraft gross weight of ** at sea level pressure altitude will not be more than a guaranteed value of **

1.9.2	When operated according to FAR regulations and under the following conditions **:

Pressure altitude:	*	*
Ambient temperature:	*	*
Landing distance available:	*	*
Wind:	*	*
the maximum permissible landing weight will be **
2	MISSION GUARANTEES

2.1	The A318 Aircraft will be capable of carrying a guaranteed payload of not less than **over a still air stage distance of ** when operated under the conditions defined below:

2.1.1	The departure airport conditions are as defined in Paragraph 1.3.3.

**

2.1.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **.

2.1.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at a pressure altitude of ** above the destination airport are conducted in **conditions. Climb and descent profiles are respectively ** Mach number and **.

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2.1.4	An allowance of ** of fuel is included for approach and land at the destination airport.

2.1.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 2.1.3 above.

**

2.1.6	At the end of approach and land ** of fuel will remain in the tanks.

2.2	In carrying a fixed payload of ** over a still air stage distance of ** the guaranteed trip fuel will be not more than ** when operated under the conditions defined in Paragraph 2.1 above.

2.3	The A318 Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of ** when operated under the conditions defined below:

2.3.1	The departure airport conditions are as follows:

Pressure altitude:	**
Ambient temperature:	**
Take-off run available (“TOR”):	**
Take-off distance available:	**
Accelerate-stop distance available:	**
Slope:	**
Wind:	**
Obstacles (height and distance	**
from end of TOR):	**
**
**
**
**
**
**
**
The destination airport conditions are such as to allow the required landing weight to be used without restriction. **
2.3.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **.

**	Confidential Treatment Requested.

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2.3.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at a pressure altitude of ** above the destination airport are conducted in ** conditions. Climb and descent profiles are respectively ** Mach number and **.

2.3.4	An allowance of ** of fuel is included for approach and land at the destination airport.

2.3.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 2.3.3 above.

**

2.3.6	At the end of approach and land ** of fuel will remain in the tanks.

2.4	In carrying a fixed payload of ** over a still air stage distance of ** the guaranteed trip fuel will be not more than ** when operated under the conditions defined in Paragraph 2.3 above.

2.5	The mission guarantees are based on a fixed Operating Weight Empty of ** (For information only a Weight Breakdown is provided in Appendix A hereto.)

3	MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weight Empty of **

This is the Manufacturer’s Weight Empty as defined in Section **, as amended as defined in the Preamble to this Letter Agreement and is subject to adjustment as defined in Paragraph 7.2.

4	NOISE

The A318 Aircraft will be certified in accordance with the requirements of **, which is equivalent to **. This is applicable at maximum brake release gross weight of ** and at maximum landing gross weight of **.

**

5	GUARANTEE CONDITIONS

**	Confidential Treatment Requested.

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5.1	The performance certification requirements for the A318 Aircraft, except where otherwise noted, will be as stated in Section **

5.2	For the determination of FAR take-off performance a hard dry level runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to **, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results **.

5.2.1	When establishing take-off and second segment performance **

5.3	When establishing the approach and landing climb performance cabin **

5.4	The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in ** and an average ventilation rate not less than the amount defined in **, but no air will be bled from the engines for anti-icing. All performance data are based on normal air conditioning mode.

5.5	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section **. Cabin air conditioning management during performance demonstration as described in Paragraph 6.3 below may be such as to optimize the A318 Aircraft performance while meeting ** Unless otherwise stated **.

5.6	The engines will be operated using not more than **

5.7	Where applicable the Guarantees assume the use of an approved fuel having a density of **

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying airworthiness authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off, second segment, approach climb, en-route one engine inoperative climb, landing and external noise elements of the Guarantees will be demonstrated with reference to the approved flight manual.

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6.3	Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying airworthiness authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A318 aircraft of the same aerodynamic configuration as the A318 Aircraft and incorporated in the In-Flight Performance Program and data bases (the “IFP”) appropriate to the A318 Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty guarantee defined in Paragraph 3 will be demonstrated with reference to a weight compliance report.

6.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

6.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at the Delivery of each of the A318 Aircraft.

6.8	Notwithstanding the provisions of the Agreement, the warranties contained in this Letter Agreement will apply with respect to defects resulting from non-compliance with the Guarantees, and be limited to those defects which become apparent within one (1) year after Delivery of the affected A318 Aircraft excepting those defects which are caused by engine deterioration. In the event such defects are discovered within one (1) year after Delivery of an A318 Aircraft the Seller and the Buyer will agree on the procedure and location for new performance tests to be carried out with respect to such A318 Aircraft to determine whether such defects in fact exist.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Amendment and such Rule Change affects the A318 Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change on the weight or performance of the A318 Aircraft.

7.2	The Guarantees apply to the A318 Aircraft as described in the Preamble to this Letter Agreement and will be further adjusted in the event of:

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i)	Any further configuration change which is the subject of a SCN;

ii)	Variation in actual weights of items defined in Section 13-10 of the A318 Standard Specification;
The adjustment mechanism will be reviewed between the Buyer and the Seller and (i) reflect the weight and payload repercussions (if any) set forth in each individual SCN signed between the parties pursuant to the adjustment contemplated in this Paragraph 7 and (ii) use the same methodology and tolerances as used to compute the numbers set forth herein.
8	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the A318 Standard Specification or any other document.

9	**

10	NEGOTIATED AGREEMENT

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The Buyer and the Seller agree that this Letter Agreement has been the subject of discussion and negotiation by the parties and that other mutual agreements of the parties set forth in the Agreement and this Letter Agreement were arrived at in consideration of, inter alia, the provisions of this Letter Agreement specifically including Paragraphs 8 and 9 of this Letter Agreement.
11	ASSIGNMENT

Notwithstanding the provisions of Clause 20 or any other provision of the Agreement, the Buyer’s rights under this Guarantee are not transferable and shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise. Any assignment, sale, transfer or other alienation of the Buyer’s rights under this Guarantee with respect to any A318 Aircraft will, as to the A318 Aircraft involved, immediately void this Guarantee in its entirety.

12	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir Name: Thomas T. Weir	By:	/s/ John J. Leahy Name: John J. Leahy
	Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

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APPENDIX A TO LETTER AGREEMENT NO. 8A-2
**

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LETTER AGREEMENT NO. 8B-1
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re:      A319-100 PERFORMANCE GUARANTEE (IAE/75.5 METRIC TONS)
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A320 Family Purchase Agreement dated as of even date herewith, (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Original A319 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8B-1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Original A319 Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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PREAMBLE

The guarantees defined below (the “Guarantees”) are applicable to the Original A319 Aircraft as described in the A319-100 Standard Specification **for:
(i)	the fitting of International Aero Engines V2524-A5 Propulsion Systems,

(ii)	**,

(iii)	**

(iv)	**
and without taking into account any further changes thereto as provided in the Agreement. The Guarantees assume execution of the SCN’s relating to (i) and (ii) above and **

1	GUARANTEED PERFORMANCE

1.1	Speed

Level flight speed at an Original A319 Aircraft gross weight of ** at a pressure altitude of ** using a thrust not exceeding maximum cruise thrust will not be less than a guaranteed true Mach number of **.

1.2	Specific Range

1.2.1	The nautical miles per pound of fuel at an Original A319 Aircraft gross weight of ** at a pressure altitude of ** at a true Mach number of ** will be not less than a guaranteed value of **

1.2.2	The nautical miles per pound of fuel at an Original A319 Aircraft gross weight of ** at a pressure altitude of ** at a true Mach number of ** will be not less than a guaranteed value of **

1.3	Take-off

1.3.1	FAR take-off field length at an Original A319 Aircraft gross weight of ** at the start of ground run at sea level pressure altitude in ** will be not more than a guaranteed value of **.

1.3.2	FAR take-off field length at an Original A319 Aircraft gross weight of ** at the start of ground run at sea level pressure altitude at an ambient temperature of ** will be not more than a guaranteed value of **

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1.3.3	When operated under the following conditions (**):

Pressure altitude:	**
Ambient temperature:	**
Take-off run available (“TOR”):	**
Take-off distance available:	**
Accelerate-stop distance available:	**
Slope:	**
Wind:	**
Obstacle (height and distance	**
from end of runway):	**
**
the maximum permissible weight at the start of ground run will **
1.4	Second Segment Climb

The Original A319 Aircraft will **

1.5	Altitude Capability
At an Original A319 Aircraft gross weight of **the Original A319 Aircraft will be capable of maintaining:
-      a rate of climb of **
-       **
-      a maneuver of **
at a guaranteed pressure altitude of not less than **
1.6	En-route One Engine Inoperative

The Original A319 Aircraft will **

1.7	Approach Climb

The Original A319 Aircraft will **

1.8	Landing Climb

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FAR minimum landing climb gradient requirements using the landing flap configuration required to show compliance with Paragraph 1.9.1 will **

1.9	Landing Field Length

1.9.1	FAR certified dry landing field length at an Original A319 Aircraft gross weight of ** at sea level pressure altitude will not be more than a guaranteed value of **.

1.9.2	When operated according to FAR regulations and under the following conditions **:

Pressure altitude:	**
Ambient temperature:	**
Landing distance available:	**
Wind:	**
the maximum permissible landing weight will be **

2.	MISSION GUARANTEES

2.1	The Original A319 Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of ** when operated under the conditions defined below:

2.1.1	The departure airport conditions are as follows:

Pressure altitude:	**
Ambient temperature:	**
Take-off run available:	**
Take-off distance available:	**
Accelerate-stop distance available:	**
Slope:	**
Wind:	**
Obstacles (height and distance	**
from start of roll):	**
**
The destination airport conditions are such as to allow the required landing weight to be used without restriction. **

2.1.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **

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2.1.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitude of ** above the destination airport are conducted in ** conditions. Climb and descent profiles are respectively ** Mach number and **.

2.1.4	An allowance of ** of fuel is included for approach and land at the destination airport.

2.1.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 2.1.3 above.

**

2.1.6	At the end of approach and land ** of fuel will remain in the tanks.

2.2	In carrying a fixed payload of ** over a still air stage distance of ** the guaranteed trip fuel will be not more than ** when operated under the conditions defined in Paragraph 2.1 above.

2.3	The Original A319 Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of ** when operated under the conditions defined below:

2.3.1	The departure airport conditions are as described in Paragraph 1.3.3.

**

2.3.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **.

2.3.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitudes of ** above the destination airport are conducted in **. Climb and descent profiles are respectively **Mach number and **.

2.3.4	An allowance of ** of fuel is included for approach and land at the destination airport.

2.3.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 2.3.3 above.

**

2.3.6	At the end of approach and land ** of fuel will remain in the tanks.

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2.4	In carrying a fixed payload of ** over a still air stage distance of ** the guaranteed trip fuel will be not more than ** when operated under the conditions defined in Paragraph 2.3 above.

2.5	The mission guarantees are based on a fixed Operating Weight Empty of **

3	MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weight Empty of **

This is the Manufacturer’s Weight Empty as defined in Section **, as amended as defined in the Preamble to this Letter Agreement and is subject to adjustment as defined in Paragraph 7.

4	NOISE

The Original A319 Aircraft will be certified in accordance with the requirements of **, which is equivalent to **. This is applicable for approach at maximum brake release gross weight of ** and at maximum landing gross weight of **

**

5	GUARANTEE CONDITIONS

5.1	The performance certification requirements for the Original A319 Aircraft, except where otherwise noted, will be as stated in Section **.

5.2	For the determination of FAR take-off performance a hard dry level runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to **, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results **

5.2.1	When establishing take-off and second segment performance **

5.3	When establishing the approach and landing climb performance cabin **

5.4	The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in ** and an average ventilation rate not less than the amount defined in the Specification, but no air will be bled from the engines for anti-icing. All performance data are based upon normal air conditioning mode.

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5.5	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section **. Cabin air conditioning management during performance demonstration as described in Paragraph 6.3 below may be such as to optimize the Original A319 Aircraft performance while meeting **. Unless otherwise stated **.

5.6	The engines will be operated using not more than **

5.7	Where applicable the Guarantees assume the use of an approved fuel having a density of **

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying airworthiness authority unless otherwise stated.

6.2	Compliance with the take-off, second segment, approach climb, en-route one engine inoperative climb, landing and external noise elements of the Guarantees will be demonstrated with reference to the approved flight manual.

6.3	Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying airworthiness authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A319 aircraft of the same aerodynamic configuration as the Original A319 Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty guarantee defined in Paragraph 3 will be demonstrated with reference to a weight compliance report.

6.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

6.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at the Delivery of each of the Original A319 Aircraft.

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6.8	Notwithstanding the provisions of the Agreement, the warranties contained in this Letter Agreement will apply with respect to defects resulting from non-compliance with the Guarantee, and be limited to those defects which become apparent within one (1) year after Delivery of the affected Original A319 Aircraft excepting those defects which are caused by engine deterioration. In the event such defects are discovered within one (1) year after Delivery of an Original A319 Aircraft, the Seller and the Buyer will agree on the procedure and location for new performance tests to be carried out with respect to such Original A319 Aircraft to determine whether such defects in fact exist.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Original A319 Aircraft configuration or performance or both required to obtain certification the Guarantees will be modified to reflect the effect of any such change on the weight or performance of the Original A319 Aircraft.

7.2	The Guarantees apply to the Original A319 Aircraft as described in the preamble to this Letter Agreement and will be further adjusted in the event of:
i)	Any further configuration change that is the subject of a SCN;

ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification;
The adjustment mechanism will be reviewed between the Buyer and the Seller and (i) reflect the weight and payload repercussions (if any) set forth in each individual SCN signed between the parties pursuant to the adjustment contemplated in this Paragraph 7, and (ii) use the same methodology and tolerances as used to compute the numbers set forth in this Guarantee.

8	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

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9	**

10	NEGOTIATED AGREEMENT

The Buyer and the Seller agree that this Letter Agreement has been the subject of discussion and negotiation by the parties and that other mutual agreements of the parties set forth in the Agreement and this Letter Agreement were arrived at in consideration of, inter alia, the provisions of this Letter Agreement specifically including Paragraphs 8 and 9 of this Letter Agreement.

11	ASSIGNMENT

Notwithstanding the provisions of Clause 20 or any other provision of the Agreement, the Buyer’s rights under this Guarantee are not transferable and shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise. Any assignment, sale, transfer or other alienation of the Buyer’s rights under this Guarantee with respect to any Original A319 Aircraft will, as to the Original A319 Aircraft involved, immediately void this Guarantee in its entirety.

12	COUNTERPARTS

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This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By: Name:	/s/ Thomas T. Weir Thomas T. Weir	By: Name:	/s/ John J. Leahy John J. Leahy
Title:	Vice President and Treasurer	Title:	Chief Operating Officer Customers

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LETTER AGREEMENT NO. 8B-2
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281

Re:	A319-100 PERFORMANCE GUARANTEE (CFM/75.5 METRIC TONS)
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A320 Family Purchase Agreement dated as of even date herewith, (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Original A319 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8B-2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Original A319 Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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PREAMBLE
The guarantees defined below (the “Guarantees”) are applicable to the Original A319 Aircraft as described in the A319-100 Standard Specification ** for:

(i)	the fitting of CFM56-5B6/P Propulsion Systems,
(ii)	**
and without taking into account any further changes thereto as provided in the Agreement. The Guarantees assume execution of the ** herein to reflect the A319 Aircraft Specification.

1	GUARANTEED PERFORMANCE

1.1	Speed

Level flight speed at an Original A319 Aircraft gross weight of ** at a pressure altitude of ** using a thrust not exceeding maximum cruise thrust will not be less than a guaranteed true Mach number of **.

1.2	Specific Range

1.2.1	The nautical miles per pound of fuel at an Original A319 Aircraft gross weight of ** at a pressure altitude of ** at a true Mach number of ** will be not less than a guaranteed value of **.

1.2.2	The nautical miles per pound of fuel at an Original A319 Aircraft gross weight of ** at a pressure altitude of ** at a true Mach number of ** will be not less than a guaranteed value of **

1.3	Take-off

1.3.1	FAR take-off field length at an Original A319 Aircraft gross weight of ** at the start of ground run at sea level pressure altitude in ** will be not more than a guaranteed value of **

1.3.2	FAR take-off field length at an Original A319 Aircraft gross weight of ** at the start of ground run at sea level pressure altitude at an ambient temperature of ** will be not more than a guaranteed value of **

1.3.3	When operated under the following conditions **:

**	CONFIDENTIAL TREATMENT REQUESTED.

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Pressure altitude:	*	*
Ambient temperature:	*	*
Take-off run available (“TOR”):	*	*
Take-off distance available:	*	*
Accelerate-stop distance available:	*	*
Slope:	*	*
Wind:	*	*
Obstacle (height and distance	*	*
from end of runway):	*	*
	*	*
the maximum permissible weight at the start of ground run will **

1.4	Second Segment Climb

The Original A319 Aircraft will **

1.5	Altitude Capability

At an Original A319 Aircraft gross weight of ** the Original A319 Aircraft will be capable of maintaining:
-	a rate of climb of **,

-	**

-	a maneuver of **
at a guaranteed pressure altitude of not less than **

1.6	En-route One Engine Inoperative

The Original A319 Aircraft will **.

1.7	Approach Climb

The Original A319 Aircraft will **.

1.8	Landing Climb

FAR minimum landing climb gradient requirements using the landing flap configuration required to show compliance with Paragraph 1.9.1 will **.

1.9	Landing Field Length

**	CONFIDENTIAL TREATMENT REQUESTED.

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1.9.1	FAR certified dry landing field length at an Original A319 Aircraft gross weight of ** at sea level pressure altitude will not be more than a guaranteed value of **
1.9.2	When operated according to FAR regulations and under the following conditions **:

Pressure altitude:	*	*
Ambient temperature:	*	*
Landing distance available:	*	*
Wind:	*	*
the maximum permissible landing weight will be not less than a guaranteed value of **.

2.	MISSION GUARANTEES

2.1	The Original A319 Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **) when operated under the conditions defined below:

2.1.1	The departure airport conditions are as follows:

Pressure altitude:	*	*
Ambient temperature:	*	*
Take-off run available:	*	*
Take-off distance available:	*	*
Accelerate-stop distance available:	*	*
Slope:	*	*
Wind:	*	*
Obstacles (height and distance	*	*
from start of roll):	*	*
	*	*
**

2.1.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **.

2.1.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitude of ** above the destination airport are conducted in **. Climb and descent profiles are respectively ** Mach number and **.

**	CONFIDENTIAL TREATMENT REQUESTED.

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2.1.4	An allowance of ** of fuel is included for approach and land at the destination airport.

2.1.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 2.1.3 above.

**

2.1.6	At the end of approach and land ** of fuel will remain in the tanks.

2.2	In carrying a fixed payload of ** over a still air stage distance of ** the guaranteed trip fuel will be not more than ** when operated under the conditions defined in Paragraph 2.1 above.

2.3	The Original A319 Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.3.1	The departure airport conditions are as described in Paragraph 1.3.3.

The destination airport conditions are such as to allow the required landing weight to be used without restriction. **

2.3.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **.

2.3.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** above the destination airport are conducted in **. Climb and descent profiles are respectively **Mach number and **.

2.3.4	An allowance of ** of fuel is included for approach and land at the destination airport.

2.3.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 2.3.3 above.

**

2.3.6	At the end of approach and land ** of fuel will remain in the tanks.

2.4	In carrying a fixed payload of ** over a still air stage distance of ** the guaranteed trip fuel will be not more than ** when operated under the conditions defined in Paragraph 2.3 above.

**	CONFIDENTIAL TREATMENT REQUESTED.

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2.5	The mission guarantees are based on a fixed Operating Weight Empty of **

3	MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weight Empty of **

This is the Manufacturer’s Weight Empty as defined in Section **, as amended as defined in the Preamble to this Letter Agreement and is subject to adjustment as defined in Paragraph 7.

4	NOISE

The Original A319 Aircraft will be certified in accordance with the requirements of **. This is applicable at maximum brake release gross weight of ** and at maximum landing gross weight of **

**

5	GUARANTEE CONDITIONS

5.1	The performance certification requirements for the Original A319 Aircraft, except where otherwise noted, will be as stated in Section **.

5.2	For the determination of FAR take-off performance a hard dry level runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to **, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results **

5.2.1	When establishing take-off and second segment performance **.

5.3	When establishing the approach and landing climb performance cabin **.

5.4	The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in ** and an average ventilation rate not less than the amount defined in **, but no air will be bled from the engines for anti-icing. All performance data are based upon normal air conditioning mode.

5.5	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section **. Cabin air conditioning management during performance demonstration as described in

**	CONFIDENTIAL TREATMENT REQUESTED.

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Paragraph 6.3 below may be such as to optimize the Original A319 Aircraft performance while meeting the **. Unless otherwise stated **.

5.6	The engines will be operated using not more than **.

5.7	Where applicable the Guarantees assume the use of an approved fuel having a density of **

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying airworthiness authority unless otherwise stated.

6.2	Compliance with the take-off, second segment, approach climb, en-route one engine inoperative climb, landing and external noise elements of the Guarantees will be demonstrated with reference to the approved flight manual.

6.3	Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying airworthiness authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A319 aircraft of the same aerodynamic configuration as the Original A319 Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty guarantee defined in Paragraph 3 will be demonstrated with reference to a weight compliance report.

**	CONFIDENTIAL TREATMENT REQUESTED.

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6.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

6.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at the Delivery of each of the Original A319 Aircraft.

6.8	Notwithstanding the provisions of the Agreement, the warranties contained in this Letter Agreement will apply with respect to defects resulting from non-compliance with the Guarantee, and be limited to those defects which become apparent within one (1) year after Delivery of the affected Original A319 Aircraft excepting those defects which are caused by engine deterioration. In the event such defects are discovered within one (1) year after Delivery of an Original A319 Aircraft, the Seller and the Buyer will agree on the procedure and location for new performance tests to be carried out with respect to such Original A319 Aircraft to determine whether such defects in fact exist.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Original A319 Aircraft configuration or performance or both required to obtain certification the Guarantees will be modified to reflect the effect of any such change on the weight or performance of the Original A319 Aircraft.

7.2	The Guarantees apply to the Original A319 Aircraft as described in the preamble to this Letter Agreement and will be further adjusted in the event of:
i)	Any further configuration change that is the subject of a SCN;

ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification;
The adjustment mechanism will be reviewed between the Buyer and the Seller and (i) reflect the weight and payload repercussions (if any) set forth in each individual SCN signed between the parties pursuant to the adjustment contemplated in this Paragraph 7, and (ii) use the same methodology and tolerances as used to compute the numbers set forth in this Guarantee.

**	CONFIDENTIAL TREATMENT REQUESTED.

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8	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

9	**

10	NEGOTIATED AGREEMENT

The Buyer and the Seller agree that this Letter Agreement has been the subject of discussion and negotiation by the parties and that other mutual agreements of the parties set forth in the Agreement and this Letter Agreement were arrived at in consideration of, inter alia, the provisions of this Letter Agreement specifically including Paragraphs 8 and 9 of this Letter Agreement.

11	ASSIGNMENT

Notwithstanding the provisions of Clause 20 or any other provision of the Agreement, the Buyer’s rights under this Guarantee are not transferable and shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise. Any assignment, sale, transfer or other alienation of the Buyer’s rights under this Guarantee with respect to any Original A319 Aircraft will, as to the Original A319 Aircraft involved, immediately void this Guarantee in its entirety.

12	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

**	CONFIDENTIAL TREATMENT REQUESTED.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy

Name: Thomas T. Weir		Name: John J. Leahy
Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

USA — Amended and Restated Airbus A320 Family Purchase Agreement	LA 8B-2
EXECUTION	PRIVILEGED AND CONFIDENTIAL

LETTER AGREEMENT NO. 8C-1
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281

Re:	A320-200 PERFORMANCE GUARANTEE FOR ORIGINAL A320 AIRCRAFT (IAE/77 METRIC TONS)
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A320 Family Purchase Agreement dated as of even date herewith, (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Original A320 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8C-1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Original A320 Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

**	Confidential Treatment Requested.

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PREAMBLE
The guarantees defined below (the “Guarantees”) are applicable to the A320-200 aircraft as described in the A320 Standard Specification **for:
(i)	the fitting of International Aero Engines V2527-A5 Propulsion Systems, and

(ii)	**
and without taking into account any further changes thereto as provided in the Agreement. The Guarantees assume execution of **
1.	GUARANTEED PERFORMANCE

1.1	Speed

Level flight speed at an Original A320 Aircraft gross weight of ** at a pressure altitude of ** using a thrust not exceeding maximum cruise thrust will not be less than a guaranteed true Mach number of **.

1.2	Specific Range

1.2.1	The nautical miles per pound of fuel at an Original A320 Aircraft gross weight of ** at a pressure altitude of ** at a true Mach number of ** will be not less than a guaranteed value of **

1.2.2	The nautical miles per pound of fuel at an Aircraft gross weight of ** at a pressure altitude of ** at a true Mach number of ** will be not less than a guaranteed value of **.

1.3	Take-off

1.3.1	FAR take-off field length at an Original A320 Aircraft gross weight of ** at the start of ground run at sea level pressure altitude in ** will be not more than a guaranteed value of **.

1.3.2	FAR take-off field length at an Original A320 Aircraft gross weight of ** at the start of ground run at sea level pressure altitude at an ambient temperature of ** will be not more than a guaranteed value of **

**	Confidential Treatment Requested.

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1.3.3	When operated under the following conditions **:

Pressure altitude:	*	*
Ambient temperature:	*	*
Take-off run available:	*	*
Take-off distance available:	*	*
Accelerate-stop distance available:	*	*
Slope:	*	*
Wind:	*	*
Obstacle (height and distance	*	*
from end of runway):	*	*
	*	*
the maximum permissible weight at the start of ground run will **

1.4	Second Segment Climb

The Original A320 Aircraft will **

1.5	Altitude Capability

At an Original A320 Aircraft gross weight of ** the Original A320 Aircraft will be capable of maintaining:
-	a rate of climb of **

-	**

-	a maneuver of **
at a guaranteed pressure altitude of not less than **

1.6	En-route One Engine Inoperative

The Original A320 Aircraft will **

1.7	Approach Climb

The Original A320 Aircraft will **

1.8	Landing Climb

FAR minimum landing climb gradient requirements using the landing flap configuration required to show compliance with Paragraph 1.9.1 will **

**	Confidential Treatment Requested.

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1.9	Landing Field Length

1.9.1	FAR certified dry landing field length at an Original A320 Aircraft gross weight of ** at sea level pressure altitude will not be more than a guaranteed value of **

1.9.2	When operated according to FAR regulations and under the following conditions **

Pressure altitude:	*	*
Ambient temperature:	*	*
Landing distance available:	*	*
Wind:	*	*

the maximum permissible landing weight will be **
2.	MISSION GUARANTEES

2.1	The Original A320 Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of ** when operated under the conditions defined below:

2.1.1	The departure airport conditions are as follows:

Pressure altitude:	*	*
Ambient temperature:	*	*
Take-off run available:	*	*
Take-off distance available:	*	*
Accelerate-stop distance available:	*	*
Slope:	*	*
Wind:	*	*
Obstacles (height and distance	*	*
from start of roll):	*	*
	*	*
**
2.1.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **

2.1.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at a pressure altitude of ** above the destination airport are conducted in **. Climb and descent profiles are respectively **Mach number and **.

2.1.4	An allowance of ** of fuel is included for approach and land at the destination airport.

**	Confidential Treatment Requested.

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2.1.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 2.1.3 above.

**

2.1.6	At the end of approach and land ** of fuel will remain in the tanks.

2.2	In carrying a fixed payload of ** over a still air stage distance of ** ** the guaranteed trip fuel will be not more than ** when operated under the conditions defined in Paragraph 2.1 above.

2.3	The Original A320 Aircraft will be capable of carrying a guaranteed payload of not less than **over a still air stage distance of **when operated under the conditions defined below:

2.3.1	The departure airport conditions are as described in Paragraph 1.3.3.

The destination airport conditions are such as to allow the required landing weight to be used without restriction. **

2.3.2	An allowance of ** of fuel is included for take-off and climb to **above the departure airport with acceleration to climb speed at an ambient temperature of **

2.3.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitudes of **above the destination airport are conducted in **. Climb and descent profiles are respectively **Mach number and **

2.3.4	An allowance of **of fuel is included for approach and land at the destination airport.

2.3.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 2.3.3 above.

**

2.3.6	At the end of approach and land **of fuel will remain in the tanks.

2.4	In carrying a fixed payload of ** over a still air stage distance of ** the guaranteed trip fuel will be not more than ** when operated under the conditions defined in Paragraph 2.3 above.

2.5	The mission guarantees are based on a fixed Operating Weight Empty of **

3.	MANUFACTURER’S WEIGHT EMPTY

**	Confidential Treatment Requested.

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The Seller guarantees a Manufacturer’s Weight Empty of **.

This is the Manufacturer’s Weight Empty as defined in Section **, as amended as defined in the Preamble to this Letter Agreement and is subject to adjustment as defined in Paragraph 7.

4.	NOISE

The Original A320 Aircraft shall be certified in accordance with the requirements of **, which is equivalent to **. This is applicable for approach at maximum brake release gross weight of ** and at maximum landing gross weight of **

**

5.	GUARANTEE CONDITIONS

5.1	The performance certification requirements for the Original A320 Aircraft, except where otherwise noted, will be as stated in Section **

5.2	For the determination of FAR take-off performance a hard dry level runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to **, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results **

5.2.1	When establishing take-off and second segment performance **

5.3	When establishing the approach and landing climb performance cabin **

5.4	The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in ** and an average ventilation rate not less than the amount defined in **, but no air will be bled from the engines for anti-icing. All performance data are based upon normal air conditioning mode.

5.5	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section **. Cabin air conditioning management during performance demonstration as described in Paragraph 6.3 below may be such as to optimize the Original A320 Aircraft performance while meeting **

5.6	The engines will be operated using not more than **

**	Confidential Treatment Requested.

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5.7	Where applicable the Guarantees assume the use of an approved fuel having a density of **

6.	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying airworthiness authority unless otherwise stated.

6.2	Compliance with the take-off, second segment, approach climb, en-route one engine inoperative climb, landing and external noise elements of the Guarantees will be demonstrated with reference to the approved flight manual.

6.3	Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying airworthiness authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A320 aircraft of the same aerodynamic configuration as the Original A320 Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty guarantee defined in Paragraph 3 will be demonstrated with reference to a weight compliance report.

6.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

6.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at the Delivery of each of the Original A320 Aircraft.

6.8	Notwithstanding the provisions of the Agreement, the warranties contained in this Letter Agreement will apply with respect to defects resulting from non-compliance with the Guarantee, and be limited to those defects which become apparent within one (1) year after Delivery of the affected Aircraft excepting those defects which are caused by engine deterioration. In the event such defects are discovered within one (1) year after Delivery of an Original A320 Aircraft the Seller and the Buyer will agree on the procedure and location for new performance tests to be carried out with respect to such Aircraft to determine whether such defects in fact exist.

7.	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to

**	Confidential Treatment Requested.

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the date of the Agreement and such Rule Change affects the Original A320 Aircraft configuration or performance or both required to obtain certification the Guarantees will be modified to reflect the effect of any such change on the weight or performance of the Original A320 Aircraft.

7.2	The Guarantees apply to the Original A320 Aircraft as described in the preamble to this Letter Agreement and will be further adjusted in the event of:
i)	Any further configuration change that is the subject of a SCN;

ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification;
The adjustment mechanism will be reviewed between the Buyer and the Seller and (i) reflect the weight and payload repercussions (if any) set forth in each individual SCN signed between the parties pursuant to the adjustment contemplated in this Paragraph 7, and (ii) use the same methodology and tolerances as used to compute the numbers set forth in this Guarantee.

8.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the A320 Standard Specification or any other document.

9.	**

**	Confidential Treatment Requested.

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10.	NEGOTIATED AGREEMENT

The Buyer and the Seller agree that this Letter Agreement has been the subject of discussion and negotiation by the parties and that other mutual agreements of the parties set forth in the Agreement and this Letter Agreement were arrived at in consideration of, inter alia, the provisions of this Letter Agreement specifically including Paragraphs 8 and 9 of this Letter Agreement.

11.	ASSIGNMENT

Notwithstanding the provisions of Clause 20 or any other provision of the Agreement, the Buyer’s rights under this Guarantee are not transferable and shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise. Any assignment, sale, transfer or other alienation of the Buyer’s rights under this Guarantee with respect to any Original A320 Aircraft will, as to the Original A320 Aircraft involved, immediately void this Guarantee in its entirety.

12.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

**	Confidential Treatment Requested.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.	AIRBUS S.A.S.

By: /s/ Thomas T. Weir	By: /s/ John J. Leahy
Name: Thomas T. Weir	Name: John J. Leahy
Title: Vice President and Treasurer	Title: Chief Operating Officer Customers

**	Confidential Treatment Requested.

USA — Amended and Restated Airbus A320 Family Aircraft Purchase Agreement	LA 8C-1
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LETTER AGREEMENT NO. 8C-2
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281

Re:	A320-200 PERFORMANCE GUARANTEE (CFM/77 METRIC TONS)
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Aircraft Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Original A320 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8C-2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Original A320 Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

**	Confidential Treatment Requested.

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PREAMBLE
The guarantees defined below (the “Guarantees”) are applicable to the A320-200 aircraft as described in the A320 Standard Specification ** for:
(i)	the fitting of CFM56-5B4/P Propulsion Systems, and

(ii)	**,
and without taking into account any further changes thereto as provided in the Agreement. The Guarantees assume execution **.
1.	GUARANTEED PERFORMANCE

1.1	Speed

Level flight speed at an Original A320 Aircraft gross weight of ** at a pressure altitude of ** using a thrust not exceeding maximum cruise thrust will not be less than a guaranteed true Mach number of **.

1.2	Specific Range

1.2.1	The nautical miles per pound of fuel at an Original A320 Aircraft gross weight of ** at a pressure altitude of ** conditions at a true Mach number of ** will be not less than a guaranteed value of **

1.2.2	The nautical miles per pound of fuel at an Aircraft gross weight of ** at a pressure altitude of ** conditions at a true Mach number of ** will be not less than a guaranteed value of **

1.3	Take-off

1.3.1	FAR take-off field length at an Original A320 Aircraft gross weight of ** at the start of ground run at sea level pressure altitude in ** conditions will be not more than a guaranteed value of **

1.3.2	FAR take-off field length at an Original A320 Aircraft gross weight of ** at the start of ground run at sea level pressure altitude at an ambient temperature of ** will be not more than a guaranteed value of **

1.3.3	When operated under the following conditions **:

Pressure altitude:	*	*
Ambient temperature:	*	*
Take-off run available:	*	*
Take-off distance available:	*	*
Accelerate-stop distance available:	*	*

**	Confidential Treatment Requested.

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Slope:	*	*
Wind:	*	*
Obstacle (height and distance from end of runway):	*	*
	*	*
	*	*
the maximum permissible weight at the start of ground run will **

1.4	Second Segment Climb

The Original A320 Aircraft will **.

1.5	Altitude Capability

At an Original A320 Aircraft gross weight of ** conditions the Original A320 Aircraft will be capable of maintaining:

-	a rate of climb of **,

-	**,

-	a maneuver of **

at a guaranteed pressure altitude of not less than **

1.6	En-route One Engine Inoperative

The Original A320 Aircraft will **.

1.7	Approach Climb

The Original A320 Aircraft will **

**	Confidential Treatment Requested.

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1.8	Landing Climb

FAR minimum landing climb gradient requirements using the landing flap configuration required to show compliance with Paragraph 1.9.1 will **.

1.9	Landing Field Length

1.9.1	FAR certified dry landing field length at an Original A320 Aircraft gross weight of ** at sea level pressure altitude will not be more than a guaranteed value of **.

1.9.2	When operated according to FAR regulations and under the following conditions **:

Pressure altitude:	*	*
Ambient temperature:	*	*
Landing distance available:	*	*
Wind:	*	*
the maximum permissible landing weight will be **

2.	MISSION GUARANTEES

2.1	The Original A320 Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of ** when operated under the conditions defined below:

2.1.1	The departure airport conditions are as follows:

Pressure altitude:	*	*
Ambient temperature:	*	*
Take-off run available:	*	*
Take-off distance available:	*	*
Accelerate-stop distance available:	*	*
Slope:	*	*
Wind:	*	*
Obstacles (height and distance	*	*
from start of roll):	*	*
	*	*
**

**	Confidential Treatment Requested.

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2.1.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **.

2.1.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at a pressure altitude of ** above the destination airport are conducted in **. Climb and descent profiles are respectively ** Mach number and **.

2.1.4	An allowance of ** of fuel is included for approach and land at the destination airport.

2.1.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 2.1.3 above.

**

2.1.6	At the end of approach and land ** of fuel will remain in the tanks.

2.2	In carrying a fixed payload of ** over a still air stage distance of ** the guaranteed trip fuel will be not more than ** when operated under the conditions defined in Paragraph 2.1 above.

2.3	The Original A320 Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of ** when operated under the conditions defined below:

2.3.1	The departure airport conditions are as described in Paragraph 1.3.3.

The destination airport conditions are such as to allow the required landing weight to be used without restriction. **

2.3.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **.

2.3.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitudes of ** above the destination airport are conducted in ** conditions. Climb and descent profiles are respectively ** Mach number and **.

2.3.4	An allowance of ** of fuel is included for approach and land at the destination airport.

2.3.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Paragraph 2.3.3 above.

**

**	Confidential Treatment Requested.

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2.3.6	At the end of approach and land ** of fuel will remain in the tanks.

2.4	In carrying a fixed payload of ** over a still air stage distance of ** the guaranteed trip fuel will be not more than ** when operated under the conditions defined in Paragraph 2.3 above.

2.5	The mission guarantees are based on a fixed Operating Weight Empty of **

3.	MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weight Empty of **

This is the Manufacturer’s Weight Empty as defined in Section **, as amended as defined in the Preamble to this Letter Agreement and is subject to adjustment as defined in Paragraph 7.

4.	NOISE

The Original A320 Aircraft shall be certified in accordance with the requirements of ** which is equivalent to **. This is applicable at maximum brake release gross weight of ** and at maximum landing gross weight of **.

**

**	Confidential Treatment Requested.

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5.	GUARANTEE CONDITIONS

5.1	The performance certification requirements for the Original A320 Aircraft, except where otherwise noted, will be as stated in Section **.

5.2	For the determination of FAR take-off performance a hard dry level runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to **, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results **.

5.2.1	When establishing take-off and second segment performance **.

5.3	When establishing the approach and landing climb performance cabin **.

5.4	The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in ** and an average ventilation rate not less than the amount defined in the **, but no air will be bled from the engines for anti-icing. All performance data are based upon normal air conditioning mode.

5.5	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section **. Cabin air conditioning management during performance demonstration as described in Paragraph 6.3 below may be such as to optimize the Original A320 Aircraft performance while meeting **. Unless otherwise stated **.

5.6	The engines will be operated using not more than **.

5.7	Where applicable the Guarantees assume the use of an approved fuel having a density of **

6.	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying airworthiness authority unless otherwise stated.

**	Confidential Treatment Requested.

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6.2	Compliance with the take-off, second segment, approach climb, en-route one engine inoperative climb, landing and external noise elements of the Guarantees will be demonstrated with reference to the approved flight manual.

6.3	Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying airworthiness authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A320 aircraft of the same aerodynamic configuration as the Original A320 Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty guarantee defined in Paragraph 3 will be demonstrated with reference to a weight compliance report.

6.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

6.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at the Delivery of each of the Original A320 Aircraft.

6.8	Notwithstanding the provisions of the Agreement, the warranties contained in this Letter Agreement will apply with respect to defects resulting from non-compliance with the Guarantee, and be limited to those defects which become apparent within one (1) year after Delivery of the affected Aircraft excepting those defects which are caused by engine deterioration. In the event such defects are discovered within one (1) year after Delivery of an Original A320 Aircraft the Seller and the Buyer will agree on the procedure and location for new performance tests to be carried out with respect to such Aircraft to determine whether such defects in fact exist.

7.	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Original A320 Aircraft configuration or performance or both required to obtain certification the Guarantees will be modified to reflect the effect of any such change on the weight or performance of the Original A320 Aircraft.

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7.2	The Guarantees apply to the Original A320 Aircraft as described in the preamble to this Letter Agreement and will be further adjusted in the event of:
i)	Any further configuration change that is the subject of a SCN;

ii)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification;
The adjustment mechanism will be reviewed between the Buyer and the Seller and (i) reflect the weight and payload repercussions (if any) set forth in each individual SCN signed between the parties pursuant to the adjustment contemplated in this Paragraph 7, and (ii) use the same methodology and tolerances as used to compute the numbers set forth in this Guarantee.

8.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the A320 Standard Specification or any other document.

9.	**

10.	NEGOTIATED AGREEMENT

The Buyer and the Seller agree that this Letter Agreement has been the subject of discussion and negotiation by the parties and that other mutual agreements of the parties set forth in the Agreement and this Letter Agreement were arrived at in consideration of, inter alia, the provisions of this Letter Agreement specifically including Paragraphs 8 and 9 of this Letter Agreement.

11.	ASSIGNMENT

Notwithstanding the provisions of Clause 20 or any other provision of the Agreement, the Buyer’s rights under this Guarantee are not transferable and shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise. Any assignment, sale, transfer or other alienation of the Buyer’s rights under this Guarantee with respect to any Original A320 Aircraft will, as to the Original A320 Aircraft involved, immediately void this Guarantee in its entirety.

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12.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.	AIRBUS S.A.S.

By: /s/ Thomas T. Weir Name: Thomas T. Weir	By: /s/ John J. Leahy Name: John J. Leahy
Title: Vice President and Treasurer	Title: Chief Operating Officer Customers

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LETTER AGREEMENT NO. 8D-1
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re: A321-231 PERFORMANCE GUARANTEES (IAE/ 93 METRIC TONS)
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A320 Family Aircraft Purchase Agreement (the “Agreement”) dated as of the date hereof, which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Original A321 Aircraft, under the terms and conditions set forth in said Agreement, the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8D-1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Original A321 Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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PREAMBLE
The guarantees defined below (the “Guarantees”) are applicable to the Original A321 Aircraft as described in the Technical Specification ** for:
(i)	the fitting of International Aero Engines V2533-A5 Propulsion Systems

(ii)	**

(iii)	**
and without taking into account any further changes thereto as provided in the Agreement. The Guarantees are contingent upon signature by the Buyer and the Seller **
1	GUARANTEED PERFORMANCE

1.1	Speed

Level flight speed at an Aircraft gross weight of ** at a pressure altitude of ** using a thrust not exceeding maximum cruise thrust shall not be less than a guaranteed true Mach number of **.

1.2	Specific Range

1.2.1	The nautical miles per pound of fuel at an Aircraft gross weight of ** at a pressure altitude of ** conditions at a true Mach number of ** shall be not less than a guaranteed value of **

1.2.2	The nautical miles per pound of fuel at an Aircraft gross weight of ** at a pressure altitude of ** conditions at a true Mach number of ** shall be not less than a guaranteed value of **

1.3	Take-off

1.3.1	FAR take-off field length at an Aircraft gross weight of ** at the start of ground run at sea level pressure altitude in ** conditions shall be not more than a guaranteed value of **

1.3.2	FAR take-off field length at an Aircraft gross weight of ** at the start of ground run at sea level pressure altitude at an ambient temperature of ** shall be not more than a guaranteed value of **.

1.3.3	When operated under the following conditions ** using the Take-Off Thrust Bump specified in the preamble hereof:

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Pressure altitude:	**
Ambient temperature:	**
Take-off run available (“TOR”):	**
Take-off distance available:	**
Accelerate-stop distance available:	**
Slope:	**
Wind:	**
Obstacles :	**
Height/distance from end of TOR:	**
the maximum permissible weight at the start of ground run shall **
1.3.4	When operated under the following conditions ** using the Take-Off Thrust Bump specified in the preamble hereof:

Pressure altitude:	**
Ambient temperature:	**
Take-off run available (“TOR”):	**
Take-off distance available:	**
Accelerate-stop distance available: Slope:	** **
Wind:	**
Obstacles:	**
Height/distance from end of TOR:	**
**
**
the maximum permissible weight at the start of ground run shall **.

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1.4	Second Segment Climb

The Aircraft shall meet **

1.5	Altitude Capability

At an Aircraft gross weight of ** conditions the Aircraft will be capable of maintaining:
–	a rate of climb of **

–	level flight at **

–	a maneuver of **
at a guaranteed pressure altitude of not less than **
1.6	En-route One Engine Inoperative

The Aircraft shall **

1.7	Approach Climb

The Aircraft shall **

1.8	Landing Climb

FAR minimum landing climb gradient requirements using the landing flap configuration required to show compliance with Subparagraph 1.9.1 shall **

1.9	Landing Field Length

1.9.1	FAR certified dry landing field length at an Aircraft gross weight of ** at sea level pressure altitude shall not be more than a guaranteed value of **

1.9.2	When operated according to FAR regulations and under the following conditions **

Pressure altitude:	**
Ambient temperature:	**
Landing distance available:	**
Wind:	**
the maximum permissible landing weight shall be **

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2	MISSION GUARANTEES
2.1	The Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.1.1	The departure airport conditions are as follows:

Pressure altitude:	**
Ambient temperature:	**
Take-off run available:	**
Take-off distance available:	**
Accelerate-stop distance available:	**
Slope:	**
Wind:	**
Obstacles (height and distance	**
from start of roll):	**
**
The destination airport conditions are such as to allow the required landing weight to be used without restriction. **

2.1.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **.

2.1.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of **at pressure altitudes of ** above the destination airport are conducted in **. Climb and descent profiles are respectively **number **

2.1.4	An allowance of ** of fuel is included for approach and land at the destination airport.

2.1.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.1.3 above.

**

2.1.6	At the end of approach and land ** of fuel will remain in the tanks.

2.2	In carrying a fixed payload of ** over a still air stage distance of ** the guaranteed trip fuel shall be not more than ** when operated under the conditions defined in Subparagraph 2.1 above.

2.3	The Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still

**	Confidential Treatment Requested.

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air stage distance of ** when operated under the conditions defined below:

2.3.1	The departure airport conditions are as defined in Subparagraph 1.3.3 above.

The destination airport conditions are such as to allow the required landing weight to be used without restriction. **

2.3.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **

2.3.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at a pressure altitude of ** above the destination airport are conducted in **. Climb and descent profiles are respectively **Mach number **.

2.3.4	An allowance of **of fuel is included for approach and land at the destination airport.

2.3.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.3.3 above.

**

2.3.6	At the end of approach and land ** of fuel will remain in the tanks.

2.4	In carrying a fixed payload of ** over a still air stage distance of **the guaranteed trip fuel shall be not more than **when operated under the conditions defined in Subparagraph 2.3 above.

2.5	The Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.5.1	The departure airport conditions are as defined in Subparagraph 1.3.4 above.

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is **

2.5.2	An allowance of ** of fuel is included for take-off and climb to **above the departure airport with acceleration to climb speed at an ambient temperature of **

2.5.3	Climb from **above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of **at a pressure altitude of **above the destination airport are conducted in **. Climb and descent profiles are respectively **

2.5.4	An allowance of ** of fuel is included for approach and land at the destination airport.

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2.5.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.5.3 above.

**

2.5.6	At the end of approach and land ** of fuel will remain in the tanks.

2.6	In carrying a fixed payload of ** over a still air stage distance of ** the guaranteed trip fuel shall be not more than ** when operated under the conditions defined in Subparagraph 2.5 above.

2.7	The mission guarantees are based on ** (For information only a Weight Breakdown is provided in Appendix A hereto).

3	MANUFACTURER’S WEIGHT EMPTY

The Seller guarantees a Manufacturer’s Weight Empty of **

This is the Manufacturer’s Weight Empty as defined in Section **, as amended as defined in the Preamble to this Letter Agreement and is subject to adjustment as defined in Subparagraph 7.2.

For clarification it is reminded that the Manufacturer’s Weight Empty includes the weights of the provisions for the installation of the Additional Center Tanks but does not include the weights of the Additional Center Tanks.

4	NOISE

The Aircraft shall be certified in accordance with the requirements of **, which is equivalent to **. This is applicable for approach at maximum take off weight of **and at maximum landing weight of **

**

5	GUARANTEE CONDITIONS

5.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section **

5.2	For the determination of FAR take-off performance a hard dry level runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to **, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the

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conditions liable to provide the best results **

5.2.1	When establishing take-off and second segment performance **

5.3	When establishing the approach and landing climb performance cabin **

5.4	The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in **and an average ventilation rate not less than the amount defined in the **, but no air will be bled from the engines for anti-icing. All performance data are based on Normal air conditioning mode.

5.5	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section **. Cabin air conditioning management during performance demonstration as described in Subparagraph 6.3 below may be such as to optimize the Aircraft performance while meeting **Unless otherwise stated **

5.6	The engines will be operated using not more than **

5.7	Where applicable the Guarantees assume the use of an approved fuel having a density of **

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying airworthiness authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off, second segment, approach climb, en-route one engine inoperative climb, landing and external noise elements of the Guarantees will be demonstrated with reference to the approved flight manual.

6.3	Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying airworthiness authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A321-200 aircraft of the same aerodynamic configuration as the Aircraft and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty guarantee defined in Paragraph 3 will be demonstrated with reference to a weight compliance report.

**	Confidential Treatment Requested.

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6.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

6.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at the delivery of each of the Aircraft.

6.8	Notwithstanding the provisions of the Agreement, the warranties contained in this Letter Agreement will apply with respect to defects resulting from non-compliance with the Guarantees, and be limited to those defects which become apparent within one (1) year after delivery of the affected Aircraft excepting those defects which are caused by engine deterioration. In the event such defects are discovered within one (1) year after delivery of an Aircraft the Seller and the Buyer will agree on the procedure and location for new performance tests to be carried out with respect to such Aircraft to determine whether such defects in fact exist.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Amendment and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change on the weight or performance of the Aircraft.

7.2	The Guarantees apply to the Aircraft as described in the Preamble to this Letter Agreement and will be further adjusted in the event of:
i)	Any further configuration change which is the subject of a SCN;

ii)	Variation in actual weights of items defined in Section 13-10 of the A321-200 Standard Specification.
The adjustment mechanism will be reviewed between the Buyer and the Seller and (i) reflect the weight and payload repercussions (if any) set forth in each individual SCN signed between the parties pursuant to the adjustment contemplated in this Paragraph 7 and (ii) use the same methodology and tolerances as used to compute the numbers set forth herein.
8 EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the A321-200 Standard Specification or any other document.

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9	**

10	NEGOTIATED AGREEMENT

The Buyer and the Seller agree that this Letter Agreement has been the subject of discussion and negotiation by the parties and that other mutual agreements of the parties set forth in the Agreement and this Letter Agreement were arrived at in consideration of, inter alia, the provisions of this Letter Agreement specifically including Paragraphs 8 and 9 of this Letter Agreement.

11	ASSIGNMENT

Notwithstanding the provisions of Clause 20 or any other provision of the Agreement, the Buyer’s rights under this Guarantee are not transferable and shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise. Any assignment, sale, transfer or other alienation of the Buyer’s rights under this Guarantee with respect to any Original A321 Aircraft will, as to the Original A321 Aircraft involved, immediately void this Guarantee in its entirety.

12.	COUNTERPARTS

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This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

**	Confidential Treatment Requested.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy
	Name: Thomas T. Weir		Name: John J. Leahy
	Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

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APPENDIX A to LETTER AGREEMENT No. 8D-1
**

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LETTER AGREEMENT NO. 8D-2
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re: A321-211 PERFORMANCE GUARANTEES (CFM/ 93 METRIC TONS)
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Aircraft Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Original A321 Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8D-2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Original A321 Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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    PREAMBLE
The guarantees defined below (the “Guarantees”) are applicable to the Original A321 Aircraft as described in the Technical Specification ** for:
(i)	the fitting of CFM56-5B3/P Propulsion Systems

(ii)	**

(iii)	the installation of ** and without taking into account any further changes thereto as provided in the Agreement. The Guarantees are contingent upon signature by the Buyer and the **.
1	GUARANTEED PERFORMANCE

1.1	Speed

Level flight speed at an Aircraft gross weight of ** at a pressure altitude of ** using a thrust not exceeding maximum cruise thrust shall not be less than a guaranteed true Mach number of **.

1.2	Specific Range

1.2.1	The nautical miles per pound of fuel at an Aircraft gross weight of ** at a pressure altitude of ** conditions at a true Mach number of ** shall be not less than a guaranteed value of **.

1.2.2	The nautical miles per pound of fuel at an Aircraft gross weight of ** at a pressure altitude of ** conditions at a true Mach number of ** shall be not less than a guaranteed value of **

1.3	Take-off

1.3.1	FAR take-off field length at an Aircraft gross weight of ** at the start of ground run at sea level pressure altitude in ** conditions shall be not more than a guaranteed value of **

1.3.2	FAR take-off field length at an Aircraft gross weight of ** at the start of ground run at sea level pressure altitude at an ambient temperature of ** shall be not more than a guaranteed value of **

1.3.3	When operated under the following conditions ** using the Take-Off Thrust Bump specified in the preamble hereof:

Pressure altitude:	**
Ambient temperature:	**
Take-off run available (“TOR”):	**

**	CONFIDENTIAL TREATMENT REQUESTED.

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Take-off distance available:	**
Accelerate-stop distance available:	**
Slope:	**
Wind: Obstacles :	** **
Height/distance from end of TOR:	**
the maximum permissible weight at the start of ground run shall **
1.3.4	When operated under the following conditions **using the Take-Off Thrust Bump specified in the preamble hereof:

Pressure altitude:	**
Ambient temperature:	**
Take-off run available (“TOR”):	**
Take-off distance available:	**
Accelerate-stop distance available:	**
Slope:	**
Wind:	**
Obstacles:	**
Height/distance from end of TOR:	**

the maximum permissible weight at the start of ground run shall **

**	CONFIDENTIAL TREATMENT REQUESTED.

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1.4	Second Segment Climb

The Aircraft shall **.

1.5	Altitude Capability

At an Aircraft gross weight of ** conditions the Aircraft will be capable of maintaining:
-	a rate of climb of **,

-	level flight at **,

-	a maneuver of **
at a guaranteed pressure altitude of not less than **
1.6	En-route One Engine Inoperative

The Aircraft shall **

1.7	Approach Climb

The Aircraft shall **

1.8	Landing Climb

FAR minimum landing climb gradient requirements using the landing flap configuration required to show compliance with Subparagraph 1.9.1 shall **

**	CONFIDENTIAL TREATMENT REQUESTED.

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1.9	Landing Field Length

1.9.1	FAR certified dry landing field length at an Aircraft gross weight of ** at sea level pressure altitude shall not be more than a guaranteed value of **

1.9.2	When operated according to FAR regulations and under the following conditions **:

Pressure altitude:	**
Ambient temperature:	**
Landing distance available:	**
Wind:	**
the maximum permissible landing weight shall be **

2	MISSION GUARANTEES

2.1	The Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of ** when operated under the conditions defined below:

2.1.1	The departure airport conditions are as follows:

Pressure altitude:	**
Ambient temperature:	**
Take-off run available:	**
Take-off distance available:	**
Accelerate-stop distance available:	**
Slope:	**
Wind:	**
Obstacles (height and distance	**
from start of roll):	**
**
The destination airport conditions are such as to allow the required landing weight to be used without restriction. **

2.1.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **

**	CONFIDENTIAL TREATMENT REQUESTED.

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2.1.3	Climb from **above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitudes of ** above the destination airport are conducted in **. Climb and descent profiles are respectively **.

2.1.4	An allowance of **of fuel is included for approach and land at the destination airport.

2.1.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.1.3 above.

**

2.1.6	At the end of approach and land ** of fuel will remain in the tanks.

2.2	In carrying a fixed payload of ** over a still air stage distance of ** the guaranteed trip fuel shall be not more than ** when operated under the conditions defined in Subparagraph 2.1 above.

2.3	The Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of ** when operated under the conditions defined below:

2.3.1	The departure airport conditions are as defined in Subparagraph 1.3.3 above.

**

2.3.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **.

2.3.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at a pressure altitude of ** above the destination airport are conducted in **. Climb and descent profiles are respectively **.

2.3.4	An allowance of ** of fuel is included for approach and land at the destination airport.

**	CONFIDENTIAL TREATMENT REQUESTED.

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2.3.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.3.3 above.

**

2.3.6	At the end of approach and land ** of fuel will remain in the tanks.

2.4	In carrying a fixed payload of ** over a still air stage distance of ** the guaranteed trip fuel shall be not more than ** when operated under the conditions defined in Subparagraph 2.3 above.

2.5	The Aircraft will be capable of carrying a guaranteed payload of ** over a still air stage distance of ** when operated under the conditions defined below:

2.5.1	The departure airport conditions are as defined in Subparagraph 1.3.4 above.

**

2.5.2	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport with acceleration to climb speed at an ambient temperature of **.

2.5.3	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at a pressure altitude of ** the destination airport are conducted in **. Climb and descent profiles are respectively **.

2.5.4	An allowance of **of fuel is included for approach and land at the destination airport.

2.5.5	Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.5.3 above.

**

2.5.6	At the end of approach and land ** of fuel will remain in the tanks.

2.6	In carrying a fixed payload of ** over a still air stage distance of **the guaranteed trip fuel shall be not more than ** when operated under the conditions defined in Subparagraph 2.5 above.

2.7	The mission guarantees are based on a fixed Operating Weight Empty of ** (For information only a Weight Breakdown is provided in Appendix A hereto).

3	MANUFACTURER’S WEIGHT EMPTY

**	CONFIDENTIAL TREATMENT REQUESTED.

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The Seller guarantees a Manufacturer’s Weight Empty of **

This is the Manufacturer’s Weight Empty as defined in Section **, as amended as defined in the Preamble to this Letter Agreement and is subject to adjustment as defined in Subparagraph 7.2.

For clarification it is reminded that the Manufacturer’s Weight Empty includes the weights of the provisions for **.

4	NOISE

The Aircraft shall be certified in accordance with the requirements of **, which is equivalent to **.This is applicable for approach at maximum take off weight of 205,030 lb and at maximum landing weight of **

**

5	GUARANTEE CONDITIONS

5.1	The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section **.

5.2	For the determination of FAR take-off performance a hard dry level runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to **, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results **.

5.2.1	When establishing take-off and second segment performance **.

5.3	When establishing the approach and landing climb performance cabin **.

5.4	The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in ** and an average ventilation rate not less than the amount defined in the **, but no air will be bled from the engines for anti-icing. All performance data are based on Normal air conditioning mode.

5.5	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section **. Cabin air conditioning management during performance demonstration as described in Subparagraph

**	CONFIDENTIAL TREATMENT REQUESTED.

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       6.3 below may be such as to optimize the Aircraft performance while meeting **. Unless otherwise stated **.
5.6	The engines will be operated using not more than **.

5.7	Where applicable the Guarantees assume the use of an approved fuel having a density of **.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying airworthiness authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off, second segment, approach climb, en-route one engine inoperative climb, landing and external noise elements of the Guarantees will be demonstrated with reference to the approved flight manual.

6.3	Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying airworthiness authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A321-200 aircraft of the same aerodynamic configuration as the Aircraft and incorporated in the In-Flight Performance Program and data bases (the “IFP”) appropriate to the Aircraft.

**	CONFIDENTIAL TREATMENT REQUESTED.

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6.4	Compliance with the Manufacturer’s Weight Empty guarantee defined in Paragraph 3 will be demonstrated with reference to a weight compliance report.

6.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

6.7	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at the delivery of each of the Aircraft.

6.8	Notwithstanding the provisions of the Agreement, the warranties contained in this Letter Agreement will apply with respect to defects resulting from non-compliance with the Guarantees, and be limited to those defects which become apparent within one (1) year after delivery of the affected Aircraft excepting those defects which are caused by engine deterioration. In the event such defects are discovered within one (1) year after delivery of an Aircraft the Seller and the Buyer will agree on the procedure and location for new performance tests to be carried out with respect to such Aircraft to determine whether such defects in fact exist.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Amendment and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change on the weight or performance of the Aircraft.

7.2	The Guarantees apply to the Aircraft as described in the Preamble to this Letter Agreement and will be further adjusted in the event of:
i)	Any further configuration change which is the subject of a SCN;

ii)	Variation in actual weights of items defined in Section 13-10 of the A321-200 Standard Specification.
The adjustment mechanism will be reviewed between the Buyer and the Seller and (i) reflect the weight and payload repercussions (if any) set forth in each individual SCN signed between the parties pursuant to the adjustment contemplated in this Paragraph 7 and (ii) use the same methodology and tolerances as used to compute the numbers set forth herein.

**	CONFIDENTIAL TREATMENT REQUESTED.

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8	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the A321-200 Standard Specification or any other document.

9	**

10	NEGOTIATED AGREEMENT

The Buyer and the Seller agree that this Letter Agreement has been the subject of discussion and negotiation by the parties and that other mutual agreements of the parties set forth in the Agreement and this Letter Agreement were arrived at in consideration of, inter alia, the provisions of this Letter Agreement specifically including Paragraphs 8 and 9 of this Letter Agreement.

11	ASSIGNMENT

Notwithstanding the provisions of Clause 20 or any other provision of the Agreement, the Buyer’s rights under this Guarantee are not transferable and shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise. Any assignment, sale, transfer or other alienation of the Buyer’s rights under this Guarantee with respect to any Original A321 Aircraft will, as to the Original A321 Aircraft involved, immediately void this Guarantee in its entirety.

**	CONFIDENTIAL TREATMENT REQUESTED.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy

	Name: Thomas T. Weir		Name: John J. Leahy
	Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

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APPENDIX A to LETTER AGREEMENT No. 8D-2
**

**	CONFIDENTIAL TREATMENT REQUESTED.

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LETTER AGREEMENT NO. 8E-1
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281

Re:	A320-232 (IAE Powered) PERFORMANCE GUARANTEES
(78 METRIC TONS)
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A320 Family Purchase Agreement dated as of even date herewith, (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain New A320 (IAE Powered) Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8E-1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the New A320 (IAE Powered) Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

**	Confidential Treatment Requested.

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PREAMBLE
The guarantees defined below (“the Guarantees”) are applicable to the New A320 (IAE Powered) Aircraft as described in the Technical Specification ** for:
a)	**
b)	The fitting of International Aero Engines V2527-A5 propulsion system and without taking into account any further changes thereto as provided in the Agreement.
All Guarantees specified in this document are **

1	GUARANTEED PERFORMANCE

1.1	Take-off

1.1.1	FAR take-off field length at an New A320 (IAE Powered) Aircraft gross weight of **at the start of TORA at sea level pressure altitude in ** conditions shall be not more than a guaranteed value of **.

1.1.2	When operated under the following conditions **:

Pressure altitude	: **
Ambient temperature	: **
Take-off run available (TORA)	: **
Take-off distance available	: **
Accelerate-stop distance available	: **
Slope	: **
Wind	: **
Line-up allowance TOD	: **
Line-up allowance ASD	: **
Obstacles (height and distance	: **
from end of TORA)	: **
: **
: **
: **
: **
: **
the maximum permissible weight at the start of TORA shall **

1.1.3	When operated under the following conditions **:

**	Confidential Treatment Requested.

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Pressure altitude	: **
Ambient temperature	: **
Take-off run available (TORA)	: **
Take-off distance available	: **
Accelerate-stop distance available	: **
Slope	: **
Wind	: **
Line-up allowance TOD	: **
Line-up allowance ASD	: **
Obstacles (height and distance	: **
from end of TORA)	: **
: **
: **
: **
: **
: **
: **
: **
the maximum permissible weight at the start of TORA shall **
1.2	Second Segment
The New A320 (IAE Powered) Aircraft shall **
1.3	Landing Field Length
FAR certified dry landing field length at an New A320 (IAE Powered) Aircraft gross weight of **at sea level pressure altitude shall be not more than **.
1.4	Specific Range

1.4.1	The nautical miles per pound of fuel at an New A320 (IAE Powered) Aircraft gross weight of ** at a pressure altitude of ** conditions at a true Mach number of ** shall be not less than a guaranteed value of **.

1.4.2	The nautical miles per pound of fuel at an New A320 (IAE Powered) Aircraft gross weight of ** at a pressure altitude of ** conditions at a true Mach number of ** shall be not less than a guaranteed value of **.

2	MISSION GUARANTEES

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2.1	The New A320 (IAE Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.1.1	The departure airport conditions **are as follows:

Pressure altitude Ambient temperature Take-off run available (TORA) Take-off distance available Accelerate-stop distance available Slope Wind Line-up allowance TOD Line-up allowance ASD	: ** : ** : ** : ** : ** : ** : ** : ** : **
Obstacles (height and distance from end of TORA)	: ** : ** : ** : ** : **
The destination airport conditions are such as to allow the required landing weight to be used without restriction. **
2.1.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.1.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at **

2.1.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of **at pressure altitudes of ** above the destination airport are conducted in ** conditions. Climb and descent speeds **

2.1.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.1.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.1.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.1.4 above.

**

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2.1.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:
1)	**

2)	**

3)	**
2.2	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.1 the Block Fuel shall be not more than a guaranteed value of **.

2.3	The New A320 (IAE Powered) Aircraft will be capable of carrying a ** over a still air stage distance of **when operated under the conditions defined below:

2.3.1	The departure airport conditions are as described in paragraph 2.1.1.

**

2.3.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.3.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.3.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of **at pressure altitudes of ** above the destination airport are conducted in ** conditions. Climb and descent speeds **

2.3.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.3.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.3.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.3.4 above.

**

2.3.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:
1)	**

2)	**

3)	**

**	Confidential Treatment Requested.

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2.4	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.3 the Block Fuel shall be not more than a guaranteed value of **.

2.5	The New A320 (IAE Powered) Aircraft will be capable of carrying a guaranteed payload of ** when operated under the conditions defined below:

2.5.1	The departure airport conditions are as described in paragraph 2.1.1.

**

2.5.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.5.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.5.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of **at pressure altitudes of ** above the destination airport are conducted in ** conditions. Climb and descent speeds below **

2.5.5	**

2.5.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.5.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.5.4 above.

**

2.5.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:
1)	**

2)	**

3)	**
2.6	In carrying a fixed payload of ** over a still air stage distance of ** when operated under the conditions defined in paragraph 2.5 the Block Fuel shall be not more than a guaranteed value of **

2.7	**

3	MANUFACTURER’S WEIGHT EMPTY

**	Confidential Treatment Requested.

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3.1	The Seller guarantees a Manufacturer’s Weight Empty of **

3.2	For the purpose of this paragraph 3 the Manufacturer’s Weight Empty is the Manufacturer’s Weight Empty defined in Section **as defined in the Preamble to this Letter Agreement and is subject to adjustment as defined in paragraph 7.2.

**

4	NOISE

4.1	Exterior Noise

For the purpose of the exterior noise guarantees of paragraphs 4.1.1, 4.1.2 and 4.1.3 no thrust BUMP for take-off is assumed.

4.1.1	Noise Certification

The A320-232 powered by V2527-A5 engines at a ** and a ** shall be certified in accordance with the requirements of **

4.1.2	**

4.1.3	**

4.2	Interior Noise

4.2.1	Interior Noise on Ground

4.2.1.2	Cockpit

During ground operation, with the APU and the air conditioning in normal operation and passenger doors closed, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) in the cockpit shall be as follows:

Guarantee
SPL [dB(A)]	*	*
SIL [dB]	*	*
Noise level shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

4.2.1.2	Cabin

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During ground operation, with the APU and the air conditioning in normal operation and passenger doors open or closed, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) in the passenger seated area shall be as follows:

**	Confidential Treatment Requested.

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Guarantee
Passenger seated area	SPL[dB(A)]	*	*
	SIL [dB]	*	*
4.2.2	Interior Noise in Flight

4.2.2.1	Cockpit

At a pressure altitude of ** and a true Mach number of ** in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
SPL [dB(A)]	*	*
SIL [dB]	*	*
Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

4.2.2.2	Cabin

At a pressure altitude of ** and a true Mach number of ** in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
Front 40% of passenger seated area	SPL [dB(A)]	*	*
	SIL [dB]	*	*
Remaining 60 % of passenger seated area	SPL [dB(A)]	*	*
	SIL [dB]	*	*
Noise levels shall be measured at a height of ** above the passenger compartment floor on the aisle center lines in the passenger seated area.

**	Confidential Treatment Requested.

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5	GUARANTEE CONDITIONS

5.1	The performance and noise certification requirements for the A320 (IAE Powered) aircraft, except where otherwise noted, will be as stated in **

5.2	For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, no line-up allowances, zero wind, atmosphere according to **, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results **

5.2.1	When establishing take-off and second segment performance **

5.3	The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in ** and an average ventilation rate not less than the amount defined in the ** but no air will be bled from the engines for anti-icing.

5.4	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section **Cabin air conditioning management during performance demonstration as described in paragraph 6.3 below may be such as to optimize the New A320 (IAE Powered) Aircraft performance while meeting ** Unless otherwise stated **

5.5	The engines will be operated using not more than **

5.6	Where applicable the Guarantees assume the use of an approved fuel having a density of **

5.7	Loading restrictions may **

5.8	Speech interference level (SIL) is defined **

5.9	All guaranteed interior noise levels refer to an aircraft with standard acoustic insulation, an interior completely furnished and equipped with standard cloth seats. The effect of Buyer furnished equipment other than standard passenger cloth seats (standard seats or acoustically equivalent) shall be the responsibility of the Buyer **

Effects on noise of Buyer furnished equipment and installations by or on behalf of the Buyer are not covered by this guarantee.

6	GUARANTEE COMPLIANCE

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6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees defined in paragraphs 1 and 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A320 (IAE Powered) aircraft of the same aerodynamic configuration as those New A320 (IAE Powered) Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (the “IFP”) appropriate to the New A320 (IAE Powered) Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty guarantee defined in paragraph 3 shall be demonstrated with reference to a weight compliance report.

6.5	The approved aircraft flight manual shall be used to demonstrate compliance with the certification noise levels guarantees (paragraph 4.1.1).

6.6	FAA Advisory Circular 36-3H dated 25 April 2002 shall be used to demonstrate compliance with the guarantee in paragraph 4.1.2.

6.7	The Airbus Noise Level Computation program will be used to demonstrate compliance with the guarantee in paragraph 4.1.3.

6.8	Compliance with the interior noise guarantees shall be demonstrated with reference to noise surveys conducted on one (or more) aircraft at the Seller’s discretion of an acoustically equivalent standard to those A320-232 aircraft purchased by the Buyer. Data derived from flight tests and noise surveys shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices.

6.9	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

6.10	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s New A320 (IAE Powered) Aircraft.

7	ADJUSTMENT OF GUARANTEES

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7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“rule change”) by any governmental agency made subsequent to the date of the Agreement and such rule change affects the New A320 (IAE Powered) Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

7.2	The Guarantees apply to the New A320 (IAE Powered) Aircraft as described in the Preamble to this Letter Agreement and may be adjusted in the event of:
a)	Any further configuration change which is the subject of a SCN

b)	Variation in actual weights of items defined in Section 13-10 of the Specification

c)	Changes required to obtain certification which cause changes to the performance or weight of the New A320 (IAE Powered) Aircraft
8	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

9	**

10.	TRANSFERABILITY

Notwithstanding the provisions of Clause 20 or any other provision of the Agreement, the Buyer’s rights under this Guarantee are not transferable and shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise. Any assignment, sale, transfer or other alienation of the Buyer’s rights under this Guarantee with respect to any New A320 (IAE Powered) Aircraft will, as to the New A320 (IAE Powered) Aircraft involved, immediately void this Guarantee in its entirety.

11.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy
	Name: Thomas T. Weir		Name: John J. Leahy
	Title: Vice President and Treasurer		Title: Chief Operating Officer
Customers

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APPENDIX A
**

**	Confidential Treatment Requested.

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LETTER AGREEMENT NO. 8E-2
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281

Re:	A320-214 (CFM Powered) PERFORMANCE GUARANTEES
(78 METRIC TONS)
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A320 Family Purchase Agreement dated as of even date herewith, (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain New A320 (CFM Powered) Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8E-2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the New A320 (CFM Powered) Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

**	Confidential Treatment Requested.

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PREAMBLE
The guarantees defined below (“the Guarantees”) are applicable to the New A320 (CFM Powered) as described in the Technical Specification ** for:
a) Increased Design Weights to:

Maximum Take-Off Weight	**
Maximum Landing Weight	**
Maximum Zero Fuel Weight	**
b) The fitting of CFM International CFM56-5B4/P propulsion system and without taking into account any further changes thereto as provided in the Agreement.
All Guarantees specified in this document are applicable to aircraft to be delivered from 2009 onwards.
1	GUARANTEED PERFORMANCE

1.1	Take-off

1.1.1	FAR take-off field length at an New A320 (CFM Powered) Aircraft gross weight of **at the start of TORA at sea level pressure altitude in ** shall be not more than a guaranteed value of **.

1.1.2	When operated under the following conditions (representative of PHX 25R):

Pressure altitude	: **
Ambient temperature	: **
Take-off run available (TORA)	: **
Take-off distance available	: **
Accelerate-stop distance available	: **
Slope	: **
Wind	: **
Line-up allowance TOD	: **
Line-up allowance ASD	: **
Obstacles (height and distance	: **
from end of TORA)	: ** : ** : ** : ** : ** : **

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the maximum permissible weight at the start of TORA shall be not less than a guaranteed value of **.
1.1.3	When operated under the following conditions **:

Pressure altitude	: **
Ambient temperature	: **
Take-off run available (TORA)	: **
Take-off distance available	: **
Accelerate-stop distance available	: **
Slope	: **
Wind	: **
Line-up allowance TOD	: **
Line-up allowance ASD	: **
Obstacles (height and distance	: **
from end of TORA)	: **
: **
: **
: **
: **
: **
: **
: **
the maximum permissible weight at the start of TORA shall be **.

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1.2	Second Segment

The New A320 (CFM Powered) shall **

1.3	Landing Field Length
FAR certified dry landing field length at an New A320 (CFM Powered) Aircraft gross weight of **at sea level pressure altitude shall be not more than **.
1.4	Specific Range

1.4.1	The nautical miles per pound of fuel at an New A320 (CFM Powered) Aircraft gross weight of ** at a pressure altitude of ** at a true Mach number of ** shall be not less than a guaranteed value of **.

1.4.2	The nautical miles per pound of fuel at an New A320 (CFM Powered) Aircraft gross weight of ** at a pressure altitude of ** at a true Mach number of ** shall be not less than a guaranteed value of **.

2	MISSION GUARANTEES

2.1	The New A320 (CFM Powered) will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.1.1	The departure airport conditions ** are as follows:

Pressure altitude	: **
Ambient temperature	: **
Take-off run available (TORA)	: **
Take-off distance available	: **
Accelerate-stop distance available	: **
Slope	: **
Wind	: **
Line-up allowance TOD	: **
Line-up allowance ASD	: **
Obstacles (height and distance	: **
from end of TORA)	: **
: **

: **
: **

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The destination airport conditions are such as to allow the required landing weight to be used without restriction. **
2.1.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.1.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.1.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitude ** above the destination airport are conducted in **. Climb and descent speeds below ** will be 250 knots CAS.

2.1.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.1.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.1.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.1.4 above.

**

2.1.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:
1)	**

2)	**

3)	**
2.2	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.1 the Block Fuel shall be not more than a guaranteed value of **.

2.3	The New A320 (CFM Powered) will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.3.1	The departure airport conditions are as described in paragraph 2.1.1.

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The destination airport conditions are such as to allow the required landing weight to be used without restriction. **
2.3.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.3.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.3.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitude of ** above the destination airport are conducted in **. Climb and descent speeds below ** will be 250 knots CAS.

2.3.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.3.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.3.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.3.4 above.

**

2.3.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:

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1)	**

2)	**

3)	**
2.4	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.3 the Block Fuel shall be not more than a guaranteed value of **.

2.5	The New A320 (CFM Powered) will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.5.1	The departure airport conditions are as described in paragraph 2.1.1.

**

2.5.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.5.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.5.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitudes of ** above the destination airport are conducted in ISA conditions. Climb and descent speeds below ** will be **.

2.5.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.5.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.5.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.5.4 above.

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**

2.5.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:
1)	**

2)	**

3)	**
2.6	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.5 the Block Fuel shall be not more than a guaranteed value of **.

2.7	**.

3	MANUFACTURER’S WEIGHT EMPTY

3.1	The Seller guarantees a Manufacturer’s Weight Empty of **.

3.2	For the purpose of this paragraph 3 the Manufacturer’s Weight Empty is the Manufacturer’s Weight Empty defined in Section **

For information only an analysis of the Manufacturer’s Weight Empty, Customer Changes, Operators Items and Operating Weight Empty is shown in Appendix A to this Letter Agreement.

4	NOISE

4.1	Exterior Noise

For the purpose of the exterior noise guarantees of paragraphs 4.1.1, 4.1.2 and 4.1.3 no thrust BUMP for take-off is assumed.

4.1.1	Noise Certification

The A320-214 powered by CFM56-5B4/P engines at a ** and a ** shall be certified in accordance with the requirements of **
4.1.2	**

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•	4.1.3 **

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**
4.2	Interior Noise

4.2.1	Interior Noise on Ground

4.2.1.2	Cockpit

During ground operation, with the APU and the air conditioning in normal operation and passenger doors closed, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) in the cockpit shall be as follows:

Guarantee
SPL [dB(A)]	**
SIL [dB]	**
Noise level shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

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4.2.1.2	Cabin
During ground operation, with the APU and the air conditioning in normal operation and passenger doors open or closed, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) in the passenger seated area shall be as follows:

Guarantee
Passenger seated area	SPL[dB(A)]	*	*
	SIL [dB]	*	*
4.2.2	Interior Noise in Flight

4.2.2.1	Cockpit
At a pressure altitude of ** and a true Mach number of **in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
SPL [dB(A)]	**
SIL [dB]	**
Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.
4.2.2.2	Cabin
At a pressure altitude of ** and a true Mach number of ** in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
Front 40% of passenger seated area	SPL[dB(A)]	**
	SIL [dB]	**
Remaining 60 % of passenger seated area	SPL[dB(A)]	**
	SIL [dB]	**

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Noise levels shall be measured at a height of ** above the passenger compartment floor on the aisle center lines in the passenger seated area.
5	GUARANTEE CONDITIONS

5.1	The performance and noise certification requirements for the New A320 (CFM Powered), except where otherwise noted, will be as stated in **.

5.2	For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, no line-up allowances, zero wind, atmosphere according to **, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results **.

5.2.1	When establishing take-off and second segment performance **

5.3	The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in ** and an average ventilation rate not less than the amount defined in ** but no air will be bled from the engines for anti-icing.

5.4	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section **. Cabin air conditioning management during performance demonstration as described in paragraph 6.3 below may be such as to optimize the New A320 (CFM Powered) performance while meeting the **

5.5	The engines will be operated using not more than **

5.6	Where applicable the Guarantees assume the use of an approved fuel having a density of **

5.7	Loading restrictions may apply for operations with **

5.8	Speech interference level (SIL) is defined as the arithmetic average of the sound pressure levels **. A-weighted sound pressure level (dB(A)) is as defined in the **

5.9	All guaranteed interior noise levels refer to an aircraft with standard acoustic insulation, an interior completely furnished and equipped with standard cloth seats. The effect of Buyer furnished equipment other than standard passenger cloth seats (standard seats or acoustically equivalent) shall be the responsibility of the Buyer ** Effects on noise of Buyer furnished equipment and installations by or on behalf of the Buyer

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are not covered by this guarantee.
6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees defined in paragraphs 1 and 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A320 (CFM Powered) aircraft of the same aerodynamic configuration as those New A320 (CFM Powered) Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (the “IFP”) appropriate to the New A320 (CFM Powered) Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty guarantee defined in paragraph 3 shall be demonstrated with reference to a weight compliance report.

6.5	The approved aircraft flight manual shall be used to demonstrate compliance with the certification noise levels guarantees (paragraph 4.1.1).

6.6	FAA Advisory Circular 36-3H dated 25 April 2002 shall be used to demonstrate compliance with the guarantee in paragraph 4.1.2.

6.7	The Airbus Noise Level Computation program will be used to demonstrate compliance with the guarantee in paragraph 4.1.3.

6.8	Compliance with the interior noise guarantees shall be demonstrated with reference to noise surveys conducted on one (or more) aircraft at the Seller’s discretion of an acoustically equivalent standard to those A320-214 aircraft purchased by the Buyer. Data derived from flight tests and noise surveys shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices.

6.9	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

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6.10	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s New A320 (CFM Powered).

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“rule change”) by any governmental agency made subsequent to the date of the Agreement and such rule change affects the New A320 (CFM Powered) configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

7.2	The Guarantees apply to the New A320 (CFM Powered) as described in the Preamble to this Letter Agreement and may be adjusted in the event of:
a)	Any further configuration change which is the subject of a SCN

b)	Variation in actual weights of items defined in Section 13-10 of the Specification

c)	Changes required to obtain certification which cause changes to the performance or weight of the New A320 (CFM Powered)
8	EXCLUSIVE GUARANTEES
The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.
9	**

10.	**

11.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy
	Name: Thomas T. Weir		Name: John J. Leahy
	Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

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APPENDIX A
     **

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LETTER AGREEMENT NO. 8F-1
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re:           A321-211 (CFM Powered) PERFORMANCE GUARANTEES
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated Airbus A320 Family Purchase Agreement dated as of even date herewith, (the “Agreement”) which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain New A321 (CFM Powered) Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8F-1 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the New A321 (CFM Powered) Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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PREAMBLE
The guarantees defined below (“the Guarantees”) are applicable to the New A321 (CFM Powered) Aircraft as described in the Technical Specification ** for:
a)	Increased Design Weights to:

Maximum Take-Off Weight	**
Maximum Landing Weight	**
Maximum Zero Fuel Weight	**
b)	**

c)	**

d)	**
and without taking into account any further changes thereto as provided in the Agreement.
All Guarantees specified in this document are applicable to aircraft to be **.
1	GUARANTEED PERFORMANCE

1.1	Take-off

1.1.1	FAR take-off field length at an New A321 (CFM Powered) Aircraft gross weight of ** at the start of TORA at sea level pressure altitude in ** shall be not more than a guaranteed value of **.

1.1.2	When operated under the following conditions **:

Pressure altitude	: **
Ambient temperature	: **
Take-off run available (TORA)	: **
Take-off distance available	: **
Accelerate-stop distance available	: **
Slope	: **
Wind	: **
Line-up allowance TOD	: **
Line-up allowance ASD	: **

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Obstacles (height and distance	: **
from end of TORA)	: **
: **
: **
: **
: **
: **
the maximum permissible weight at the start of TORA shall be not less than a guaranteed value of **
1.1.3	When operated under the following conditions **:

Pressure altitude	: **
Ambient temperature	: **
Take-off run available (TORA)	: **
Take-off distance available	: **
Accelerate-stop distance available	: **
Slope	: **
Wind	: **
Line-up allowance TOD	: **
Line-up allowance ASD	: **
Obstacles (height and distance	: **
from end of TORA)	: **
: **
: **
: **
: **
: **
: **
: **
the maximum permissible weight at the start of TORA shall be not less than a guaranteed value of **.
1.2	Second Segment

The New A321 (CFM Powered) Aircraft shall **

1.3	Landing Field Length

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FAR certified dry landing field length at an New A321 (CFM Powered) Aircraft gross weight of **at sea level pressure altitude shall be not more than **
1.4	Specific Range

1.4.1	The nautical miles per pound of fuel at an New A321 (CFM Powered) Aircraft gross weight of ** at a pressure altitude of **in ** at a true Mach number of ** shall be not less than a guaranteed value of **.

1.4.2	The nautical miles per pound of fuel at an New A321 (CFM Powered) Aircraft gross weight of ** at a pressure altitude of ** in ** at a true Mach number of ** shall be not less than a guaranteed value of **.

2	MISSION GUARANTEES

2.1	The New A321 (CFM Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.1.1	The departure airport conditions are as described in paragraph 1.1.2.

The destination airport conditions are such as to allow the required landing weight to be used without restriction. **

2.1.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.1.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.1.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitudes of ** above the destination airport are conducted in **. Climb and descent speeds below ** will be **.

2.1.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.1.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.1.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.1.4 above.

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**

2.1.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:

1)	**
2)	**
3)	**
2.2	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.1 the Block Fuel shall be not more than a guaranteed value of **.

2.3	The New A321 (CFM Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.3.1	The departure airport conditions are as described in paragraph 1.1.2.

The destination airport conditions are such as to allow the required landing weight to be used without restriction. **

2.3.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.3.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.3.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitudes of ** and descent to ** above the destination airport are conducted in ** Climb and descent speeds below ** will be **

2.3.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.3.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.3.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.3.4 above.

**

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2.3.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:

1)	**
2)	**
3)	**
2.4	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.3 the Block Fuel shall be not more than a guaranteed value of **.

2.5	The New A321 (CFM Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.5.1	The departure airport conditions are as described in paragraph 1.1.2.

**

2.5.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.5.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.5.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of **at pressure altitudes of ** above the destination airport are conducted in **. Climb and descent speeds below ** will be **

2.5.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.5.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.5.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.5.4 above.

**

2.5.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:

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1)	**
2)	**
3)	**
2.6	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.5 the Block Fuel shall be not more than a guaranteed value of **.

2.7	The New A321 (CFM Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.7.1	The departure airport conditions are as described in paragraph 1.1.3.

**

2.7.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.7.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.7.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of **at pressure altitudes of ** above the destination airport are conducted in ** conditions. Climb and descent speeds below ** will be **.

2.7.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.7.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.7.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.7.4 above.

**

2.7.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:

1)	**
2)	**

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3)	**
2.8	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.7 the Block Fuel shall be not more than a guaranteed value of **.

2.9	The New A321 (CFM Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

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2.9.1	The departure airport conditions are as described in paragraph 1.1.3.

**

2.9.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.9.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.9.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of **at pressure altitudes of **above the destination airport are conducted in ** conditions. Climb and descent speeds below ** will be **

2.9.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.9.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.9.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.9.4 above.

**

2.9.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:

1)	**
2)	**
3)	**
2.10	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.9 the Block Fuel shall be not more than a guaranteed value of **.

2.11	The New A321 (CFM Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

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2.11.1	The departure airport conditions are as described in paragraph 1.1.3.

**

2.11.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.11.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.11.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of **at pressure altitudes of ** above the destination airport are conducted in **. Climb and descent speeds below ** will be **

2.11.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.11.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.11.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.11.4 above.

**

2.11.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:

1)	**
2)	**
3)	**
2.12	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.11 the Block Fuel shall be not more than a guaranteed value of **.

2.13	The New A321 (CFM Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.13.1	The departure airport conditions **are as follows:

Pressure altitude	: **

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Ambient temperature	: **
Take-off run available (TORA)	: **
Take-off distance available	: **
Accelerate-stop distance available	: **
Slope	: **
Wind	: **
Line-up allowance TOD	: **
Line-up allowance ASD	: **
Obstacles (height and distance	: **
from end of TORA)	: **
: **
: **
: **
The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is **.

2.13.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.13.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.13.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitudes of ** above the destination airport are conducted in **. Climb and descent speeds below ** will be **.

2.13.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.13.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.13.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.13.4 above.

**

2.13.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:

1)	**
2)	**

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3)	**
2.14	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.13 the Block Fuel shall be not more than a guaranteed value of **.

2.15	The New A321 (CFM Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.15.1	The departure airport conditions are as described in paragraph 2.13.1.

**

2.15.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.15.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.15.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of **at pressure altitudes of ** above the destination airport are conducted in ** Climb and descent speeds below ** will be **

2.15.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.15.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.15.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.15.4 above.

**

2.15.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:

1)	**
2)	**
3)	**

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2.16	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.15 the Block Fuel shall be not more than a guaranteed value of **.

2.17	The New A321 (CFM Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.17.1	The departure airport conditions are as described in paragraph 2.13.1.

**

2.17.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.17.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.17.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitudes of ** above the destination airport are conducted in ** Climb and descent speeds below ** will be **.

2.17.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.17.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.17.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.17.4 above.

**

2.17.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:

1)	**
2)	**
3)	**
2.18	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.17 the Block Fuel shall be not more than a guaranteed value of **.

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2.19	**

3	MANUFACTURER’S WEIGHT EMPTY

3.1	The Seller guarantees a Buyer’s Manufacturer’s Weight Empty of **.

3.2	For the purposes of this paragraph 3 the Buyer’s Manufacturer’s Weight Empty is the Manufacturer’s Weight Empty defined in Section **

For information only an analysis of the Buyer’s Manufacturer’s Weight Empty, Customer Changes, Operators Items and Operating Weight Empty is shown in Appendix A to this Letter Agreement.

4	NOISE

4.1	Exterior Noise

For the purpose of the exterior noise guarantees of paragraphs 4.1.1, 4.1.2 and 4.1.3 no thrust BUMP for take-off is assumed.

4.1.1	Noise Certification

The A321-211 powered by CFM56-5B3/P engines at a ** and a ** shall be certified in accordance with the requirements of **

4.1.2	**

4.1.3	**

4.2	Interior Noise

4.2.1	Interior Noise on Ground

4.2.1.2	Cockpit

During ground operation, with the APU and the air conditioning in normal operation and passenger doors closed, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) in the cockpit shall be as follows:

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Guarantee
SPL [dB(A)]	**
SIL [dB]	**
Noise level shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

4.2.1.2	Cabin

During ground operation, with the APU and the air conditioning in normal operation and passenger doors open or closed, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) in the passenger seated area shall be as follows:

Guarantee
Passenger seated area	SPL[dB(A)]	**
	SIL [dB]	**
4.2.2	Interior Noise in Flight

4.2.2.1	Cockpit

At a pressure altitude of ** and a true Mach number of ** in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
SPL [dB(A)]	**
SIL [dB]	**
Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

4.2.2.2	Cabin

At a pressure altitude of ** and a true Mach number of ** in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

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Guarantee
Front 40% of passenger seated area	SPL[dB(A)]	**
	SIL [dB]	**
Remaining 60 % of passenger seated area	SPL[dB(A)]	**
	SIL [dB]	**
Noise levels shall be measured at a height of ** above the passenger compartment floor on the aisle center lines in the passenger seated area.

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5	GUARANTEE CONDITIONS

5.1	The performance and noise certification requirements for the New A321 (CFM Powered) Aircraft, except where otherwise noted, will be as stated in Section **

5.2	For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, no line-up allowances, zero wind, atmosphere according to **, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results **

5.2.1	When establishing take-off and second segment performance **

5.3	The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in ** and an average ventilation rate not less than the amount defined in **but no air will be bled from the engines for anti-icing.

5.4	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in ** Cabin air conditioning management during performance demonstration as described in paragraph 6.3 below may be such as to optimize the New A321 (CFM Powered) Aircraft performance while meeting the **

5.5	The engines will be operated using not more than **

5.6	Where applicable the Guarantees assume the use of an approved fuel having a density of **

5.7	Speech interference level (SIL) is defined as the arithmetic average of the sound pressure levels **. A-weighted sound pressure level (dB(A)) is as defined in the **

5.8	All guaranteed interior noise levels refer to an aircraft with standard acoustic insulation, an interior completely furnished and equipped with standard cloth seats. The effect of Buyer furnished equipment other than standard passenger cloth seats (standard seats or acoustically equivalent) shall be the responsibility of the Buyer **

Effects on noise of Buyer furnished equipment and installations by or on behalf of the Buyer are not covered by this guarantee.

6	GUARANTEE COMPLIANCE

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6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees defined in paragraphs 1 and 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A321 (CFM Powered) aircraft of the same aerodynamic configuration as those New A321 (CFM Powered) Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (the “IFP”) appropriate to the New A321 (CFM Powered) Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty guarantee defined in paragraph 3 shall be demonstrated with reference to a weight compliance report.

6.5	The approved aircraft flight manual shall be used to demonstrate compliance with the certification noise levels guarantees (paragraph 4.1.1).

6.6	FAA Advisory Circular 36-3H dated 25 April 2002 shall be used to demonstrate compliance with the guarantee in paragraph 4.1.2.

6.7	The Airbus Noise Level Computation program will be used to demonstrate compliance with the guarantee in paragraph 4.1.3.

6.8	Compliance with the interior noise guarantees shall be demonstrated with reference to noise surveys conducted on one (or more) aircraft at the Seller’s discretion of an acoustically equivalent standard to those A321-211 aircraft purchased by the Buyer. Data derived from flight tests and noise surveys shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices.

6.9	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

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6.10	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s New A321 (CFM Powered) Aircraft.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“rule change”) by any governmental agency made subsequent to the date of the Agreement and such rule change affects the New A321 (CFM Powered) Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

7.2	The Guarantees apply to the New A321 (CFM Powered) Aircraft as described in the Preamble to this Letter Agreement and may be adjusted in the event of:
a)	Any further configuration change which is the subject of a SCN

b)	Variation in actual weights of items defined in Section 13-10 of the Specification

c)	Changes required to obtain certification which cause changes to the performance or weight of the New A321 (CFM Powered) Aircraft
8	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

9	**

10.	TRANSFERABILITY

Notwithstanding the provisions of Clause 20 or any other provision of the Agreement, the Buyer’s rights under this Guarantee are not transferable and shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise. Any assignment, sale, transfer or other alienation of the Buyer’s rights under this Guarantee with respect to any New A321 (CFM Powered) Aircraft will, as to the New A321 (CFM Powered) Aircraft involved, immediately void this Guarantee in its entirety.

11.	COUNTERPARTS

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This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir Name: Thomas T. Weir	By:	/s/ John J. Leahy Name: John J. Leahy
	Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

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APPENDIX A to Letter Agreement No. 8F-1
     **

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LETTER AGREEMENT NO. 8F-2
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281

Re:	New A321-231 AIRCRAFT PERFORMANCE GUARANTEES(IAE Powered/93.5ton)
Ladies and Gentlemen,
US Airways, Inc., (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain New A321 (IAE Powered) Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8F-2 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the New A321 (IAE Powered) Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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PREAMBLE
The guarantees defined below (“the Guarantees”) are applicable to the New A321 (IAE Powered) Aircraft as described in the Technical Specification ** for:
a)	Increased Design Weights to:

Maximum Take-Off Weight Maximum Landing Weight Maximum Zero Fuel Weight	** ** **
b)	The fitting of provisions for two Additional Centre Tanks (“ACT”)

c)	**

d)	**
and without taking into account any further changes thereto as provided in the Agreement.
All Guarantees specified in this document are applicable to aircraft to be delivered from 2009 onwards.
1	GUARANTEED PERFORMANCE

1.1	Take-off

1.1.1	FAR take-off field length at an New A321 (IAE Powered) Aircraft gross weight of **at the start of TORA at sea level pressure altitude in ** shall be not more than a guaranteed value of **.

1.1.2	When operated under the following conditions **:

Pressure altitude	: **
Ambient temperature	: **
Take-off run available (TORA)	: **
Take-off distance available	: **
Accelerate-stop distance available	: **
Slope	: **
Wind	: **
Line-up allowance TOD	: **
Line-up allowance ASD	: **
Obstacles (height and distance	: **
from end of TORA)	: **
: **
: **

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: **
: **
: **
the maximum permissible weight at the start of TORA shall be not less than a guaranteed value of **.
1.1.3	When operated under the following conditions **:

Pressure altitude	: **
Ambient temperature	: **
Take-off run available (TORA)	: **
Take-off distance available	: **
Accelerate-stop distance available	: **
Slope	: **
Wind	: **
Line-up allowance TOD	: **
Line-up allowance ASD	: **
Obstacles (height and distance	: **
from end of TORA)	: **
: **
: **
: **
: **
: **
the maximum permissible weight at the start of TORA shall be not less than a guaranteed value of **.
1.2	Second Segment
The New A321 (IAE Powered) Aircraft shall **

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1.3	Landing Field Length
FAR certified dry landing field length at an New A321 (IAE Powered) Aircraft gross weight of **at sea level pressure altitude shall be not more than **.
1.4	Specific Range

1.4.1	The nautical miles per pound of fuel at a New A321 (IAE Powered) Aircraft gross weight of ** at a pressure altitude of ** at a true Mach number of ** shall be not less than a guaranteed value of **.

1.4.2	The nautical miles per pound of fuel at a New A321 (IAE Powered) Aircraft gross weight of ** at a pressure altitude of ** at a true Mach number of ** shall be not less than a guaranteed value of **.

2	MISSION GUARANTEES

2.1	The New A321 (IAE Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.1.1	The departure airport conditions are as described in paragraph 1.1.2.
The destination airport conditions are such as to allow the required landing weight to be used without restriction. **.
2.1.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.1.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.1.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitude of ** above the destination airport are conducted in ** conditions. Climb and descent speeds below ** will be **

2.1.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.1.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.1.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.1.4 above.

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**
2.1.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:
1)	**

2)	**

3)	**
2.2	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.1 the Block Fuel shall be not more than a guaranteed value of **.

2.3	The New A321 (IAE Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of ** when operated under the conditions defined below:

2.3.1	The departure airport conditions are as described in paragraph 1.1.2.
The destination airport conditions are such as to allow the required landing weight to be used without restriction. **
2.3.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.3.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.3.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitude of ** above the destination airport are conducted in ** Climb and descent speeds below ** will be **.

2.3.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.3.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.3.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.3.4 above.
**
2.3.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:

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1)	**

2)	**

3)	**
2.4	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.3 the Block Fuel shall be not more than a guaranteed value of **.

2.5	The New A321 (IAE Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.5.1	The departure airport conditions are as described in paragraph 1.1.2.
The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is **.
2.5.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.5.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.5.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitude of ** above the destination airport are conducted in **. Climb and descent speeds below ** will be **.

2.5.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.5.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.5.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.5.4 above.
**
2.5.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:
1)	**

2)	**

3)	**

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2.6	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.5 the Block Fuel shall be not more than a guaranteed value of **.

2.7	The New A321 (IAE Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.7.1	The departure airport conditions are as described in paragraph 1.1.3.
The destination airport conditions are such as to allow the required landing weight to be used without restriction. **
2.7.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.7.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.7.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitude of ** above the destination airport are conducted in **. Climb and descent speeds below ** will be **.

2.7.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.7.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.7.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.7.4 above.
**
2.7.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:
1)	**

2)	**

3)	**
2.8	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.7 the Block Fuel shall be not more than a guaranteed value of **.

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2.9	The New A321 (IAE Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.9.1	The departure airport conditions are as described in paragraph 1.1.3.
**
2.9.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.9.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.9.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of **at pressure altitude of ** above the destination airport are conducted in **. Climb and descent speeds below ** will be **

2.9.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.9.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.9.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.9.4 above.
**
2.9.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:

1) ** 2) ** 3) **
2.10	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.9 the Block Fuel shall be not more than a guaranteed value of **.

2.11	The New A321 (IAE Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of ** when operated under the conditions defined below:

2.11.1	The departure airport conditions are as described in paragraph 1.1.3.
**

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2.11.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.11.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.11.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of ** at pressure altitude of ** above the destination airport are conducted in **. Climb and descent speeds below ** will be **.

2.11.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.11.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.11.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.11.4 above.
**
2.11.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:
1)	**

2)	**

3)	**
2.12	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.11 the Block Fuel shall be not more than a guaranteed value of **.

2.13	The New A321 (IAE Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.13.1	The departure airport conditions **are as follows:

Pressure altitude	: **
Ambient temperature	: **
Take-off run available (TORA)	: **
Take-off distance available	: **
Accelerate-stop distance available	: **
Slope	: **
Wind	: **

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Line-up allowance TOD	: **
Line-up allowance ASD	: **
Obstacles (height and distance	: **
from end of TORA)	: **
: **
: **
: **
The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is **.
2.13.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.13.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.13.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of **at pressure altitudes of ** above the destination airport are conducted in **. Climb and descent speeds below ** will be **.

2.13.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.13.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.13.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.13.4 above.
**
2.13.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:
1)	**

2)	**

3)	**
2.14	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.13 the Block Fuel shall be not more than a guaranteed value of **.

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2.15	The New A321 (IAE Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.15.1	The departure airport conditions are as described in paragraph 2.13.1.
The destination airport conditions are such as to allow the required landing weight to be used without restriction. **
2.15.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.15.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.15.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of **at pressure altitudes of ** above the destination airport are conducted in **. Climb and descent speeds below ** will be **.

2.15.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.15.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.15.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.15.4 above.
**
2.15.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:
1)	**

2)	**

3)	**
2.16	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.15 the Block Fuel shall be not more than a guaranteed value of **.

2.17	The New A321 (IAE Powered) Aircraft will be capable of carrying a guaranteed payload of not less than ** over a still air stage distance of **when operated under the conditions defined below:

2.17.1	The departure airport conditions are as described in paragraph 2.13.1.

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The destination airport conditions are such as to allow the required landing weight to be used without restriction. **
2.17.2	An allowance of ** of fuel is included for taxi at the departure airport.

2.17.3	An allowance of ** of fuel is included for take-off and climb to ** above the departure airport at ** with acceleration to climb speed.

2.17.4	Climb from ** above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of **at pressure altitudes of ** above the destination airport are conducted in **. Climb and descent speeds below ** will be **.

2.17.5	An allowance of ** of fuel is included for approach and land at the destination airport.

2.17.6	An allowance of ** of fuel is included for taxi at the destination airport.

2.17.7	Stage distance is defined as the distance covered during climb, cruise and descent as described in paragraph 2.17.4 above.
**
2.17.8	At the end of approach and land ** of fuel will remain in the tanks. This represents the estimated fuel required for:
1)	**

2)	**

3)	**
2.18	In carrying a fixed payload of ** over a still air stage distance of **when operated under the conditions defined in paragraph 2.17 the Block Fuel shall be not more than a guaranteed value of **.

2.19	**

3	MANUFACTURER’S WEIGHT EMPTY

3.1	The Seller guarantees a Buyer’s Manufacturer’s Weight Empty of **.

3.2	For the purposes of this paragraph 3 the Buyer’s Manufacturer’s Weight Empty is the Manufacturer’s Weight Empty defined in Section **

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For information only an analysis of the Buyer’s Manufacturer’s Weight Empty, Customer Changes, Operators Items and Operating Weight Empty is shown in Appendix A to this Letter Agreement.
4	NOISE

4.1	Exterior Noise
For the purpose of the exterior noise guarantees of paragraphs 4.1.1, 4.1.2 and 4.1.3 no thrust BUMP for take-off is assumed.
4.1.1	Noise Certification
The A321-231 powered by V2533-A5 engines at a ** and a ** shall be certified in accordance with the requirements of **
4.1.2**
4.1.3**
4.2	Interior Noise

4.2.1	Interior Noise on Ground

4.2.1.2	Cockpit

During ground operation, with the APU and the air conditioning in normal operation and passenger doors closed, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) in the cockpit shall be as follows:

Guarantee
SPL [dB(A)]	*	*
SIL [dB]	*	*
Noise level shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.
4.2.1.2	Cabin

During ground operation, with the APU and the air conditioning in normal operation and passenger doors open or closed, the guaranteed A-weighted Sound Pressure Level

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(SPL) and the Speech Interference Level (SIL) in the passenger seated area shall be as follows:

Guarantee
Passenger seated area	SPL[dB(A)]	**
	SIL [dB]	**
4.2.2	Interior Noise in Flight

4.2.2.1	Cockpit

At a pressure altitude of ** and a true Mach number of **in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
SPL [dB(A)] SIL [dB]	** **
Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.
4.2.2.2	Cabin

At a pressure altitude of ** and a true Mach number of **in straight and level flight in still air under ISA conditions, the guaranteed A-weighted Sound Pressure Level (SPL) and the Speech Interference Level (SIL) shall be as follows:

Guarantee
Front 40% of passenger seated area	SPL[dB(A)]	**
	SIL [dB]	**
Remaining 60 % of passenger seated area	SPL[dB(A)]	**
	SIL [dB]	**
Noise levels shall be measured at a height of ** above the passenger compartment floor on the aisle center lines in the passenger seated area.
5	GUARANTEE CONDITIONS

5.1	The performance and noise certification requirements for the New A321 (IAE Powered) Aircraft, except where otherwise noted, will be as stated in **

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5.2	For the determination of FAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no obstacles, no line-up allowances, zero wind, atmosphere according to **, except as otherwise noted and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results **.

5.2.1	When establishing take-off and second segment performance **

5.3	The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in ** and an average ventilation rate not less than the amount defined in ** but no air will be bled from the engines for anti-icing.

5.4	Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in ** Cabin air conditioning management during performance demonstration as described in paragraph 6.3 below may be such as to optimize the New A321 (IAE Powered) Aircraft performance while meeting the **

5.5	The engines will be operated using not more than **

5.6	Where applicable the Guarantees assume the use of an approved fuel having a density of **

5.7	Speech interference level (SIL) is defined as the arithmetic average of the sound pressure levels **. A-weighted sound pressure level (dB(A)) is as defined in the **

5.8	All guaranteed interior noise levels refer to an aircraft with standard acoustic insulation, an interior completely furnished and equipped with standard cloth seats. The effect of Buyer furnished equipment other than standard passenger cloth seats (standard seats or acoustically equivalent) shall be the responsibility of the Buyer **

Effects on noise of Buyer furnished equipment and installations by or on behalf of the Buyer are not covered by this guarantee.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

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6.2	Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees defined in paragraphs 1 and 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller’s discretion) A321 aircraft of the same aerodynamic configuration as those New A321 (IAE Powered) Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (the “IFP”) appropriate to the New A321 (IAE Powered) Aircraft.

6.4	Compliance with the Manufacturer’s Weight Empty guarantee defined in paragraph 3 shall be demonstrated with reference to a weight compliance report.

6.5	The approved aircraft flight manual shall be used to demonstrate compliance with the certification noise levels guarantees (paragraph 4.1.1).

6.6	FAA Advisory Circular 36-3H dated 25 April 2002 shall be used to demonstrate compliance with the guarantee in paragraph 4.1.2.

6.7	The Airbus Noise Level Computation program will be used to demonstrate compliance with the guarantee in paragraph 4.1.3.

6.8	Compliance with the interior noise guarantees shall be demonstrated with reference to noise surveys conducted on one (or more) aircraft at the Seller’s discretion of an acoustically equivalent standard to those A321-231 aircraft purchased by the Buyer. Data derived from flight tests and noise surveys shall be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices.

6.9	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer’s specification.

6.10	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s New A321 (IAE Powered) Aircraft.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“rule change”) by any governmental agency made subsequent to the date of the Agreement and such rule change affects the New A321 (IAE Powered) Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

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7.2	The Guarantees apply to the New A321 (IAE Powered) Aircraft as described in the Preamble to this Letter Agreement and may be adjusted in the event of:
a)	Any further configuration change which is the subject of a SCN

b)	Variation in actual weights of items defined in Section 13-10 of the Specification

c)	Changes required to obtain certification which cause changes to the performance or weight of the New A321 (IAE Powered) Aircraft
8	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

9	**

10.	TRANSFERABILITY

Notwithstanding the provisions of Clause 20 or any other provision of the Agreement, the Buyer’s rights under this Guarantee are not transferable and shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise. Any assignment, sale, transfer or other alienation of the Buyer’s rights under this Guarantee with respect to any New A321 (IAE Powered) Aircraft will, as to the New A321 (IAE Powered) Aircraft involved, immediately void this Guarantee in its entirety.

11.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused this Letter Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy

Name: Thomas T. Weir		Name: John J. Leahy
Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

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APPENDIX A to Letter Agreement 8F-2
**

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LETTER AGREEMENT NO. 9
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re:       MISCELLANEOUS TERMS
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Purchase Agreement dated as of the date hereof (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	INEXCUSABLE DELAY

Clause 11.1 or the Agreement is deleted in its entirety and replaced by the following text between the “QUOTE” and “UNQUOTE”:
QUOTE:
11 —       INEXCUSABLE DELAY
**
2.	TERMINATION

2.1	**

2.2	Paragraph 21.2(1)(i) of the Agreement is amended to read as follows between the “QUOTE” and “UNQUOTE”
QUOTE
(1)       **
UNQUOTE
2.3	**

2.4	**
3.	ASSIGNMENT

Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

4.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy

Name: Thomas T. Weir		Name: John J. Leahy
Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

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LETTER AGREEMENT NO. 10
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re:      **
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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**

4.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy

Name: Thomas T. Weir		Name: John J. Leahy
Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

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LETTER AGREEMENT NO. 11
As of October 2, 2007
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re:       **
Ladies and Gentlemen,
US Airways, Inc., (the “Buyer”), and Airbus S.A.S. (the “Seller”), have entered into an Airbus Amended and Restated A320 Family Aircraft Purchase Agreement dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain New A320 Aircraft (the “Aircraft”), under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the New Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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**
11.	NEGOTIATED AGREEMENT

THE BUYER AND THE SELLER AGREE THAT THIS LETTER AGREEMENT HAS BEEN THE SUBJECT OF DISCUSSIONS AND NEGOTIATION BY THE PARTIES AND THAT THE OTHER MUTUAL AGREEMENT OF THE PARTIES SET FORTH IN THE PURCHASE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF, INTER ALIA, THE PROVISIONS OF THIS LETTER AGREEMENT.

12.	ASSIGNMENT

Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without prior written consent of the Seller and any attempted assignment or transfer in contravention of the provisions of this sentence will be void and of no force and effect.

13.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

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          If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy

Name: Thomas T. Weir		Name: John J. Leahy
Title: Vice President and Treasurer		Title:	Chief Operating Officer Customers

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